     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 19, 2002

                                                       REGISTRATION NO. 33-00628
                                                                        811-4424
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                           [X]
      POST-EFFECTIVE AMENDMENT NO. 35                            [X]
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                   [X]
      AMENDMENT NO. 37                                           [X]


                        VAN KAMPEN LIFE INVESTMENT TRUST
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)
      1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)
                                 (630) 684-6000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                 SARA L. BADLER


          EXECUTIVE DIRECTOR, GENERAL COUNSEL AND ASSISTANT SECRETARY

                          VAN KAMPEN INVESTMENTS INC.
                                1 PARKVIEW PLAZA
                                  PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------

                                   COPIES TO:

                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

                             ---------------------

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:

     [ ]  immediately upon filing pursuant to paragraph (b)


     [X]  on April 30, 2002 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 Title of Securities Being Registered: Shares of Beneficial Interest, par value
                                $0.01 per share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Van Kampen Life Investment Trust Comstock Portfolio
 -------------------------------------------------------------------------------

The Comstock Portfolio's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                    This Prospectus is dated APRIL 30, 2002


                                 CLASS I SHARES

                                   PROSPECTUS

                            (SHARES OFFERED PRIOR TO
                               APRIL 28, 2000 ARE
                           DESIGNATED CLASS I SHARES)

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Van Kampen Life Investment Trust General Information........   5
Investment Objective, Policies and Risks....................   5
Investment Advisory Services................................   9
Purchase of Shares..........................................  10
Redemption of Shares........................................  11
Dividends, Distributions and Taxes..........................  11
Financial Highlights........................................  13


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.


                        PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of equity securities, consisting principally of common stocks. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by the Portfolio's investment adviser to possess the potential for capital growth and income. Portfolio securities are typically sold when the assessments of the Portfolio's investment adviser of the capital growth and income potential for such securities materially change. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.



                           PRINCIPAL INVESTMENT RISKS


An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. A value style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Portfolio may invest) often fluctuate more than stock prices of larger companies. The ability of the Portfolio's investment holdings to generate income depends on the earnings and the continuing declaration of dividends by the issuers of such securities.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek capital growth and income over the long term

- Can withstand volatility in the value of their shares of the Portfolio

- Wish to add to their investment holdings a portfolio that emphasizes a value style of investing in equity securities

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class I Shares over the two calendar years prior to the date of this Prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
2000                                                                             29.79
2001                                                                             -2.46


The Portfolio's return for the three month period ended March 31, 2002 for Class I Shares was 3.73%. As a result of market activity, current performance may vary from the figures shown.



During the two year period shown in the bar chart, the highest quarterly return for Class I Shares was 14.90% (for the quarter ended December 31, 2000) and the lowest quarterly return for Class I Shares was -13.19% (for the quarter ended September 30, 2001).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with two broad-based market indices that the Portfolio's investment adviser believes are appropriate benchmarks for the Portfolio: the Standard & Poor's 500 Index* and the Standard & Poor's Barra Value Index**. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the indices. An investment cannot be made directly in the indices. Average annual total returns are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                    PAST       SINCE
    DECEMBER 31, 2001               1 YEAR    INCEPTION
-----------------------------------------------------------
    Van Kampen Comstock
    Portfolio --
    Class I Shares                   -2.46%      6.93%(1)
............................................................
    Standard & Poor's 500 Index     -11.87%     -4.31%(2)
............................................................
    Standard & Poor's Barra Value
    Index                           -11.71%     -2.10%(2)
............................................................



Inception Dates: (1) 4/30/99, (2) 4/30/99



 * The Standard & Poor's 500 Index is a market-weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation.



** The Standard & Poor's Barra Value Index is constructed by dividing the stocks in the Standard & Poor's 500 Index according to a single attribute of price-to-book ratio. The index contains companies with lower price-to-book ratios, and is capitalization weighted so that each stock is weighted in the appropriate index in proportion to its market value.

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Comstock Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are generally sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Portfolio's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.


In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies. The Portfolio's investment adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Portfolio's style presents the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. The Portfolio may invest in issuers of small-, medium- or large-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Portfolio invests in small- and medium-sized companies, the Portfolio may be subject to greater risk than that assumed through investment in the securities of larger-sized companies.



The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks at the time of investment. The Portfolio's policy in the foregoing sentence may be changed by the Portfolio's Board of Trustees, but no change is anticipated; if the Portfolio's policy in the foregoing sentence changes, the Portfolio will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Portfolio remains an appropriate investment in light of the changes. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



While the Portfolio invests principally in common stocks, the Portfolio may invest in preferred stocks and securities convertible into common and preferred stocks. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Up to 5% of the Portfolio's net assets may be invested in convertible securities that are below investment quality.



The Portfolio generally holds up to 10% of its total assets in high-quality short-term debt securities and in investment grade corporate debt securities to provide liquidity. High-quality short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements. Investment grade corporate debt securities include securities rated BBB or better by Standard & Poor's ("S&P") or rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or unrated securities judged by the investment adviser to be of comparable quality. A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities may decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities tend to fluctuate more in response to changes in interest rates than shorter-term securities.


                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS


The Portfolio may invest up to 25% of the Portfolio's total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.


The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.


The Portfolio may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.


Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Portfolio, are still uncertain.


       USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Portfolio's investments and the expectations of the Portfolio's investment adviser concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use these transactions to further the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.


In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing index futures contracts, however, the Portfolio can compensate for the cash portion of its assets.



If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.


The Portfolio can engage in options (or index options or index futures contracts options) to attempt to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.


The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

In addition to futures contracts and options on securities, the Portfolio may engage in foreign currency futures contracts and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.


In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return.


A more complete discussion of options, futures contracts and options on futures contracts and their risks is contained in the Portfolio's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 10% of the Portfolio's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Portfolio's investment adviser believes the potential for capital growth and income has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.


Investment Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management Inc. is the Portfolio's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $74 billion under management or supervision as of March 31, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.60%
...................................................
    Over $500 million            0.55%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.60% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2001. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Portfolio is managed by the Adviser's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include B. Robert Baker, Jr., a Managing Director of the Adviser, Jason S. Leder, an Executive Director of the Adviser and Kevin C. Holt, a Vice President of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this Prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio generally offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Statement of Additional Information.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated. Sales, redemptions and exchanges of Portfolio shares are made at the Portfolio's net asset value per share, which is calculated as of the close of trading on the Exchange each day that the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Portfolio's Board of Trustees.


Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Dividends, Distributions

and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.


Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).

TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.


Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the corporate dividends received deduction.



Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to the insurance company as long-term capital gains, regardless of how long the shares of the Portfolio have been held by the insurance company. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.


As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the periods indicated. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the fiscal years ended December 31, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Portfolio's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal period ended December 31, 1999 has been audited by PricewaterhouseCoopers LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                        FISCAL          FISCAL            APRIL 30, 1999
                                                      YEAR ENDED      YEAR ENDED         (COMMENCEMENT OF
                                                     DECEMBER 31,    DECEMBER 31,    INVESTMENT OPERATIONS) TO
COMSTOCK PORTFOLIO-CLASS I SHARES                        2001            2000            DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....            $11.75          $ 9.31                $10.00
                                                        ------          ------                ------
  Net Investment Income.....................               .09             .14                   .10
  Net Realized and Unrealized Gain(/Loss)...              (.38)           2.57                  (.66)
                                                        ------          ------                ------
Total from Investment Operations............              (.29)           2.71                  (.56)
                                                        ------          ------                ------

Less:
Distributions from and in Excess of Net
  Investment Income.........................               -0-             .09                   .13
Distributions from and in Excess of Net
  Realized Gain.............................               .04             .18                   -0-
                                                        ------          ------                ------
Total Distributions.........................               .04             .27                   .13
                                                        ------          ------                ------
Net Asset Value, End of the Period..........            $11.42          $11.75                $ 9.31
                                                        ======          ======                ======

Total Return*...............................            -2.46%          29.79%                -5.53%**
Net Assets at End of the Period (In
  millions).................................            $ 80.9          $ 16.7                $  1.6
Ratio of Expenses to Average Net Assets*
  (a).......................................              .81%           1.01%                  .95%
Ratio of Net Investment Income to Average
  Net Assets*...............................             1.42%           2.49%                 1.99%
Portfolio Turnover..........................               50%             74%                   42%**

* If certain expenses had not been
  voluntarily assumed by the Adviser, total
  returns would have been lower and the
  ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (a).......................................               N/A           2.20%                10.36%
Ratio of Net Investment Income/Loss to
  Average Net Assets........................               N/A           1.30%                (7.42%)


** Non-Annualized


N/A = Not Applicable


(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .06% for the year ended December 31, 2000.

Board of Trustees

 -------------------------------------------------------------------------------


J. Miles Branagan         Jack E. Nelson
Jerry D. Choate           Richard F. Powers, III*
Linda Hutton Heagy        Wayne W. Whalen*
R. Craig Kennedy          Suzanne H. Woolsey
Mitchell M. Merin*


* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

For More Information

 -------------------------------------------------------------------------------


EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


  - Call your broker or Client Relations 800-341-2929




DEALERS


  - VAN KAMPEN INVESTMENTS 800-421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)


  - For shareholder and dealer inquiries through TDD, call 800-421-2833


VAN KAMPEN LIFE INVESTMENT
TRUST -- COMSTOCK PORTFOLIO
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Life Investment Trust -- Comstock Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713

Boston, MA 02110-1713

Attn: Van Kampen Life Investment Trust -- Comstock Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

Van Kampen Life
Investment Trust
Comstock Portfolio


A Statement of Additional Information, which contains more details about the Trust and the Comstock Portfolio, is incorporated by reference in its entirety into this prospectus.

You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2929.
Telecommunications Device for the Deaf users may call (800) 421-2833.

Information about the Trust and the Comstock Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                                 APRIL 30, 2002


                                 CLASS I SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]
                                                              LIT PRO COM I 4/02
The Portfolio's Investment Company
Act File No. is 811-4424.

Van Kampen Life Investment Trust
Emerging Growth Portfolio
 -------------------------------------------------------------------------------


The Emerging Growth Portfolio's investment objective is to seek capital appreciation. The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in a portfolio of common stocks of companies considered by the Portfolio's investment adviser to be emerging growth companies.


Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                    This Prospectus is dated APRIL 30, 2002


                                 CLASS I SHARES

                                   PROSPECTUS

                            (SHARES OFFERED PRIOR TO
                               APRIL 28, 2000 ARE
                           DESIGNATED CLASS I SHARES)

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Van Kampen Life Investment Trust General Information........   5
Investment Objective, Policies and Risks....................   5
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  12
Dividends, Distributions and Taxes..........................  12
Financial Highlights........................................  14


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital appreciation.


                        PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 65% of the Portfolio's total assets in a portfolio of common stocks of companies considered by the Portfolio's investment adviser to be emerging growth companies. Emerging growth companies are those domestic or foreign companies that the Portfolio's investment adviser believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies. The Portfolio's investment adviser generally sells securities when it believes growth potential, earnings expectations or valuations flatten or decline. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.



                           PRINCIPAL INVESTMENT RISKS


An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes a growth style of investing. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of smaller or unseasoned companies (in which the Portfolio may invest) often fluctuate more and may fall more than the stock prices of larger, more established companies. Historically, smaller- and medium-sized company stocks have sometimes gone through extended periods when they did not perform as well as larger company stocks. The Portfolio may from time to time emphasize certain sectors of the market. To the extent the Portfolio invests a significant portion of its assets in securities of companies in the same sector of the market, the Portfolio is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.


RISKS OF EMERGING GROWTH COMPANIES. Companies that the Portfolio's investment adviser believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people, or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek capital appreciation over the long term

- Can withstand substantial volatility in the value of their shares of the Portfolio


- Wish to add to their investment holdings a portfolio that emphasizes a growth style of investing in common stocks of emerging growth companies


An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class I Shares over the six calendar years prior to the date of this Prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1996                                                                             16.55
1997                                                                             20.42
1998                                                                             37.56
1999*                                                                           104.38
2000                                                                            -10.15
2001                                                                            -31.49

* The Portfolio's performance during the one-year period ended December 31, 1999 is largely attributable to investments in the technology sector, which performed favorably for the period. This performance was achieved during a rising market, and there is no guarantee that this performance record or the circumstances leading to it can be replicated in the future. As the Portfolio expects to have a substantial portion of its assets invested in equity securities of emerging growth companies, the Portfolio will be subject to more volatility and erratic movements than the market in general.


The Portfolio's return for the three month period ended March 31, 2002 for Class I Shares was -5.25%. As a result of market activity, current performance may vary from the figures shown.



During the six year period shown in the bar chart, the highest quarterly return for Class I Shares was 60.58% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class I Shares was -24.75% (for the quarter ended December 31, 2000).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Russell 1000 Growth Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED         PAST       PAST        SINCE
    DECEMBER 31, 2001    1 YEAR     5 YEARS    INCEPTION
------------------------------------------------------------
    Van Kampen Emerging
    Growth Portfolio--
    Class I Shares       -31.49%    15.82%      17.47%(1)
.............................................................
    Russell 1000 Growth
    Index                -20.42%     8.27%      12.00%(2)
.............................................................


Inception dates: (1) 7/3/95, (2) 6/30/95.


* The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an index of the 1,000 largest U.S. companies based on market capitalization.


Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Emerging Growth Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.


Shares of each portfolio generally are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Portfolio's investment objective is to seek capital appreciation. Any ordinary income received from securities owned by the Portfolio is entirely incidental to the Portfolio's investment objective. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 65% of the Portfolio's total assets in a portfolio of common stocks of companies considered by the Portfolio's investment adviser to be emerging growth companies. Emerging growth companies are those domestic or foreign companies that the Portfolio's investment adviser believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investments in such companies may offer greater opportunities for growth of capital, but also may involve certain special risks. Emerging growth companies often have accelerating or higher than average rates of earnings growth, or new or limited products, markets, services, distribution channels or financial resources, or they may be dependent upon one or a few key people for management, or the companies have other special circumstances. The securities of such companies may be subject to more abrupt or erratic market movements than the market averages in general.


The Portfolio's primary approach is to seek what the Portfolio's investment adviser believes to be attractive growth opportunities on an individual company basis. The Portfolio's investment adviser uses a "bottom-up" disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Portfolio's investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Portfolio's investment adviser expects that many of the companies in which the Portfolio invests may, at the time of investment, be experiencing higher rates of earnings growth than average. The securities of such companies may trade at higher price to earnings ratios than average and rates of earnings growth may be volatile.


The Portfolio does not limit its investments to any single group or type of security. The Portfolio may invest in securities involving special circumstances, such as initial public offerings, companies with new or rejuvenated management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources or other unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in smaller or unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments because securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.


The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. The Portfolio's investment adviser generally sells securities when it believes growth potential, earnings expectations or valuations flatten or decline. Other factors may include changes in the company's operations or relative market performance, changes in the appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment. In addition, if an individual stock position appreciates to a point where it begins to account for a larger percentage of the Portfolio's assets, the Portfolio's investment adviser may sell a portion of the position held.


The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective.

The Portfolio invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Portfolio invests primarily in common stocks, the Portfolio may invest in preferred stocks, convertible securities and rights and warrants to purchase common or preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.


A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Up to 5% of the Portfolio's net assets may be invested in convertible securities that are below investment grade quality.


Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS


The Portfolio may invest up to 25% of the Portfolio's total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.


The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.


The Portfolio may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.


Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro". The long term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Portfolio, are still uncertain.


       USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Portfolio's investments and the expectations of the Portfolio's investment adviser concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use these transactions to further the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.



In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing index futures contracts, however, the Portfolio can compensate for the cash portion of its assets.



If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.



The Portfolio can engage in options (or index options or index futures contract options) to attempt to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.



The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transactions and the liquidity of the transactions.


In addition to futures contracts and options on securities, the Portfolio may engage in foreign currency futures contracts and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.


In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return.



A more complete discussion of options, futures contracts and options on futures contracts and their risks is contained in the Portfolio's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 15% of the Portfolio's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.


The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Portfolio's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management Inc. is the Portfolio's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $74 billion under management or supervision as of March 31, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.70%
...................................................
    Next $500 million            0.65%
...................................................
    Over $1 billion              0.60%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.69% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2001. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Portfolio is managed by the Adviser's Multi-Cap Growth team. The team is made up of established investment professionals. Current members of the team include Gary Lewis, a Managing Director of the Adviser, Dudley Brickhouse, an Executive Director of the Adviser, Janet Luby, an Executive Director of the Adviser, David Walker, an Executive Director of the Adviser and Matthew Hart, a Vice President of the Adviser. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this Prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio generally offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

                        DETERMINATION OF NET ASSET VALUE


The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Statement of Additional Information.


Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated. Sales, redemptions and exchanges of Portfolio shares are made at the Portfolio's net asset value per share, which is calculated as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Portfolio's Board of Trustees.


Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.


Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).


TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the corporate dividends received deduction.



Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to the insurance company as long-term capital gains, regardless of how long the shares of the Portfolio have been held by the insurance company. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.


As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the periods indicated. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the fiscal years ended December 31, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Portfolio's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal years ended December 31, 1999, 1998 and 1997 has been audited by PricewaterhouseCoopers LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                         FISCAL YEAR ENDED DECEMBER 31,
EMERGING GROWTH PORTFOLIO -- CLASS I SHARES                2001         2000         1999         1998        1997
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period............      $ 41.44      $ 46.22      $ 22.62      $16.45      $13.66
                                                          -------      -------      -------      ------      ------
  Net Investment Income/Loss........................          .08          .04         (.01)       (.01)       (.01)
  Net Realized and Unrealized Gain/Loss.............       (13.13)       (4.67)       23.61        6.19        2.80
                                                          -------      -------      -------      ------      ------
Total from Investment Operations....................       (13.05)       (4.63)       23.60        6.18        2.79
                                                          -------      -------      -------      ------      ------
Less:
  Distributions from and in Excess of Net Investment
    Income..........................................          .03          -0-          -0-         .01         -0-
  Distribution from Net Realized Gain...............          -0-          .15          -0-         -0-         -0-
                                                          -------      -------      -------      ------      ------
Total Distributions.................................          .03          .15          -0-         .01         -0-
                                                          -------      -------      -------      ------      ------
Net Asset Value, End of the Period..................      $ 28.36      $ 41.44      $ 46.22      $22.62      $16.45
                                                          =======      =======      =======      ======      ======

Total Return*.......................................      -31.49%      -10.15%      104.38%      37.56%      20.42%
Net Assets at End of the Period (In millions).......      $ 398.4      $ 602.6      $ 263.5      $ 33.4      $ 10.5
Ratio of Expenses to Average Net Assets*............         .76%         .75%         .85%        .85%        .85%
Ratio of Net Investment Income/Loss to Average Net
  Assets*...........................................         .26%         .09%        (.17%)      (.23%)      (.11%)
Portfolio Turnover..................................         174%         108%          96%         91%        116%

*If certain expenses had not been voluntarily
 assumed by the Adviser, Total Returns would have
 been lower and the ratios would have been as
 follows:
Ratio of Expenses to Average Net Assets.............          N/A          N/A         .88%       1.23%       2.14%
Ratio of Net Investment Loss to Average Net
  Assets............................................          N/A          N/A        (.20%)      (.61%)     (1.40%)


N/A = Not Applicable

Board of Trustees

 -------------------------------------------------------------------------------


J. Miles Branagan               Jack E. Nelson
Jerry D. Choate                 Richard F. Powers, III*
Linda Hutton Heagy              Wayne W. Whalen*
R. Craig Kennedy                Suzanne H. Woolsey
Mitchell M. Merin*



* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.


For More Information

 -------------------------------------------------------------------------------


EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


  - Call your broker or Client Relations 800-341-2929




DEALERS


  - VAN KAMPEN INVESTMENTS 800-421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)


  - For shareholder and dealer inquiries through TDD, call 800-421-2833


VAN KAMPEN LIFE INVESTMENT TRUST - EMERGING GROWTH PORTFOLIO
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Life Investment Trust - Emerging Growth Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713

Boston, MA 02110-1713

Attn: Van Kampen Life Investment Trust - Emerging Growth Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

A Statement of Additional Information, which containsmore details about the Trust and the Emerging Growth Portfolio, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Portfolio in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2929.
Telecommunications Device for the Deaf users may call (800) 421-2833.

Information about the Trust and the Emerging Growth Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                                 APRIL 30, 2002


                                 CLASS I SHARES

                                   PROSPECTUS

Van Kampen
Life Investment
Trust Emerging
Growth Portfolio

                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                               LIT PRO EM I 4/02


The Portfolio's Investment Company


Act File No. is 811-4424.

Van Kampen Life Investment Trust Enterprise Portfolio
 -------------------------------------------------------------------------------

The Enterprise Portfolio's investment objective is to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation.

Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                    This Prospectus is dated APRIL 30, 2002


                                 CLASS I SHARES

                                   PROSPECTUS

                            (SHARES OFFERED PRIOR TO
                               APRIL 28, 2000 ARE
                           DESIGNATED CLASS I SHARES)

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Van Kampen Life Investment Trust General Information........   5
Investment Objective, Policies and Risks....................   5
Investment Advisory Services................................   9
Purchase of Shares..........................................  10
Redemption of Shares........................................  11
Dividends, Distributions and Taxes..........................  12
Financial Highlights........................................  13


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation.


                        PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks of growth companies focusing on securities believed to offer a combination of strong business fundamentals at an attractive valuation. Portfolio securities are typically sold when the assessments of the Portfolio's investment adviser of the capital appreciation potential of such securities materially change. The Portfolio may invest up to 10% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.



                           PRINCIPAL INVESTMENT RISKS


An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes a growth style of investing. The market values of growth common stocks may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Portfolio may invest) may be more volatile and may fall more than stock prices of larger companies.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek capital appreciation over the long term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Portfolio

- Wish to add to their investment holdings a portfolio that emphasizes a growth style of investing in common stocks

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class I Shares over the ten calendar years prior to the date of this Prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1992                                                                              7.48
1993                                                                              8.98
1994                                                                             -3.39
1995                                                                             36.98
1996                                                                             24.79
1997                                                                             30.66
1998                                                                             25.00
1999                                                                             25.85
2000                                                                            -14.64
2001                                                                            -20.42


The Portfolio's return for the three month period ended March 31, 2002 for Class I Shares was -3.91%. As a result of market activity, current performance may vary from the figures shown.



During the ten year period shown in the bar chart, the highest quarterly return for Class I Shares was 24.94% (for the quarter ended December 31, 1998) and the lowest quarterly return for Class I Shares was -20.95% (for the quarter ended March 31, 2001).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with two broad-based market indices that the Portfolio's investment adviser believes are appropriate benchmarks for the Portfolio: the Standard & Poor's 500-Stock Index* and the Russell 1000 Growth Index.** The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the indices. An investment cannot be made directly in the indices. Average annual total returns are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED          PAST      PAST     PAST 10
    DECEMBER 31, 2001     1 YEAR    5 YEARS    YEARS
---------------------------------------------------------
    Van Kampen
    Enterprise Portfolio
    -- Class I Shares     -20.42%    6.90%    10.45%
..........................................................
    Standard & Poor's
    500-Stock Index       -11.87%   10.70%    12.94%
..........................................................
    Russell 1000 Growth
    Index                 -20.42%    8.27%    10.79%
..........................................................



 * The Standard & Poor's 500-Stock Index is a market-weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation.


** The Russell 1000 Growth Index measures the performance of those Russell 1000
   Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an index of the 1,000 largest U.S. companies based on market capitalization.

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios including this Enterprise Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.


Shares of each portfolio generally are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Portfolio's investment objective is to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation. Any income received on securities owned by the Portfolio is entirely incidental to the Portfolio's investment objective. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks which it believes have above-average potential for capital appreciation. The Portfolio's primary approach is to seek what the Portfolio's investment adviser believes to be unusually attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries.

In selecting securities for investment, the Portfolio generally focuses on common stocks of growth companies, including companies with new products, services or processes. The investment adviser seeks such securities which it believes offer a combination of strong business fundamentals at an attractive valuation. Growth companies generally include those companies with established records of growth in sales or earnings that the Portfolio's investment adviser believes are in or are entering into a growth cycle in their respective businesses, with the expectation that the stock of such companies will increase in value. Stocks of different types, such as "growth" stocks or "value" stocks, tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Portfolio's investments in growth stocks will vary and may at times be lower or higher than that of other types of funds. The market values of growth common stocks may be more volatile than other types of investments. The Portfolio may invest in companies generating or applying new technologies, new or improved distribution techniques or new services, which companies may benefit from changing consumer demands or lifestyles, or companies that have projected earnings in excess of the average for their sector or industry. In each case, the Portfolio's investment adviser believes such companies have prospects that are favorable for above-average capital appreciation. The Portfolio also may focus its investments on stocks of companies in cyclical industries during periods when their securities appear attractive for capital appreciation.

The companies in which the Portfolio invests may be in any market capitalization range, provided the Portfolio's investment adviser believes the investment is consistent with the Portfolio's objective. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Portfolio invests in small- and medium-sized companies, the Portfolio may be subject to greater risk than that assumed through investment in the equity securities of larger-capitalization companies.


The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.


The Portfolio invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Portfolio invests principally in common stocks, the Portfolio may invest in preferred stocks, convertible securities and warrants. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Up to 5% of the Portfolio's net assets may be invested in convertible securities that are below investment grade quality. Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specified formula.



The Portfolio may hold a portion of its assets in investment grade short-term debt securities and in investment grade corporate debt securities to provide liquidity. Investment grade short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements. Investment grade corporate debt securities include securities rated BBB or better by Standard & Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of such debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities may decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities tend to fluctuate more in response to changes in interest rates than shorter-term securities.


                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS


The Portfolio may invest up to 10% of the Portfolio's total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.


The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.


The Portfolio may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.


Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Portfolio, are still uncertain.


       USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Portfolio's investments and the expectations of the Portfolio's investment adviser concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use these transactions to further the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.


In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing index futures contracts, however, the Portfolio can compensate for the cash portion of its assets.



If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.



The Portfolio can engage in options (or securities index options or securities index futures contracts options) to attempt to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.


The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.


In addition to futures contracts and options on securities, the Portfolio may engage in foreign currency futures contracts and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies, in which the Portfolio invests, are traded on U.S. and foreign exchanges or over-the-counter.



In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return.


A more complete discussion of options, futures contracts and options on futures contracts and their risks is contained in the Portfolio's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 5% of the Portfolio's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Portfolio's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.


Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.


Investment Advisory
Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management Inc. is the Portfolio's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $74 billion under management or supervision as of March 31, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), on behalf of the Portfolio and certain other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
...................................................
    Next $500 million            0.45%
...................................................
    Over $1 billion              0.40%
...................................................

Applying this fee schedule, the effective advisory fee rate was 0.50% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2001. After voluntary fee waivers, the effective advisory fee rate was 0.48% for the fiscal year ended December 31, 2001. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Portfolio is managed by the Adviser's Multi-Cap Growth team. The team is made up of established professionals. Current members of the team include a Jeff New, a Managing Director of the Adviser, Michael Davis, a Vice President of the Adviser, Sean Conner, a Vice President of the Adviser and Mary Jayne Maly, a Vice President of the Adviser. The composition of the team may change without notice from time to time.



Purchase of Shares


 -------------------------------------------------------------------------------

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this Prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio generally offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

                        DETERMINATION OF NET ASSET VALUE


The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term securities with remaining maturition of 60 days or less are valued at amortized cost, which approximate market value. See the financial statements and notes thereto in the Statement of Additional Information.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated. Sales, redemptions and exchanges of Portfolio shares are made at the Portfolio's net asset value per share, which is calculated as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Portfolio's Board of Trustees.


Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.


Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).


TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.


Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the corporate dividends received deduction.



Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to the insurance company as long-term capital gains, regardless of how long the shares of the Portfolio have been held by the insurance company. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.


As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the periods indicated. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the fiscal years ended December 31, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Portfolio's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal years ended December 31, 1999, 1998 and 1997 has been audited by PricewaterhouseCoopers LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                              FISCAL YEAR ENDED DECEMBER 31,
ENTERPRISE PORTFOLIO -- CLASS I SHARES                          2001         2000         1999        1998        1997
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.................      $ 20.27      $ 26.11      $22.39      $18.11      $16.26
                                                               -------      -------      ------      ------      ------
  Net Investment Income..................................          .06          .03         .05         .07         .09
  Net Realized and Unrealized Gain/Loss..................        (4.20)       (3.19)       5.39        4.44        4.74
                                                               -------      -------      ------      ------      ------

Total from Investment Operations.........................        (4.14)       (3.16)       5.44        4.51        4.83
                                                               -------      -------      ------      ------      ------

Less:
  Distributions from Net Investment Income...............          .03          .05         .07         .02         .10
  Distributions from Net Realized Gain...................         1.21         2.63        1.65         .21        2.88
                                                               -------      -------      ------      ------      ------

Total Distributions......................................         1.24         2.68        1.72         .23        2.98
                                                               -------      -------      ------      ------      ------

Net Asset Value, End of the Period.......................      $ 14.89      $ 20.27      $26.11      $22.39      $18.11
                                                               =======      =======      ======      ======      ======

Total Return*............................................      -20.42%      -14.64%      25.85%      25.00%      30.66%
Net Assets at End of the Period (In millions)............      $ 150.7      $ 193.8      $174.1      $123.6      $ 98.7
Ratio of Expenses to Average Net Assets*.................         .60%         .60%        .60%        .60%        .60%
Ratio of Net Investment Income to Average Net Assets*....         .37%         .15%        .22%        .35%        .47%
Portfolio Turnover.......................................          89%         114%        116%         82%         82%

*If certain expenses had not been assumed by the Adviser,
 Total Return would have been lower and the ratios would
 have been as follows:
Ratio of Expense to Average Net Assets...................         .62%          N/A        .62%        .64%        .66%
Ratio of Net Investment Income to Average Net Assets.....         .35%          N/A        .20%        .31%        .41%


N/A = Not Applicable

Board of Trustees

 -------------------------------------------------------------------------------


J. Miles Branagan               Jack E. Nelson
Jerry D. Choate                 Richard F. Powers, III*
Linda Hutton Heagy              Wayne W. Whalen*
R. Craig Kennedy                Suzanne H. Woolsey
Mitchell M. Merin*



* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.


For More Information

 -------------------------------------------------------------------------------


EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


  - Call your broker or Client Relations 800-341-2929




DEALERS


  - VAN KAMPEN INVESTMENTS 800-421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)


  - For shareholder and dealer inquiries through TDD, call 800-421-2833


VAN KAMPEN LIFE INVESTMENT TRUST -- ENTERPRISE PORTFOLIO
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Life Investment Trust -- Enterprise Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713

Boston, MA 02110-1713

Attn: Van Kampen Life Investment Trust -- Enterprise Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

Van Kampen
Life Investment
Trust Enterprise
Portfolio

A Statement of Additional Information, which contains more details about the Trust and the Enterprise Portfolio, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Portfolio in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2929.
Telecommunications Device for the Deaf users may call (800) 421-2833.


Information about the Trust and the Enterprise Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                 APRIL 30, 2002


                                 CLASS I SHARES
                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                              LIT PRO ENT I 4/02


The Portfolio's Investment Company


Act File No. is 811-4424.

Van Kampen Life Investment Trust
Government Portfolio
 -------------------------------------------------------------------------------


The Government Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital. The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government.


Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                    This Prospectus is dated APRIL 30, 2002


                                 CLASS I SHARES

                                   PROSPECTUS

                            (SHARES OFFERED PRIOR TO
                               APRIL 28, 2000 ARE
                           DESIGNATED CLASS I SHARES)

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents

Risk/Return Summary.........................................   3
Van Kampen Life Investment Trust
General Information.........................................   6
Investment Objective, Policies and Risks....................   6
Investment Advisory Services................................  12
Purchase of Shares..........................................  13
Redemption of Shares........................................  14
Dividends, Distributions and Taxes..........................  14
Financial Highlights........................................  16

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital.


                        PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Under normal market conditions, the Portfolio may invest up to 20% of its net assets in government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly issued or guaranteed by instrumentalities of the U.S. government and privately issued certificates representing "stripped" U.S. government or mortgage-related securities. The Portfolio's investment adviser purchases and sells securities for the Portfolio with a view toward seeking a high level of current income based on the analysis and expectations of the Portfolio's investment adviser regarding interest rates and yield spreads between types of securities. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. The Portfolio may purchase and sell securities on a when-issued or delayed delivery basis.



                           PRINCIPAL INVESTMENT RISKS


An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. The value of debt securities tend to fall as interest rates rise and such declines tend to be greater among debt securities with longer maturities or longer durations. Although the Portfolio has no policy limiting the maturities of its investments, the Portfolio's investment adviser seeks to moderate market risk by normally maintaining a portfolio duration of four to six years. This means that the Portfolio generally is subject to greater market risk than a portfolio investing solely in shorter-term securities but lesser market risk than a portfolio investing solely in longer-term securities. (See "Investment Objective, Policies and Risks" for an explanation of maturities and durations.) The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities markets. U.S. government securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.



The prices of mortgage-related securities, like those of traditional debt securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to further price declines than traditional debt securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-related securities may benefit less than traditional debt securities during periods of declining interest rates because of prepayment risk (described below).



Market risk is often greater among certain types of debt securities, such as zero coupon securities or mortgage-related stripped securities, which do not make regular or periodic interest payments. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore may subject the Portfolio to greater market risk than a fund that does not own these types of securities.



When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Portfolio's outstanding commitments for these securities, the greater the Portfolio's exposure to market price fluctuations.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Portfolio because it invests primarily in U.S. government securities.

INCOME RISK. The income you receive from the Portfolio is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Portfolio may drop as well. The more the Portfolio invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Portfolio's income risk.

PREPAYMENT RISK. If interest rates fall, the principal on debt securities held by the Portfolio may be paid earlier than expected. If this happens, the proceeds from a prepaid security would likely be reinvested by the Portfolio in securities bearing the new, lower interest rates, resulting in a possible decline in the Portfolio's income and distributions to shareholders.


The Portfolio may invest in mortgage-related securities, which are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.



EXTENSION RISK. The prices of debt securities tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen the durations.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and interest rate swaps or other interest-rate related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE


In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:


- Seek high current return consistent with preservation of capital


- Wish to add to their investment holdings a portfolio that invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities


An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class I Shares over the ten calendar years prior to the date of this Prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1992                                                                              5.73
1993                                                                              7.86
1994                                                                             -4.63
1995                                                                             17.16
1996                                                                              2.12
1997                                                                              9.61
1998                                                                              8.59
1999                                                                             -3.36
2000                                                                             12.40
2001                                                                              6.92


The Portfolio's return for the three month period ended March 31, 2002 for Class I Shares was -0.10%. As a result of market activity, current performance may vary from the figures shown.



During the ten year period shown in the bar chart, the highest quarterly return for Class I Shares was 5.57% (for the quarter ended September 30, 1998) and the lowest quarterly return for Class I Shares was -3.98% (for the quarter ended March 31, 1994).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Lehman Brothers Mutual Fund Government/Mortgage Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED       PAST     PAST       PAST
    DECEMBER 31, 2001  1 YEAR   5 YEARS   10 YEARS
------------------------------------------------------
    Van Kampen
    Government
    Portfolio --
    Class I Shares     6.92%     6.69%     6.05%
.......................................................
    Lehman Brothers
    Mutual Fund
    Government/
    Mortgage Index     7.71%     7.46%     7.14%
.......................................................


* The Lehman Brothers Mutual Fund Government/Mortgage Index is an unmanaged index comprised of U.S. government treasuries and agency mortgage-backed securities.

Van Kampen Life Investment Trust General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Government Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio generally are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.

Investment Objective, Policies and Risks

 -------------------------------------------------------------------------------

The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Under normal market circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in such securities and repurchase agreements fully collateralized by U.S. government securities. The Portfolio's policy in the foregoing sentence may be changed by the Portfolio's Board of Trustees, but no change is anticipated. If the Portfolio's policy in the foregoing sentence changes, the Portfolio will notify shareholders at least 60 days prior to the change and shareholders should consider whether the Portfolio remains an appropriate investment in light of the changes. Under normal market conditions, the Portfolio may invest up to 20% of its net assets in government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly issued or guaranteed by instrumentalities of the U.S. government and privately issued certificates representing "stripped" U.S. government or mortgage-related securities. While securities purchased for the Portfolio's investments may be issued or guaranteed by the U.S. government, the shares issued by the Portfolio to investors are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. For more information on the Portfolio's investments, see "U.S. Government Securities" and "Government-Related Securities" below.



The prices of debt securities generally vary inversely with changes in prevailing interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, are equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. While the Portfolio has no policy limiting the maturities of the individual debt securities in which it may invest, the Portfolio's investment adviser seeks to moderate market risk by generally maintaining a portfolio duration of four to six years. Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. A duration calculation looks at the present value of a security's entire payment stream whereas term to maturity is based solely on the date of a security's final principal repayment.

                                 UNDERSTANDING
                                   MATURITIES

   A debt security can be categorized according to its maturity, which is the length of time before the issuer must repay the principal.

                  TERM       MATURITY LEVEL
---------------------------------------------------
             1-3 years       Short
....................................................
            4-10 years       Intermediate
....................................................
    More than 10 years       Long
....................................................

                                 UNDERSTANDING
                                    DURATION


   Duration provides an alternative approach to assessing a security's market risk. Duration measures the expected life of a security by incorporating the security's yield, coupon interest payments, final maturity and call features into one measure. While maturity focuses only on the final principal repayment date of a security, duration looks at the timing and present value of all of a security's principal, interest or other payments. Typically, a debt security with interest payments due prior to maturity has a duration less than maturity. A zero coupon bond, which does not make interest payments prior to maturity, would have the same duration and maturity.


The Portfolio may invest in mortgage-related or mortgage-backed securities. The values of such securities tend to vary inversely with changes in prevailing interest rates, but also are more susceptible to prepayment risk and extension risk than other debt securities.


The Portfolio may purchase debt securities at a premium over the principal or face value to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected as a decrease to interest income and thus in the Portfolio's net asset value. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.


To hedge against changes in interest rates, the Portfolio may enter into certain derivative transactions, such as the purchase or sale of options, futures contracts and options on futures contracts and interest rate swaps or other interest rate-related transactions. By using such instruments, the Portfolio seeks to limit its exposure to adverse interest rate changes, but the Portfolio also reduces its potential for capital appreciation on debt securities if interest rates decline. The purchase and sale of such instruments may result in a higher portfolio turnover rate than if the Portfolio had not purchased or sold such instruments. See "Interest Rate Transactions" and "Using Options, Futures Contracts and Options on Futures Contracts."


The Portfolio also may purchase or sell securities on a forward commitment basis. See "When-Issued and Delayed Delivery Securities" below.


The Portfolio intends to invest in U.S. Treasury securities and in securities issued by at least four U.S. government agencies or instrumentalities in the amounts necessary to permit the Accounts to meet certain diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), at the end of each quarter of the year (or within 30 days thereafter). See "Dividends, Distributions and Taxes." In the event the Portfolio does not meet the diversification requirements of Section 817(h) of the Code, the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their share of the dividends and distributions paid by the Portfolio.


U.S. GOVERNMENT SECURITIES. Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills

(maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the Separate Trading of Registered Interest and Principal Securities program (i.e. "STRIPS"), all of which are backed by the full faith and credit of the U.S.; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the issuer itself.


Mortgage loans securing real property made by banks, savings and loan institutions, and other lenders are often assembled into pools. Interests in such pools may then be issued by private entities or also may be issued or guaranteed by an agency or instrumentality of the U.S. government. Interests in such pools are what this Prospectus calls "mortgage-related securities." Mortgage-related securities include, but are not limited to, obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the U.S. whose securities and guarantees are backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of the U.S. Although the Secretary of the Treasury of the U.S. has discretionary authority to lend amounts to FNMA up to certain specified limits, neither the U.S. government nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. Securities of FNMA and FHLMC include those issued in principal only or interest only components.



The yield and payment characteristics of mortgage-related securities differ from traditional debt securities. Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans less fees paid to the guarantor and the servicer of such mortgage loans. The payments to the holders of mortgage-related securities (such as the Portfolio), like the payments on the underlying mortgage loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the holders of mortgage-related securities frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield-to-maturity of mortgage-related securities. The value of most mortgage-related securities, like traditional debt securities, tends to vary inversely with changes in prevailing interest rates. Mortgage-related securities, however, may benefit less than traditional debt securities from declining interest rates because a borrower is more likely to refinance a mortgage which bears a relatively high rate of interest during a period of declining interest rates. This means some of the Portfolio's higher yielding securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed. Alternatively, during periods of rising interest rates, mortgage-related securities are often more susceptible to extension risk (i.e. rising interest rates could cause a borrower to prepay a mortgage loan more slowly than expected when the security was purchased by the Portfolio which may further reduce the market value of such security and lengthen the duration of such security) than traditional debt securities.


The Portfolio may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt obligations collateralized by a pool of mortgage loans or mortgaged-related securities which generally are held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs and REMICs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Such securities generally are subject to market risk, prepayment risk and extension risk like other mortgage-related securities. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security). CMOs or REMICs issued or guaranteed by agencies or instrumentalities of the U.S. government are treated by the Portfolio as U.S. government securities.


GOVERNMENT-RELATED SECURITIES. Under normal market conditions, the Portfolio may invest up to 20% of its net assets in, among other things, government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government and privately issued certificates representing stripped U.S. government or mortgage-related securities.



The Portfolio may invest in private mortgage-related securities ("Private Pass-Throughs") as opposed to mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government such as GNMA, FNMA, and FHLMC, only if such Private Pass-Throughs are rated at the time of purchase in the two highest grades by a nationally recognized statistical rating agency ("NRSRO") or in any unrated debt security considered by the Portfolio's investment adviser to be of comparable quality. CMOs and REMICs issued by private entities and not directly guaranteed by any government agency or instrumentality are secured by the underlying collateral of the private issuer. The Portfolio will invest in such privately issued securities only if: they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and they are rated at the time of purchase in the two highest grades by a NRSRO. A more complete description of security ratings is contained in the Portfolio's Statement Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.



The Portfolio may invest in the principal only or interest only components of U.S. government securities. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate ("strip") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account). Such custodial receipts or certificates of private issuers are not considered by the Portfolio to be U.S. government securities. The principal only securities are not entitled to any periodic payments of interest prior to maturity. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder of such a security (such as the Portfolio) accrue as income and include in investment company taxable income each year a portion of the discount at which the security was purchased even though the holder receives no interest payment in cash on the security during the year. The Portfolio must distribute substantially all of its investment company taxable income to its shareholders to qualify for pass-through treatment under federal income tax law and therefore, may have to dispose of portfolio securities to satisfy distribution requirements.


Stripped mortgage-related securities (hereinafter referred to as "stripped mortgage securities") are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is rated the highest quality by a NRSRO. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of principal only securities accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the certificate during the year. The Portfolio is required to distribute substantially all of its investment company taxable income each year and, to generate sufficient cash to make distributions of such income, the Portfolio may have to dispose of securities that it would otherwise continue to hold, which in some cases, may be disadvantageous to the Portfolio.



Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The Portfolio follows established guidelines and standards for determining whether a particular stripped security is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. Stripped mortgage securities, other than government-issued IO and PO securities backed by fixed-rate mortgages, are presently considered by the staff of the SEC to be illiquid securities and thus subject to the Portfolio's limitation on investment in illiquid securities.


INTEREST RATE TRANSACTIONS. The Portfolio may, but is not required to, enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps, caps, floors and collars will be treated as illiquid securities for the purposes of the Portfolio's investment restriction limiting investment in illiquid securities. Besides liquidity, such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such transactions may involve commissions or other costs. A more complete discussion of interest rate transactions and their risks is contained in the Portfolio's Statement of Additional Information.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase or sell U.S. government securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the Forward Commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction, should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The Portfolio maintains a segregated account (which is marked to market daily) of cash or liquid portfolio securities in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.

USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways, depending upon the status of the Portfolio's investments and the expectations of the Portfolio's investment adviser concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use these transactions to further the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.


In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing index futures contracts, however, the Portfolio can compensate for the cash portion of its assets.



If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.



The Portfolio can engage in options (or index options or index futures contracts options) to attempt to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.



The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transactions and the liquidity of the transactions.


In addition to futures contracts and options on securities, the Portfolio may engage in foreign currency futures contracts and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.


In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risk of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return.


A more complete discussion of options, futures contracts and options on futures contracts and their risks is contained in the Portfolio's Statement of Additional Information.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 5% of the Portfolio's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.


Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.


Investment
Advisory Services


 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management Inc. is the Portfolio's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $74 billion under management or supervision as of March 31, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), on behalf of the Portfolio and certain other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
...................................................
    Next $500 million            0.45%
...................................................
    Over $1 billion              0.40%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.50% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2001. After voluntary fee waivers, the effective advisory fee rate was

0.39% for the fiscal year ended December 31, 2001. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Portfolio is managed by the Adviser's Taxable Fixed Income team. The team is made up of established investment professionals. Current members of the team include W. David Armstrong, a Managing Director of the Adviser, Paul F. O'Brien, an Executive Director of the Adviser and David Horowitz, a Vice President of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this Prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.


The Portfolio generally offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.


The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

                        DETERMINATION OF NET ASSET VALUE


The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Statement of Additional Information.


Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Dividends, Distributions and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.


Interest from investments is the main source of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).

TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.


Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the corporate dividends received deduction.



Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to the insurance company as long-term capital gains, regardless of how long the shares of the Portfolio have been held by the insurance company. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.


As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the periods indicated. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the fiscal years ended December 31, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Portfolio's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal years ended December 31, 1999, 1998 and 1997 has been audited by PricewaterhouseCoopers LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                           FISCAL YEAR ENDED DECEMBER 31,
GOVERNMENT PORTFOLIO--CLASS I                           2001(A)         2000(A)(B)          1999          1998          1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..........       $9.30            $ 8.82           $ 9.59         $8.92         $8.67
                                                         -----            ------           ------         -----         -----
  Net Investment Income...........................         .47               .56              .53           .52           .56
  Net Realized and Unrealized Gain/Loss...........         .15               .48             (.84)          .24           .23
                                                         -----            ------           ------         -----         -----
Total From Investment Operations..................         .62              1.04             (.31)          .76           .79
Less Distributions from and in Excess of Net
  Investment Income...............................         .53               .56              .46           .09           .54
                                                         -----            ------           ------         -----         -----
Net Asset Value, End of the Period................       $9.39            $ 9.30           $ 8.82         $9.59         $8.92
                                                         =====            ======           ======         =====         =====

Total Return *....................................       6.92%            12.40%           -3.36%         8.59%         9.61%
Net Assets at End of the Period (In millions).....       $60.1            $ 55.1           $ 53.3         $57.1         $52.6
Ratio of Expenses to Average Net Assets *.........        .60%              .60%             .60%          .60%          .60%
Ratio of Net Investment Income to Average Net
  Assets *........................................       5.09%             6.14%            5.92%         5.74%         6.51%
Portfolio Turnover................................         82%              180%              92%          107%          119%
* If certain expenses had not been assumed by the
  Adviser, Total Return would have been lower and
  the ratios would have been as follows:
Ratio of Expenses to Average Net Assets...........        .71%              .79%             .74%          .73%          .74%
Ratio of Net Investment Income to Average Net
  Assets..........................................       4.99%             5.95%            5.78%         5.61%         6.37%



(a)As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 5.27% to 5.09%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.



(b)Based on average shares outstanding.

Board of Trustees

 -------------------------------------------------------------------------------


J. Miles Branagan           Jack E. Nelson
  Jerry D. Choate           Richard F. Powers, III*
  Linda Hutton Heagy        Wayne W. Whalen*
  R. Craig Kennedy          Suzanne H. Woolsey
  Mitchell M. Merin*




* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

For More Information

 -------------------------------------------------------------------------------


EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


  - Call your broker or Client Relations 800-341-2929



DEALERS


  - VAN KAMPEN INVESTMENTS 800-421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)


  - For shareholder and dealer inquiries through TDD, call 800-421-2833


VAN KAMPEN LIFE INVESTMENT TRUST
-- GOVERNMENT PORTFOLIO
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Life Investment Trust -- Government Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713

Boston, MA 02110-1713

Attn: Van Kampen Life Investment Trust
-- Government Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

A Statement of Additional Information, which contains more details about the Trust and the Government Portfolio, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Portfolio in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2929.
Telecommunications Device for the Deaf users may call (800) 421-2833.

Information about the Trust and the Government Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                                 APRIL 30, 2002


                                 CLASS I SHARES

                                   PROSPECTUS

Van Kampen
Life Investment
Trust Government
Portfolio

                                                   [VAN KAMPEN INVESTMENTS LOGO]
                                                               LIT PRO GV I 4/02
The Portfolio's Investment Company
Act File No. is 811-4424.

Van Kampen Life Investment Trust
Growth and Income Portfolio
 -------------------------------------------------------------------------------


The Growth and Income Portfolio's investment objective is to seek long-term growth of capital and income. The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities.

Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                    This Prospectus is dated APRIL 30, 2002


                                 CLASS I SHARES

                                   PROSPECTUS
                            (SHARES OFFERED PRIOR TO
                               APRIL 28, 2000 ARE
                           DESIGNATED CLASS I SHARES)

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Van Kampen Life Investment Trust General Information........   5
Investment Objective, Policies and Risks....................   5
Investment Advisory Services................................   9
Purchase of Shares..........................................  10
Redemption of Shares........................................  11
Dividends, Distributions and Taxes..........................  12
Financial Highlights........................................  13


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek long-term growth of capital and income.


                        PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities. In selecting securities for investment, the Portfolio focuses primarily on the security's potential for growth of capital and income. The Portfolio's investment adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Portfolio's investment adviser of the growth and income potential for such securities materially change. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.



                           PRINCIPAL INVESTMENT RISKS


An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of small- or medium-sized companies or newly-formed companies (in which the Portfolio may invest) often fluctuate more than stock prices of larger, more established companies. The ability of the Portfolio's equity securities holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities. The values of income-producing equity securities may or may not fluctuate in tandem with overall changes in the stock markets. Investments in fixed income or debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines may be greater among securities with longer maturities. The Portfolio's investments in convertible securities are affected by changes similar to those of equity and debt securities. The values of convertible securities tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek growth of capital and income over the long term

- Can withstand volatility in the value of their shares of the Portfolio

- Wish to add to their investment holdings a portfolio that invests primarily in income-producing equity securities

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class I Shares over the five calendar years prior to the date of this Prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1997                                                                             23.90
1998                                                                             19.61
1999                                                                             12.99
2000                                                                             19.34
2001                                                                             -5.81


The Portfolio's return for the three month period ended March 31, 2002 for Class I Shares was 4.73%. As a result of market activity, current performance may vary from the figures shown.



During the five year period shown in the bar chart, the highest quarterly return for Class I Shares was 15.84% (for the quarter ended December 31, 1998) and the lowest quarterly return for Class I Shares was -10.52% (for the quarter ended September 30, 1998).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with two broad-based market indices that the Portfolio's investment adviser believes are appropriate benchmarks for the Portfolio: the Standard & Poor's 500-Stock Index* and the Russell 1000 Stock Index**. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the indices. An investment cannot be made directly in the indices. Average annual total returns are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED              PAST      PAST       SINCE
    DECEMBER 31, 2001         1 YEAR    5 YEARS   INCEPTION
---------------------------------------------------------------
    Van Kampen Growth and
    Income Portfolio --
    Class I Shares             -5.81%   13.48%     13.35%(1)
................................................................
    Standard & Poor's 500-
    Stock Index               -11.87%   10.70%     10.70%(2)
................................................................
    Russell 1000 Stock Index  -12.45%   10.50%     10.50%(2)
................................................................


Inception dates: (1) 12/23/96, (2) 12/31/96.


 * The Standard & Poor's 500 Index is a market-weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation.


** The Russell 1000 Stock Index is an unmanaged index that reflects the general performance of the 1,000 largest U.S. companies based on total market capitalization.

Van Kampen Life

Investment Trust

General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Growth and Income Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio generally are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.

Investment Objective,

Policies and Risks

 -------------------------------------------------------------------------------

The Portfolio's investment objective is to seek long-term growth of capital and income. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated investment grade, which are securities rated within the four highest grades assigned by Standard & Poor's ("S&P") or by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information.


In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio's investment adviser may focus on larger capitalization companies that it believes possess characteristics for improved valuation. The Portfolio's investment adviser looks for catalysts for change that may positively impact a company, such as new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company. Although focusing on larger capitalization companies, the Portfolio may invest in securities of small- or medium-sized companies which often are subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.



The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.


Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Up to 5% of the Portfolio's net assets may be invested in convertible securities that are below investment grade quality.


While the Portfolio invests primarily in income-producing equity securities, the Portfolio may invest in non-convertible adjustable or fixed rate preferred stock and debt securities. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The Portfolio may invest in debt securities of various maturities. The Portfolio invests only in debt securities rated investment grade at the time of investment, and a subsequent reduction in rating does not require the Portfolio to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities may decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities tend to fluctuate more in response to changes in interest rates than shorter-term securities.


              RISKS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS


The Portfolio may invest up to 25% of the Portfolio's total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.


The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.


The Portfolio may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.


Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Portfolio, are still uncertain.


       USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Portfolio's investments and the expectations of the Portfolio's investment adviser concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use these transactions to further the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.

In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing index futures contracts, however, the Portfolio can compensate for the cash portion of its assets.



If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.



The Portfolio can engage in options (or index options or index futures contracts options) to attempt to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.


The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

In addition to futures contracts and options on securities, the Portfolio may engage in foreign currency futures contracts and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.


In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return.



A more complete discussion of options, futures contracts and options on futures contracts and their risks is contained in the Portfolio's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 15% of the Portfolio's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.


The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Portfolio's investment adviser believes the potential for long-term capital growth and income has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.


Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management Inc. is the Portfolio's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $74 billion under management or supervision as of March 31, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.60%
...................................................
    Over $500 million            0.55%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.60% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2001. The

Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Portfolio is managed by the Adviser's Equity Income team. The team is made up of established investment professionals. Current members of the team include James Gilligan, a Managing Director of the Adviser, James Roeder, a Vice President of the Adviser and Vince Vizachero, an Associate of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this Prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio generally offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

                        DETERMINATION OF NET ASSET VALUE


The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Statement of Additional Information.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated. Sales, redemptions and exchanges of Portfolio shares are made at the Portfolio's net asset value per share, which is calculated as of the close of trading on the Exchange each day that the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Portfolio's Board of Trustees.


Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Dividends, Distributions and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.


Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).


TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.


Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the corporate dividends received deduction.



Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to the insurance company as long-term capital gains, regardless of how long the shares of the Portfolio have been held by the insurance company. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.


As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the periods indicated. Prior to April 28, 2000, the Portfolio issued one class of shares, and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the fiscal years ended December 31, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Portfolio's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal years ended December 31, 1999, 1998 and 1997 has been audited by PricewaterhouseCoopers LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                         FISCAL YEAR ENDED DECEMBER 31,
GROWTH AND INCOME PORTFOLIO -- CLASS I SHARES                   2001(A)     2000     1999(A)     1998      1997
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................    $17.01     $15.34    $14.48     $12.12    $ 9.97
                                                                ------     ------    ------     ------    ------

  Net Investment Income.....................................       .22        .18       .19        .12       .07
  Net Realized and Unrealized Gain/Loss.....................     (1.21)      2.71      1.66       2.26      2.31
                                                                ------     ------    ------     ------    ------

Total From Investment Operations............................      (.99)      2.89      1.85       2.38      2.38
                                                                ------     ------    ------     ------    ------

Less:
  Distributions from Net Investment Income..................       .01        .18       .27        .02       .07
  Distributions from and in Excess of Net Realized Gain.....       .11       1.04       .72        -0-       .16
                                                                ------     ------    ------     ------    ------

Total Distributions.........................................       .12       1.22       .99        .02       .23
                                                                ------     ------    ------     ------    ------

Net Asset Value, End of the Period..........................    $15.90     $17.01    $15.34     $14.48    $12.12
                                                                ======     ======    ======     ======    ======

Total Return*...............................................    -5.81%     19.34%    12.99%     19.61%    23.90%
Net Assets at End of the Period (In millions)...............    $143.4     $ 92.0    $ 52.5     $ 32.2    $ 11.7
Ratio of Expenses to Average Net Assets*....................      .75%       .75%      .75%       .75%      .75%
Ratio of Net Investment Income to Average Net Assets*.......     1.40%      1.39%     1.25%      1.27%     1.19%
Portfolio Turnover..........................................      103%       100%       96%        70%       96%

*If certain expenses had not been assumed by the Adviser,
 Total Return would have been lower and the ratios would
 have been as follows:
Ratio of Expenses to Average Net Assets.....................       N/A       .80%      .92%      1.09%     1.63%
Ratio of Net Investment Income/Loss to Average Net Assets...       N/A      1.34%     1.08%       .93%      .31%



N/A--Not Applicable



(a) Based on average shares outstanding

Board of Trustees

 -------------------------------------------------------------------------------


J. Miles Branagan               Jack E. Nelson
Jerry D. Choate                 Richard F. Powers, III*
Linda Hutton Heagy              Wayne W. Whalen*
R. Craig Kennedy                Suzanne H. Woolsey
Mitchell M. Merin*



* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.


For More Information

 -------------------------------------------------------------------------------


EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


  - Call your broker or Client Relations 800-341-2929



DEALERS



  - VAN KAMPEN INVESTMENTS 800-421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)


  - For shareholder and dealer inquiries through TDD, call 800-421-2833


VAN KAMPEN LIFE INVESTMENT TRUST --
GROWTH AND INCOME PORTFOLIO
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Life Investment Trust --
Growth and Income Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713

Boston, MA 02110-1713

Attn: Van Kampen Life Investment Trust --
Growth and Income Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

A Statement of Additional Information, which contains more details about the Trust and the Growth and Income Portfolio, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2929.
Telecommunications Device for the Deaf users may call (800) 421-2833.

Information about the Trust and the Growth and Income Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                                 APRIL 30, 2002



                                 CLASS I SHARES


                                   PROSPECTUS

Van Kampen
Life Investment
Trust Growth and
Income Portfolio

                                                   [VAN KAMPEN INVESTMENTS LOGO]
                                                               LIT PRO GI I 4/02
The Portfolio's Investment Company
Act File No. is 811-4424.

Van Kampen Life Investment Trust
Money Market Portfolio
 -------------------------------------------------------------------------------

The Money Market Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instruments.

Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                    This Prospectus is dated APRIL 30, 2002


                                 CLASS I SHARES

                                   PROSPECTUS
                            (SHARES OFFERED PRIOR TO
                               APRIL 28, 2000 ARE
                           DESIGNATED CLASS I SHARES)

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents

Risk/Return Summary.........................................   3
Van Kampen Life Investment Trust
General Information.........................................   4
Investment Objective, Policies and Risks....................   5
Investment Advisory Services................................   6
Purchase of Shares..........................................   7
Redemption of Shares........................................   8
Dividends, Distributions and Taxes..........................   8
Financial Highlights........................................  10

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instruments.


                        PRINCIPAL INVESTMENT STRATEGIES


The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of U.S. dollar-denominated money market securities, including U.S. government securities, bank obligations, commercial paper and repurchase agreements secured by such obligations. The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments maturing within one year and with a dollar-weighted average maturity of 90 days or less.

The Portfolio buys and sells securities with a view towards seeking high current income from these short-term investments to the extent consistent with protection of capital. The Portfolio's investment adviser seeks those securities that it believes entail reasonable risk considered in relation to the Portfolio's investment policies. The Portfolio's investment adviser may sell such securities prior to maturity to increase the yield or to adjust the average maturity or credit quality of the Portfolio's investment portfolio. The Portfolio's investments are limited to those securities that meet maturity, quality and diversification standards with which money market funds must comply.


                           PRINCIPAL INVESTMENT RISKS


An investment in the Portfolio is subject to risks. An investment in the Portfolio is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

INCOME RISK. The income you receive from the Portfolio is based primarily on short-term interest rates, which can vary widely over time. If short-term interest rates drop, your income from the Portfolio may drop as well.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. While credit risk is expected to be low for the Portfolio because it invests in high-quality money market instruments, an investment in the Portfolio is not risk free. The Portfolio is still subject to the risk that the issuers of such securities may experience financial difficulties and, as a result, fail to pay on their obligations.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline and adversely affect the Portfolio's net asset value. The prices of debt securities tend to fall as interest rates rise. Market risk is expected to be low for the Portfolio because it invests in high-quality, short-term securities.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek protection of capital and high current income through investments in money market instruments

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class I Shares over the ten calendar years prior to the date of this Prospectus. Sales charges and other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower.

Remember that past performance of the Portfolio is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1992                                                                             3.36
1993                                                                             2.66
1994                                                                             3.71
1995                                                                             5.46
1996                                                                             4.89
1997                                                                             5.06
1998                                                                             5.02
1999                                                                             4.63
2000                                                                             5.93
2001                                                                             3.68


The Portfolio's return for the three month period ended March 31, 2002 for Class I Shares was .33%. As a result of recent market activity, current performance may vary from the figures shown.



During the ten year period shown in the bar chart, the highest quarterly return for Class I Shares was 1.57% (for the quarter ended December 31, 2000) and the lowest quarterly return for Class I Shares was 0.50% (for the quarter ended December 31, 2001).



Investors can obtain the current seven-day yield of the Portfolio by calling
(800) 341-2929.


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows the Portfolio's average annual total returns for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). The performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED               PAST     PAST       PAST
    DECEMBER 31, 2001          1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------
    Van Kampen
    Money Market Portfolio --
    Class I Shares             3.68%     4.86%     4.44%
...............................................................


Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Money Market Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio generally are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instruments. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of U.S. dollar-denominated money market securities, including U.S. government securities, bank obligations, commercial paper and repurchase agreements secured by such obligations. The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments maturing within one year and with a dollar-weighted average maturity of 90 days or less. The Portfolio seeks high current income from these short-term investments to the extent consistent with protection of capital.


The Portfolio's investment adviser seeks to invest in those securities that meet the maturity, quality and diversification standards established by the Portfolio's Board of Trustees and special rules for money market funds under the 1940 Act. These standards include requirements for maintaining high credit quality in the Portfolio's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of portfolio securities and diversifying investments among issuers to reduce the effects of a default by any one issuer on the value of the Portfolio's shares. In selecting securities for investment, the Portfolio's investment adviser focuses on identifying what it believes are the best relative values among potential investments based upon an analysis of the yield, price, interest rate sensitivity and credit quality of such securities. The Portfolio's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Portfolio's portfolio. On an ongoing basis, the Portfolio's investment adviser analyzes the economic and financial outlook of the money markets to anticipate and respond to changing developments that may affect the Portfolio's existing and prospective investments. While the Portfolio generally intends to hold investments until maturity, it may sell portfolio securities prior to maturity to increase the yield or to adjust the average maturity or credit quality of the Portfolio's investment portfolio.



There are risks inherent in all investments in securities, accordingly there can be no assurance that the Portfolio will achieve its investment objective or that the Portfolio will be able at all times to preserve the net asset value per share at $1.00 per share. The Portfolio's dividend and yield are expected to fluctuate with changes in prevailing market interest rates and other factors.


The Portfolio may invest in money market instruments of the following types, all of which will be U.S. dollar-denominated obligations:


U.S. GOVERNMENT SECURITIES. The Portfolio may invest in obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government, (b) the right of the issuer to borrow from the U.S. government, (c) discretionary authority of the U.S. government to purchase obligations of its agencies or instrumentalities or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration.


BANK OBLIGATIONS. The Portfolio may invest in negotiable time deposits, certificates of deposit and bankers' acceptances which are obligations of domestic banks having total assets in excess of $1 billion as of the date of their most recently published financial statements. The Portfolio is also authorized to invest up to 5% of its total assets in certificates of deposit issued by domestic banks having total assets of less than $1 billion, provided that the principal amount of the certificate of deposit acquired by the Portfolio is insured in full by the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER. The Portfolio may invest in short-term commercial paper obligations of companies which at the time of investment are (a) rated in one of the two highest categories by at least two nationally recognized statistical organizations (or one rating organization if the obligation was rated by only one such organization) or (b) if unrated, are of comparable quality as determined in accordance with procedures established by the Portfolio's Board of Trustees. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolio's current policy is to limit investments in commercial paper to obligations rated in the highest rating category. A more complete description of security ratings is in the Portfolio's Statement of Additional Information.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with banks or broker-dealers to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Portfolio may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Portfolio's investment adviser under guidelines approved by the Portfolio's Board of Trustees. The Portfolio will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Portfolio, would exceed 5% of the Portfolio's net assets.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.
Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management Inc. is the Portfolio's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $74 billion under management or supervision as of March 31, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), on behalf of the Portfolio and certain other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
...................................................
    Next $500 million            0.45%
...................................................
    Over $1 billion              0.40%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.50% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2001. After voluntary fee waivers, the effective advisory fee rate was 0.26% for the fiscal year ended December 31, 2001. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

                          PERSONAL INVESTMENT POLICIES

The Portfolio, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

Purchase of Shares

 -------------------------------------------------------------------------------

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this Prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.


The Portfolio generally offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.


The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.



The Portfolio's assets are valued on the basis of amortized cost, which involves valuing a portfolio security at its cost, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the security. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar fund which uses available market quotations to value all of its portfolio securities. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.


Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Dividends, Distributions

and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.


Interest earned from investments is the main source of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts monthly. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).


TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.


Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the corporate dividends received deduction.



Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to the insurance company as long-term capital gains, regardless of how long the shares of the Portfolio have been held by the insurance company. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.


As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the periods indicated. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the fiscal years ended December 31, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Portfolio's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal years ended December 31, 1999, 1998 and 1997 been audited by PricewaterhouseCoopers LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                          FISCAL YEAR ENDED DECEMBER 31,
MONEY MARKET PORTFOLIO--CLASS I SHARES                               2001     2000     1999     1998     1997
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................         $1.00    $1.00    $1.00    $1.00    $1.00
                                                                     -----    -----    -----    -----    -----
  Net Investment Income.....................................           .04      .06      .05      .05      .05
  Less Distributions from Net Investment Income.............           .04      .06      .05      .05      .05
                                                                     -----    -----    -----    -----    -----
Net Asset Value, End of the Period..........................         $1.00    $1.00    $1.00    $1.00    $1.00
                                                                     =====    =====    =====    =====    =====

Total Return *..............................................         3.68%    5.93%    4.63%    5.02%    5.06%
Net Assets at End of the Period (In millions)...............         $48.4    $29.7    $33.3    $26.7    $19.7
Ratio of Expenses to Average Net Assets * (a)...............          .60%     .61%     .62%     .60%     .60%
Ratio of Net Investment Income to Average Net Assets *......         3.43%    5.76%    4.56%    4.88%    4.95%

*If certain expenses had not been assumed by the Adviser,
 total return would have been lower and the ratios would
 have been as follows:
Ratio of Expenses to Average Net Assets (a).................          .84%     .97%     .93%     .99%     .98%
Ratio of Net Investment Income to Average Net Assets........         3.20%    5.40%    4.25%    4.49%    4.57%



(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the years ended December 31, 2000 and 1999, respectively.

Board of Trustees

 -------------------------------------------------------------------------------


J. Miles Branagan               Jack E. Nelson
Jerry D. Choate                 Richard F. Powers, III*
Linda Hutton Heagy              Wayne W. Whalen*
R. Craig Kennedy                Suzanne H. Woolsey
Mitchell M. Merin*



* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.


For More Information

 -------------------------------------------------------------------------------


EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


  - Call your broker or Client Relations 800-341-2929




DEALERS


  - VAN KAMPEN INVESTMENTS 800-421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)


  - For shareholder and dealer inquiries through TDD, call 800-421-2833


VAN KAMPEN LIFE INVESTMENT TRUST --
MONEY MARKET PORTFOLIO
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Life Investment Trust --
Money Market Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713
Boston, MA 02110-1713
Attn: Van Kampen Life Investment Trust --
Money Market Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

A Statement of Additional Information, which contains more details about the Trust and the Money Market Portfolio, is incorporated by reference in its entirety into this prospectus.

You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2929.
Telecommunications Device for the Deaf users may call (800) 421-2833.

Information about the Trust and the Money Market Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                                 APRIL 30, 2002


                                 CLASS I SHARES

                                   PROSPECTUS

Van Kampen Life
Investment Trust
Money Market
Portfolio

                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                               LIT PRO MM I 4/02

The Portfolio's Investment Company
Act File No. is 811-4424.

Van Kampen Life Investment Trust
Aggressive Growth Portfolio
 -------------------------------------------------------------------------------

The Aggressive Growth Portfolio's investment objective is to seek capital growth. The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies.

Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                    This Prospectus is dated APRIL 30, 2002


                                CLASS II SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Van Kampen Life Investment Trust
General Information.........................................   5
Investment Objective, Policies and Risks....................   5
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  12
Dividends, Distributions and Taxes..........................  12
Financial Highlights........................................  14


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE


The Portfolio's investment objective is to seek capital growth.



                        PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 65% of the Portfolio's total assets in common stocks or other equity securities of companies that the Portfolio's investment adviser believes have an above-average potential for capital growth. The Portfolio's investment adviser uses a "bottom up" stock selection process seeking attractive growth opportunities on an individual company basis. The Portfolio's investment adviser seeks those companies that it believes have rising earnings expectations or rising valuations. The Portfolio's investment adviser generally sells securities when it believes earnings expectations or valuations flatten or decline. The Portfolio focuses primarily on equity securities of small- and medium-sized companies, although the Portfolio may invest in securities of larger-sized companies that the Portfolio's investment adviser believes have an above-average potential for capital growth. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to facilitate portfolio management and mitigate risks.



                           PRINCIPAL INVESTMENT RISKS


An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Portfolio's investments will vary and at times may be lower or higher than that of other types of investments. The Portfolio emphasizes a growth style of investing and focuses primarily on small- and medium-sized companies. The market values of such securities may be more volatile than other types of investments. The returns on such securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- and medium-sized companies often fluctuate more and may fall more than stock prices of larger-sized, more established companies. It is possible that the stocks of small- and medium-sized companies will be more volatile and underperform the overall stock market. Historically, stocks of small- and medium-sized companies have sometimes gone through extended periods when they did not perform as well as stocks of larger-sized companies. The Portfolio may from time to time emphasize certain sectors of the market. To the extent the Portfolio invests a significant portion of its assets in securities of companies in the same sector of the market, the Portfolio is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.


RISKS OF AGGRESSIVE GROWTH STOCKS. Companies that the Portfolio's investment adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek capital growth over the long term

- Do not seek current income from their investment


- Are willing to take on the increased risks of investing in small- and medium-sized companies in exchange for potentially higher capital growth


- Can withstand substantial volatility in the value of their shares of the Portfolio


- Wish to add to their investment holdings a portfolio that invests primarily in common stocks of small-and medium-sized growth companies


An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.



                               ANNUAL PERFORMANCE



One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class II Shares over the calendar year prior to the date of this Prospectus. Sales charges and other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                            -38.26


The Portfolio's return for the three month period ended March 31, 2002 for Class II Shares was -5.09%. As a result of market activity, current performance may vary from the figures shown.



During the one year period shown in the bar chart, the highest quarterly return for Class II shares was 13.57% (for the quarter ended December 31, 2001) and the lowest quarterly return for Class II shares was -27.87% (for the quarter ended March 31, 2001).



                            COMPARATIVE PERFORMANCE



As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Russell MidCap Growth Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                    PAST           SINCE
    DECEMBER 31, 2001               1 YEAR        INCEPTION
----------------------------------------------------------------
    Van Kampen Aggressive
    Growth Portfolio --
    Class II Shares                 -38.26%        -45.80%(1)
.................................................................
    Russell MidCap Growth
    Index                           -20.15%        -31.54%(2)
.................................................................



Inception dates: (1) 9/25/00, (2) 9/21/00



* The Russell MidCap Growth Index measures the performance of those Russell MidCap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap Index includes the 800 smallest companies in the Russell 1000 Index, which in turn consists of the 1,000 largest U.S. companies based on total market capitalization.


Van Kampen Life Investment Trust General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Aggressive Growth Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio generally are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Portfolio's investment objective is to seek capital growth. Any income received from the investment of portfolio securities is incidental to the Portfolio's investment objective. The Portfolio's investment objective may be changed by the Portfolio's Board of Trustees without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 65% of the Portfolio's total assets in common stocks or other equity securities that the Portfolio's investment adviser believes have an above-average potential for capital growth. In selecting securities for investment, the Portfolio focuses primarily on equity securities of small- and medium-sized companies, although the Portfolio may invest its assets in securities of larger-sized companies that the investment adviser believes have an above-average potential for capital growth. Under current market conditions, the Portfolio's investment adviser generally defines small-and medium-sized companies by reference to those companies within or below the capitalization range of companies represented in the Russell MidCap Index (which consists of companies in the capitalization range of approximately $1.4 billion to $12 billion as of May 31, 2001). Investments in such companies may offer greater opportunities for capital growth than larger, more established companies, but also may involve special risks. The Portfolio may invest in securities that have above-average volatility of price movement. Because prices of common stocks and other equity securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance.



The Portfolio's primary approach is to seek what the Portfolio's investment adviser believes to be attractive growth opportunities on an individual company basis. The Portfolio's investment adviser uses a "bottom-up" disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Portfolio's investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Portfolio's investment adviser seeks those companies that it believes have rising earnings expectations or rising valuations. In selecting securities for investment, the Portfolio generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions. The Portfolio's investment adviser expects that many of the companies in which the Portfolio invests may, at the time of investment, be experiencing higher rates of earnings growth than average. The securities of such companies may trade at higher prices to earnings ratios than average and rates of earnings growth may be more volatile.


The companies and industries in which the Portfolio invests will change over time depending on the assessment of the Portfolio's investment adviser of growth opportunities. Although the Portfolio will limit its investments to 25% of its total assets in any single industry, a significant portion of the Portfolio's assets may be invested in securities of companies in the same sector of the market. This may occur, for example, when the Portfolio's investment adviser believes that several companies in the same sector each offer unusually attractive growth opportunities. To the extent that the Portfolio invests a significant portion of its assets in a limited number of market sectors, the Portfolio will be more susceptible to economic, political, regulatory and other factors influencing such sectors.


The Portfolio does not limit its investments to any single group or type of security. The Portfolio may invest in unseasoned issuers and in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies and special circumstances often involve much greater risks than are inherent in other types of investments because securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.



Although the Portfolio may invest in companies of any size, the Portfolio focuses primarily on small- and medium-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies. Thus, the Portfolio may be subject to greater risk than that assumed through investment in the securities of larger-sized, more established companies. In periods of increased market volatility, the Portfolio may invest a greater portion of its assets in the equity securities of larger-sized companies.



The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. The Portfolio's investment adviser generally sells securities when it believes earnings expectations or valuations flatten or decline. Other factors may include changes in the company's operations or relative market performance, changes in the appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment. In addition, if an individual stock position appreciates to a point where it begins to account for a larger percentage of the Portfolio's assets, the Portfolio's investment adviser may sell a portion of the position held.

The Portfolio invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Portfolio invests primarily in common stocks, the Portfolio may invest in other equity securities including preferred stocks and securities convertible into common stocks. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Up to 5% of the Portfolio's net assets may be invested in convertible securities that are below investment grade quality. Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specified formula. Warrants do not carry with them the right to dividends and they do not represent any rights in the assets of the issuer. As a result, any such investments may be considered to be more speculative than most other types of equity investments.



The Portfolio also may invest in debt securities of various maturities considered investment grade at the time of investment. A subsequent reduction in rating does not require the Portfolio to dispose of a security. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other nationally recognized statistical rating organization or, if unrated, are considered by the Portfolio's investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities may decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities tend to fluctuate more in response to changes in interest rates than shorter-term securities.


                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS


The Portfolio may invest up to 25% of the Portfolio's total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.


In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.


The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.



Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Portfolio, are still uncertain.


                             STRATEGIC TRANSACTIONS

The Portfolio may, but is not required to, use various investment strategic transactions described below to facilitate portfolio management and mitigate risks. Although the Portfolio's investment adviser seeks to use these transactions to further the Portfolio's investment objective, no assurance can be given that these transactions will achieve this result.


The Portfolio may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures contracts. Collectively, all of the above are referred to as "Strategic Transactions." The Portfolio generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Portfolio's investments, protect the Portfolio's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Portfolio's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Portfolio to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Portfolio can otherwise realize on an investment, or may cause the Portfolio to hold a security that it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Portfolio to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Portfolio for investment purposes.


A more complete discussion of Strategic Transactions and their risks is contained in the Portfolio's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may purchase and sell securities on a "when-issued" and "delayed delivery" basis. The Portfolio accrues no income on such securities until the Portfolio actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Portfolio relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. The Portfolio will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Portfolio's investment objective and policies and not for the purpose of investment leverage.

The Portfolio may lend its portfolio securities in an amount up to 50% of its total assets to broker-dealers, banks or other institutional borrowers of securities. Such loans must be callable at any time and the borrower at all times during the loan must maintain cash or liquid securities as collateral or provide the Portfolio an irrevocable letter of credit equal to at least 100% of the value of the securities loaned (including accrued interest). During the time portfolio securities are on loan, the Portfolio receives any dividends or interest paid on such securities and receives the interest earned on the collateral which is invested in short-term instruments or receives an agreed-upon amount of interest income from the borrower who has delivered the collateral or letter of credit. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.

The Portfolio may invest up to 15% of the Portfolio's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.


The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Portfolio's investment adviser believes the potential for capital growth has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.


Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management Inc. is the Portfolio's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $74 billion under management or supervision as of March 31, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.75%
...................................................
    Next $500 million            0.70%
...................................................
    Over $1 billion              0.65%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.75% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2001. After voluntary fee waivers, the effective advisory fee rate was 0.00% for the fiscal year ended December 31, 2001. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted a Code of

Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Portfolio is managed by the Adviser's Multi-Cap Growth team. The team is made up of established investment professionals. Current members of the team include Gary Lewis, a Managing Director of the Adviser, Dudley Brickhouse, an Executive Director of the Adviser, David Walker, an Executive Director of the Adviser, Matthew Hart, a Vice President of the Adviser and Janet Luby, an Executive Director of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

The Portfolio offers one class of shares designated as Class II Shares.

The Portfolio generally offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Portfolio continuously offers shares to the Accounts at prices equal to the respective per share net asset value of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio also adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Statement of Additional Information.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated. Sales, redemptions and exchanges of Portfolio shares are made at the Portfolio's net asset value per share, which is calculated as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Portfolio's Board of Trustees.


Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Dividends, Distributions and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.


Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).

TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.


Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the corporate dividends received deduction.



Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to the insurance company as long-term capital gains, regardless of how long the shares of the Portfolio have been held by the insurance company. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.


As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the period indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the fiscal year ended December 31, 2001 and the fiscal period ended December 31, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Portfolio's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                                           SEPTEMBER 25, 2000
                                                                                             (COMMENCEMENT
                                                                                             OF INVESTMENT
                                                                   FISCAL YEAR ENDED         OPERATIONS) TO
AGGRESSIVE GROWTH PORTFOLIO -- CLASS II SHARES                     DECEMBER 31, 2001       DECEMBER 31, 2000
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..................              $  7.46                 $ 10.00
                                                                        -------                 -------
  Net Investment Loss.....................................                 (.02)                    -0-
  Net Realized and Unrealized Loss........................                (2.82)                  (2.54)
                                                                        -------                 -------
Total from Investment Operations..........................                (2.84)                  (2.54)
Less Distributions from Net Investment Income.............                  .10                     -0-
                                                                        -------                 -------
Net Asset Value, End of the Period........................              $  4.52                 $  7.46
                                                                        =======                 =======

Total Return * (a)........................................              -38.26%                 -25.40%**
Net Assets at End of the Period (In millions).............              $   2.2                 $   1.1
Ratio of Expenses to Average Net Assets * (b).............                1.27%                   1.26%
Ratio of Net Investment Loss to Average Net Assets *......                (.59%)                  (.23%)
Portfolio Turnover........................................                 303%                     62%**

 * If certain expenses had not been voluntarily assumed by
   the Adviser, total returns would have been lower and
   the ratios would have been as follows:
Ratio of Expenses to Average Net Assets...................                7.95%                  15.73%
Ratio of Net Investment Loss to Average Net Assets........               (7.27%)                (14.70%)


** Non-annualized


(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.



(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2001.

Board of Trustees

 -------------------------------------------------------------------------------


J. Miles Branagan               Jack E. Nelson
Jerry D. Choate                 Richard F. Powers, III*
Linda Hutton Heagy              Wayne W. Whalen*
R. Craig Kennedy                Suzanne H. Woolsey
Mitchell M. Merin*



* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.


For More Information

 -------------------------------------------------------------------------------


EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


  - Call your broker or Client Relations 800-341-2929



DEALERS


  - VAN KAMPEN INVESTMENTS 800-421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)


  - For shareholder and dealer inquiries through TDD, call 800-421-2833


VAN KAMPEN LIFE INVESTMENT TRUST --
AGGRESSIVE GROWTH PORTFOLIO
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Life Investment Trust --
Aggressive Growth Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713

Boston, MA 02110-1713

Attn: Van Kampen Life Investment Trust --
Aggressive Growth Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

A Statement of Additional Information, which containsmore details about the Trust and Aggressive Growth Portfolio, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Portfolio in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2929.
Telecommunications Device for the Deaf users may call (800) 421-2833.

Information about the Trust and the Aggressive Growth Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                                 APRIL 30, 2002


                                CLASS II SHARES

                                   PROSPECTUS

Van Kampen
Life Investment
Trust Aggressive
Growth Portfolio

                                                   [VAN KAMPEN INVESTMENTS LOGO]
                                                              LIT PRO AG II 4/02
The Portfolio's Investment Company
Act File No. is 811-4424.

Van Kampen Life Investment
Trust Comstock Portfolio

 -------------------------------------------------------------------------------

The Comstock Portfolio's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                    This Prospectus is dated APRIL 30, 2002


                                CLASS II SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Van Kampen Life Investment Trust General Information........   5
Investment Objective, Policies and Risks....................   5
Investment Advisory Services................................   9
Purchase of Shares..........................................  10
Redemption of Shares........................................  11
Dividends, Distributions and Taxes..........................  12
Financial Highlights........................................  13


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.


                        PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of equity securities, consisting principally of common stocks. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by the Portfolio's investment adviser to possess the potential for capital growth and income. Portfolio securities are typically sold when the assessments of the Portfolio's investment adviser of the capital growth and income potential for such securities materially change. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.



                           PRINCIPAL INVESTMENT RISKS


An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. A value style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Portfolio may invest) often fluctuate more than stock prices of larger companies. The ability of the Portfolio's investment holdings to generate income depends on the earnings and the continuing declaration of dividends by the issuers of such securities.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek capital growth and income over the long term

- Can withstand volatility in the value of their shares of the Portfolio

- Wish to add to their investment holdings a portfolio that emphasizes a value style of investing in equity securities

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class II Shares over the calendar year prior to the date of this Prospectus. Sales charges and other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                             -2.80


The Portfolio's return for the three month period ended March 31, 2002 for Class II Shares was 3.75%. As a result of market activity, current performance may vary from the figures shown.



During the one year period shown in the bar chart, the highest quarterly return for Class II Shares was 7.17% (for the quarter ended June 30, 2001) and the lowest quarterly return for Class II Shares was -13.21% (for the quarter ended September 30, 2001).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with two broad-based market indices that the Portfolio's investment adviser believes are appropriate benchmarks for the Portfolio: the Standard & Poor's 500 Index* and the Standard & Poor's Barra Value Index**. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the indices. An investment cannot be made directly in the indices. Average annual total returns are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL TOTAL RETURNS
    FOR THE PERIODS ENDED             PAST       SINCE
    DECEMBER 31, 2001                1 YEAR    INCEPTION
------------------------------------------------------------
    Van Kampen Comstock Portfolio--
    Class II Shares                   -2.80%     10.58%(1)
.............................................................
    Standard & Poor's 500 Index      -11.87%    -16.79%(2)
.............................................................
    Standard & Poor's Barra Value
    Index                            -11.71%     -8.31%(3)
.............................................................



Inception dates: (1) 9/18/00, (2) 9/14/00, (3) 9/30/00



 * The Standard & Poor's 500 Index is a market-weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation.



 ** The Standard & Poor's Barra Value Index is constructed by dividing the stocks in the Standard & Poor's 500 Index according to a single attribute of price-to-book ratio. The index contains companies with lower price-to-book ratios, and is capitalization weighted so that each stock is weighted in the appropriate index in proportion to its market value.

Van Kampen
Life Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Comstock Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio generally are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Portfolio's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.


In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies. The Portfolio's investment adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Portfolio's style presents the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. The Portfolio may invest in issuers of small-, medium- or large-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Portfolio invests in small- and medium-sized companies, the Portfolio may be subject to greater risk than that assumed through investment in the securities of larger-sized companies.



The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks at the time of investment. The Portfolio's policy in the foregoing sentence may be changed by the Portfolio's Board of Trustees, but no change is anticipated; if the Portfolio's policy in the foregoing sentence changes, the Portfolio will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Portfolio remains an appropriate investment in light of the changes. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



While the Portfolio invests principally in common stocks, the Portfolio may invest in preferred stocks and securities convertible into common and preferred stocks. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Up to 5% of the Portfolio's net assets may be invested in convertible securities that are below investment grade quality.



The Portfolio generally holds up to 10% of its total assets in high-quality short-term debt securities and in investment grade corporate debt securities to provide liquidity. High-quality short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements. Investment grade corporate debt securities include securities rated BBB or better by Standard & Poor's ("S&P") or rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or unrated securities judged by the investment adviser to be of comparable quality. A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities may decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities tend to fluctuate more in response to changes in interest rates than shorter-term securities.


                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS


The Portfolio may invest up to 25% of the Portfolio's total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.


The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.


The Portfolio may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.


Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Portfolio, are still uncertain.


       USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Portfolio's investments and the expectations of the Portfolio's investment adviser concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use these transactions to further the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.


In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing index futures contracts, however, the Portfolio can compensate for the cash portion of its assets.



If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.


The Portfolio can engage in options (or index options or index futures contracts options) to attempt to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.


The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

In addition to futures contracts and options on securities, the Portfolio may engage in foreign currency futures contracts and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.


In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return.


A more complete discussion of options, futures contracts and options on futures contracts and their risks is contained in the Portfolio's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 10% of the Portfolio's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Portfolio's investment adviser believes the potential for capital growth and income has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.


Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management Inc. is the Portfolio's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $74 billion under management or supervision as of March 31, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
---------------------------------------------
    First $500 million           0.60%
..............................................
    Over $500 million            0.55%
..............................................


Applying this fee schedule, the effective advisory fee rate was 0.60% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2001. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Portfolio is managed by the Adviser's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include B. Robert Baker, Jr., a Managing Director of the Adviser, Jason S. Leder, an Executive Director of the Adviser and Kevin C. Holt, a Vice President of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this Prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.


The Portfolio generally offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.


The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

                        DETERMINATION OF NET ASSET VALUE


The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Statement of Additional Information.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated. Sales, redemptions and exchanges of Portfolio shares are made at the Portfolio's net asset value per share, which is calculated as of the close of trading on the Exchange each day that the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Portfolio's Board of Trustees.


Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.


Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).


TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.


Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the corporate dividends received deduction.



Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to the insurance company as long-term capital gains, regardless of how long the shares of the Portfolio have been held by the insurance company. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.


As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the periods indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the fiscal year ended December 31, 2001 and the fiscal period ended December 31, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Portfolio's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                                          SEPTEMBER 18, 2000
                                                                                            (COMMENCEMENT
                                                                                            OF INVESTMENT
                                                                FISCAL YEAR ENDED           OPERATIONS) TO
COMSTOCK PORTFOLIO--CLASS II SHARES                             DECEMBER 31, 2001         DECEMBER 31, 2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...............              $11.75                     $10.19
                                                                     ------                     ------
  Net Investment Income................................                 .10                        .04
  Net Realized and Unrealized Gain.....................                (.42)                      1.68
                                                                     ------                     ------
Total from Investment Operations.......................                (.32)                      1.72
                                                                     ------                     ------
Less:
  Distributions from and in Excess of Net Investment
    Income.............................................                 -0-                        .08
  Distributions from and in Excess of Net Realized
    Gain...............................................                 .04                        .08
                                                                     ------                     ------
Total Distributions....................................                 .04                        .16
                                                                     ------                     ------
Net Asset Value, End of the Period.....................              $11.39                     $11.75
                                                                     ======                     ======

Total Return * (a).....................................              -2.80%                     17.07%**
Net Assets at End of the Period (In millions)..........              $116.2                     $ 10.1
Ratio of Expenses to Average Net Assets *..............               1.04%                      1.20%
Ratio of Net Investment Income to Average Net
  Assets *.............................................               1.19%                      2.14%
Portfolio Turnover.....................................                 50%                        74%**

 * If certain expenses had not been voluntarily assumed
   by the Adviser, total return would have been lower
   and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets................                 N/A                      2.38%
Ratio of Net Investment Income to Average Net Assets...                 N/A                       .96%


** Non-Annualized




(a)These returns include combined Rule 12b-1 fees and service fees of up to .25%



N/A = Not Applicable

Board of Trustees

 -------------------------------------------------------------------------------


J. Miles Branagan         Jack E. Nelson
Jerry D. Choate           Richard F. Powers, III*
Linda Hutton Heagy        Wayne W. Whalen*
R. Craig Kennedy          Suzanne H. Woolsey
Mitchell M. Merin*



* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.


For More Information

 -------------------------------------------------------------------------------


EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


  - Call your broker or Client Relations 800-341-2929




DEALERS


  - VAN KAMPEN INVESTMENTS 800-421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)


  - For shareholder and dealer inquiries through TDD, call 800-421-2833


VAN KAMPEN LIFE INVESTMENT TRUST -- COMSTOCK PORTFOLIO
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Life Investment Trust -- Comstock Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713

Boston, MA 02110-1713

Attn: Van Kampen Life Investment Trust -- Comstock Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

Van Kampen
Life Investment
Trust Comstock
Portfolio

A Statement of Additional Information, which contains more details about the Trust and the Comstock Portfolio, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the

Portfolio's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2929.
Telecommunications Device for the Deaf users may call (800) 421-2833.



Information about the Trust and the Comstock Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                                 APRIL 30, 2002


                                CLASS II SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                              LIT PRO CM II 4/02

The Portfolio's Investment Company
Act File No. is 811-4424.

Van Kampen Life Investment Trust
Emerging Growth Portfolio
 -------------------------------------------------------------------------------


The Emerging Growth Portfolio's investment objective is to seek capital appreciation. The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in a portfolio of common stocks of companies considered by the Portfolio's investment adviser to be emerging growth companies.


Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                    This Prospectus is dated APRIL 30, 2002


                                CLASS II SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
                                                      Van
                                       Kampen Life
                                       Investment Trust
                                       General
                                       Information..........   5
Investment Objective, Policies and Risks....................   5
Investment Advisory Services................................   9
Purchase of Shares..........................................  10
Redemption of Shares........................................  12
Dividends, Distributions and Taxes..........................  12
Financial Highlights........................................  14



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital appreciation.


                        PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 65% of the Portfolio's total assets in a portfolio of common stocks of companies considered by the Portfolio's investment adviser to be emerging growth companies. Emerging growth companies are those domestic or foreign companies that the Portfolio's investment adviser believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies. The Portfolio's investment adviser generally sells securities when it believes growth potential, earnings expectations or valuations flatten or decline. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.



                           PRINCIPAL INVESTMENT RISKS


An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes a growth style of investing. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of smaller or unseasoned companies (in which the Portfolio may invest) often fluctuate more and may fall more than the stock prices of larger, more established companies. Historically, smaller- and medium-sized company stocks have sometimes gone through extended periods when they did not perform as well as larger company stocks. The Portfolio may from time to time emphasize certain sectors of the market. To the extent the Portfolio invests a significant portion of its assets in securities of companies in the same sector of the market, the Portfolio is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.


RISKS OF EMERGING GROWTH COMPANIES. Companies that the Portfolio's investment adviser believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people, or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek capital appreciation over the long term

- Can withstand substantial volatility in the value of their shares of the Portfolio


- Wish to add to their investment holdings a portfolio that emphasizes a growth style of investing in common stocks of emerging growth companies


An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class II Shares over the calendar year prior to the date of this Prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                            -31.66


The Portfolio's return for the three month period ended March 31, 2002 for Class II Shares was -5.29%. As a result of market activity, current performance may vary from the figures shown.



During the one year period shown in the bar chart, the highest quarterly return for Class II Shares was 9.90% (for the quarter ended December 31, 2001) and the lowest quarterly return for Class II Shares was -23.09% (for the quarter ended March 31, 2001).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Russell 1000 Growth Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



     AVERAGE ANNUAL
    TOTAL RETURNS FOR
    THE PERIODS ENDED   PAST       SINCE
    DECEMBER 31, 2001  1 YEAR    INCEPTION
----------------------------------------------
    Van Kampen
    Emerging Growth
    Portfolio--Class
    II Shares          -31.66%   -38.98%(1)
...............................................
    Russell 1000
    Growth Index       -20.42%   -32.39%(2)
...............................................



Inception dates: (1) 9/18/00, (2) 9/28/00



* The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an index of the 1,000 largest U.S. companies based on market capitalization.


Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including the Emerging Growth Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.


Shares of each portfolio generally are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Portfolio's investment objective is to seek capital appreciation. Any ordinary income received from securities owned by the Portfolio is entirely incidental to the Portfolio's investment objective. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 65% of the Portfolio's total assets in a portfolio of common stocks of companies considered by the Portfolio's investment adviser to be emerging growth companies. Emerging growth companies are those domestic or foreign companies that the Portfolio's investment adviser believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations.

Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investments in such companies may offer greater opportunities for growth of capital, but also may involve certain special risks. Emerging growth companies often have accelerating or higher than average rates of earnings growth, or new or limited products, markets, services, distribution channels or financial resources, or they may be dependent upon one or a few key people for management, or the companies have other special circumstances. The securities of such companies may be subject to more abrupt or erratic market movements than the market averages in general.


The Portfolio's primary approach is to seek what the Portfolio's investment adviser believes to be attractive growth opportunities on an individual company basis. The Portfolio's investment adviser uses a "bottom-up" disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Portfolio's investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Portfolio's investment adviser expects that many of the companies in which the Portfolio invests may, at the time of investment, be experiencing higher rates of earnings growth than average. The securities of such companies may trade at higher price to earnings ratios than average and rates of earnings growth may be volatile.


The Portfolio does not limit its investments to any single group or type of security. The Portfolio may invest in securities involving special circumstances, such as initial public offerings, companies with new or rejuvenated management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources or other unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in smaller or unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments because securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.


The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. The Portfolio's investment adviser generally sells securities when it believes growth potential, earnings expectations or valuations flatten or decline. Other factors may include changes in the company's operations or relative market performance, changes in the appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment. In addition, if an individual stock position appreciates to a point where it begins to account for a larger percentage of the Portfolio's assets, the Portfolio's investment adviser may sell a portion of the position held.


The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective.

The Portfolio invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Portfolio invests primarily in common stocks, the Portfolio may invest in preferred stocks, convertible securities and rights and warrants to purchase common or preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Up to 5% of the Portfolio's net assets may be invested in convertible securities that are below investment grade quality.


Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS


The Portfolio may invest up to 25% of the Portfolio's total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.


The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.


The Portfolio may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.


Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Portfolio, are still uncertain.


                      USING OPTIONS, FUTURES CONTRACTS AND
                          OPTIONS ON FUTURES CONTRACTS


The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Portfolio's investments and the expectations of the Portfolio's investment adviser concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use these transactions to further the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.



In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing index futures contracts, however, the Portfolio can compensate for the cash portion of its assets.



If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.



The Portfolio can engage in options (or index options or index futures contract options) to attempt to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.



The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transactions and the liquidity of the transactions.


In addition to futures contracts and options on securities, the Portfolio may engage in foreign currency futures contracts and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.


In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return.



A more complete discussion of options, futures contracts and options on futures contracts and their risks is contained in the Portfolio's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 15% of the Portfolio's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.


The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Portfolio's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.


Investment
Advisory Services

 -------------------------------------------------------------------------------

THE ADVISER. Van Kampen Asset Management Inc. is the Portfolio's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen

Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $74 billion under management or supervision as of March 31, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.70%
...................................................
    Next $500 million            0.65%
...................................................
    Over $1 billion              0.60%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.69% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2001. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Portfolio is managed by the Adviser's Multi-Cap Growth team. The team is made up of established investment professionals. Current members of the team include Gary Lewis, a Managing Director of the Adviser, Dudley Brickhouse, an Executive Director of the Adviser, Janet Luby, an Executive Director of the Adviser, David Walker, an Executive Director of the Adviser and Matthew Hart, a Vice President of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this Prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio generally offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also adopted a service plan (the "Service Plan") with resect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Statement of Additional Information.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated. Sales, redemptions and exchanges of Portfolio shares are made at the Portfolio's net asset value per share, which is calculated as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Portfolio's Board of Trustees.


Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.


Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).


TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.


Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the corporate dividends received deduction.



Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to the insurance company as long-term capital gains, regardless of how long the shares of the Portfolio have been held by the insurance company. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.


As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the periods indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the fiscal year ended December 31, 2001 and the fiscal period ended December 31, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Portfolio's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                                          SEPTEMBER 18, 2000
                                                                                            (COMMENCEMENT
                                                                   FISCAL YEAR              OF INVESTMENT
                                                                      ENDED                 OPERATIONS) TO
EMERGING GROWTH PORTFOLIO -- CLASS II SHARES                    DECEMBER 31, 2001         DECEMBER 31, 2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...............              $ 41.41                   $ 53.39
                                                                     -------                   -------
  Net Investment Income/Loss...........................                 (.03)                      .01
  Net Realized and Unrealized Loss.....................               (13.08)                   (11.99)
                                                                     -------                   -------
Total from Investment Operations.......................               (13.11)                   (11.98)
                                                                     -------                   -------
Net Asset Value, End of the Period.....................              $ 28.30                   $ 41.41
                                                                     =======                   =======

Total Return(a)........................................              -31.66%                   -22.44%*
Net Assets at End of the Period (In millions)..........              $ 121.6                   $  51.5
Ratio of Expenses to Average Net Assets................                1.01%                     1.00%
Ratio of Net Investment Income to Average Net Assets...                (.10%)                     .16%
Portfolio Turnover.....................................                 174%                      108%


 * Non-Annualized


(a) This return includes combined Rule 12b-1 fees and service fees of up to .25%.

Board of Trustees

 -------------------------------------------------------------------------------


J. Miles Branagan               Jack E. Nelson
Jerry D. Choate                 Richard F. Powers, III*
Linda Hutton Heagy              Wayne W. Whalen*
R. Craig Kennedy                Suzanne H. Woolsey
Mitchell M. Merin*



* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.


For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

  - Call your broker or Client Relations 800-341-2929




DEALERS


  - VAN KAMPEN INVESTMENTS 800-421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)


  - For shareholder and dealer inquiries through TDD, call 800-421-2833


VAN KAMPEN LIFE INVESTMENT TRUST - EMERGING GROWTH PORTFOLIO
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Life Investment Trust - Emerging Growth Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713

Boston, MA 02110-1713

Attn: Van Kampen Life Investment Trust - Emerging Growth Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

Van Kampen
Life Investment Trust
Emerging Growth Portfolio

A Statement of Additional Information, which contains more details about the Trust and the Emerging Growth Portfolio, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Portfolio in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2929.
Telecommunications Device for the Deaf users may call (800) 421-2833.

Information about the Trust and the Emerging Growth Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                                 APRIL 30, 2002


                                CLASS II SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]
LIT PRO EM II 4/02

The Portfolio's Investment Company

Act File No. is 811-4424.

Van Kampen Life Investment Trust
Enterprise Portfolio
 -------------------------------------------------------------------------------

The Enterprise Portfolio's investment objective is to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation.

Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                    This Prospectus is dated APRIL 30, 2002


                                CLASS II SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Van Kampen Life Investment Trust General Information........   5
Investment Objective, Policies and Risks....................   5
Investment Advisory Services................................   9
Purchase of Shares..........................................  10
Redemption of Shares........................................  12
Dividends, Distributions and Taxes..........................  12
Financial Highlights........................................  13


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation.


                        PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks of growth companies focusing on securities believed to offer a combination of strong business fundamentals at an attractive valuation. Portfolio securities are typically sold when the assessments of the Portfolio's investment adviser of the capital appreciation potential of such securities materially change. The Portfolio may invest up to 10% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.



                           PRINCIPAL INVESTMENT RISKS


An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes a growth style of investing. The market values of growth common stocks may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Portfolio may invest) may be more volatile and may fall more than stock prices of larger companies.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek capital appreciation over the long term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Portfolio

- Wish to add to their investment holdings a portfolio that emphasizes a growth style of investing in common stocks

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class II shares over the calendar year prior to the date of this Prospectus. Sales charges and other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                            -20.60


The Portfolio's return for the three month period ended March 31, 2002 for Class II Shares was -4.02%. As a result of market activity, current performance may vary from the figures shown.



During the one year period shown in the bar chart, the highest quarterly return for Class II Shares was 15.16% (for the quarter ended December 31, 2001) and the lowest quarterly return for Class II Shares was -20.98% (for the quarter ended March 31, 2001).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with two broad-based market indices that the Portfolio's investment adviser believes are appropriate benchmarks for the Portfolio: the Standard & Poor's 500-Stock Index* and the Russell 1000 Growth Index.** The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the indices. An investment cannot be made directly in the indices. Average annual total returns are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED        PAST       SINCE
    DECEMBER 31, 2001   1 YEAR    INCEPTION
-----------------------------------------------
    Van Kampen
    Enterprise
    Portfolio --
    Class II Shares     -20.60%    -27.27%(1)
................................................
    Standard & Poor's
    500-Stock Index     -11.87%    -15.64%(2)
................................................
    Russell 1000
    Growth Index        -20.42%    -32.03%(2)
................................................



Inception Dates: (1) 7/24/00, (2) 7/20/00



 * The Standard & Poor's 500-Stock Index is a market-weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation.


 ** The Russell 1000 Growth Index measures the performance of those Russell 1000
    Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an index of the 1,000 largest U.S. companies based on market capitalization.

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios including this Enterprise Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.


Shares of each portfolio generally are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Portfolio's investment objective is to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation. Any income received on securities owned by the Portfolio is entirely incidental to the Portfolio's investment objective. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks which it believes have above-average potential for capital appreciation. The Portfolio's primary approach is to seek what the Portfolio's investment adviser believes to be unusually attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries.

In selecting securities for investment, the Portfolio generally focuses on common stocks of growth companies, including companies with new products, services or processes. The investment adviser seeks such securities which it believes offer a combination of strong business fundamentals at an attractive valuation. Growth companies generally include those companies with established records of growth in sales or earnings that the Portfolio's investment adviser believes are in or are entering into a growth cycle in their respective businesses, with the expectation that the stock of such companies will increase in value. Stocks of different types, such as "growth" stocks or "value" stocks, tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Portfolio's investments in growth stocks will vary and may at times be lower or higher than that of other types of funds. The market values of growth common stocks may be more volatile than other types of investments. The Portfolio may invest in companies generating or applying new technologies, new or improved distribution techniques or new services, which companies may benefit from changing consumer demands or lifestyles, or companies that have projected earnings in excess of the average for their sector or industry. In each case, the Portfolio's investment adviser believes such companies have prospects that are favorable for above-average capital appreciation. The Portfolio also may focus its investments on stocks of companies in cyclical industries during periods when their securities appear attractive for capital appreciation.

The companies in which the Portfolio invests may be in any market capitalization range, provided the Portfolio's investment adviser believes the investment is consistent with the Portfolio's objective. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Portfolio invests in small- and medium-sized companies, the Portfolio may be subject to greater risk than that assumed through investment in the equity securities of larger-capitalization companies.


The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.


The Portfolio invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Portfolio invests principally in common stocks, the Portfolio may invest in preferred stocks, convertible securities and warrants. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Up to 5% of the Portfolio's net assets may be invested in convertible securities that are below investment grade quality. Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specified formula.



The Portfolio may hold a portion of its assets in investment grade short-term debt securities and in investment grade corporate debt securities to provide liquidity. Investment grade short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements. Investment grade corporate debt securities include securities rated BBB or better by Standard & Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of such debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities may decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities tend to fluctuate more in response to changes in interest rates than shorter-term securities.


              RISKS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS


The Portfolio may invest up to 10% of the Portfolio's total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.


The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.


The Portfolio may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.


Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Portfolio, are still uncertain.


                        USING OPTIONS, FUTURES CONTRACTS
                        AND OPTIONS ON FUTURES CONTRACTS

The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Portfolio's investments and the expectations of the Portfolio's investment adviser concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use these transactions to further the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.


In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing index futures contracts, however, the Portfolio can compensate for the cash portion of its assets.



If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.



The Portfolio can engage in options (or securities index options or securities index futures contracts options) to attempt to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.


The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

In addition to futures contracts and options on securities, the Portfolio may engage in foreign currency futures contracts and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.


In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return.



A more complete discussion of options, futures contracts and options on futures contracts and their risks is contained in the Portfolio's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 5% of the Portfolio's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Portfolio's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.


Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.


Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management Inc. is the Portfolio's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $74 billion under management or supervision as of March 31, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), on behalf of the Portfolio and certain other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
...................................................
    Next $500 million            0.45%
...................................................
    Over $1 billion              0.40%
...................................................

Applying this fee schedule, the effective advisory fee rate was 0.50% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2001. After voluntary fee waivers, the effective advisory fee rate was 0.48% for the fiscal year ended December 31, 2001. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Portfolio is managed by the Adviser's Multi-Cap Growth team. The team is made up of established professionals. Current members of the team include Jeff New, a Managing Director of the Adviser, Michael Davis, a Vice President of the Adviser, Sean Conner, a Vice President of the Adviser and Mary Jayne Maly, a Vice President of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this Prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio generally offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

                        DETERMINATION OF NET ASSET VALUE


The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Statement of Additional Information.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated. Sales, redemptions and exchanges of Portfolio shares are made at the Portfolio's net asset value per share, which is calculated as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Portfolio's Board of Trustees.


Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.


Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).


TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.


Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the corporate dividends received deduction.



Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to the insurance company as long-term capital gains, regardless of how long the shares of the Portfolio have been held by the insurance company. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.


As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the periods indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the fiscal year ended December 31, 2001 and the fiscal period ended December 31, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Portfolio's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                                             JULY 24, 2000
                                                                                             (COMMENCEMENT
                                                                      FISCAL YEAR            OF INVESTMENT
                                                                         ENDED              OPERATIONS) TO
ENTERPRISE PORTFOLIO -- CLASS II SHARES                            DECEMBER 31, 2001       DECEMBER 31, 2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..................              $ 20.29                 $ 25.47
                                                                        -------                 -------
  Net Investment Income...................................                  .02                     -0-
  Net Realized and Unrealized Loss........................                (4.20)                  (5.18)
                                                                        -------                 -------
Total from Investment Operations..........................                (4.18)                  (5.18)
                                                                        -------                 -------
Less:
  Distributions from Net Investment Income................                  .01                     -0-
  Distributions from Net Realized Gain....................                 1.21                     -0-
                                                                        -------                 -------
Total Distributions.......................................                 1.22                     -0-
                                                                        -------                 -------
Net Asset Value, End of the Period........................              $ 14.89                 $ 20.29
                                                                        -------                 -------

Total Return* (a).........................................              -20.60%                 -20.34%**
Net Assets at End of the Period (In millions).............              $   9.1                 $   2.3
Ratio of Expenses to Average Net Assets *.................                 .85%                    .85%
Ratio of Net Investment Income to Average Net Assets *....                 .16%                    .06%
Portfolio Turnover........................................                  89%                    114%**
 *If certain expenses had not been voluntarily assumed by
  the Adviser, total return would have been lower and
  ratios would have been as follows:
Ratio of Expenses to Average Net Assets...................                 .87%                     N/A
Ratio of Investment Income to Average Net Assets..........                 .14%                     N/A



** Non-Annualized



N/A = Not Applicable



(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

Board of Trustees

 -------------------------------------------------------------------------------


J. Miles Branagan             Jack E. Nelson
Jerry D. Choate               Richard F. Powers, III*
Linda Hutton Heagy            Wayne W. Whalen*
R. Craig Kennedy              Suzanne H. Woolsey
Mitchell M. Merin*



* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.


For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

  - Call your broker or Client Relations 800-341-2929




DEALERS


  - VAN KAMPEN INVESTMENTS 800-421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)


  - For shareholder and dealer inquiries through TDD, call 800-421-2833


VAN KAMPEN LIFE INVESTMENT TRUST -- ENTERPRISE PORTFOLIO
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Life Investment Trust -- Enterprise Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713

Boston, MA 02110-1713

Attn: Van Kampen Life Investment Trust -- Enterprise Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

Van Kampen
Life Investment Trust
Enterprise Portfolio


A Statement of Additional Information, which contains more details about the Trust and the Enterprise Portfolio, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2929.
Telecommunications Device for the Deaf users may call (800) 421-2833.

Information about the Trust and the Enterprise Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                                 APRIL 30, 2002


                                CLASS II SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                              LIT PRO EN II 4/02


The Portfolio's Investment Company


Act File No. is 811-4424.

Van Kampen Life Investment Trust
Government Portfolio
 -------------------------------------------------------------------------------


The Government Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital. The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government.


Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                    This Prospectus is dated APRIL 30, 2002


                                CLASS II SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Van Kampen Life Investment Trust General Information........   5
Investment Objective, Policies and Risks....................   6
Investment Advisory Services................................  12
Purchase of Shares..........................................  13
Redemption of Shares........................................  14
Dividends, Distributions and Taxes..........................  15
Financial Highlights........................................  16


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital.


                        PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Under normal market conditions, the Portfolio may invest up to 20% of its net assets in government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly issued or guaranteed by instrumentalities of the U.S. government and privately issued certificates representing "stripped" U.S. government or mortgage-related securities. The Portfolio's investment adviser purchases and sells securities for the Portfolio with a view toward seeking a high level of current income based on the analysis and expectations of the Portfolio's investment adviser regarding interest rates and yield spreads between types of securities. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. The Portfolio may purchase and sell securities on a when-issued or delayed delivery basis.



                           PRINCIPAL INVESTMENT RISKS


An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. The value of debt securities tend to fall as interest rates rise and such declines tend to be greater among debt securities with longer maturities or longer durations. Although the Portfolio has no policy limiting the maturities of its investments, the Portfolio's investment adviser seeks to moderate market risk by normally maintaining a portfolio duration of four to six years. This means that the Portfolio generally is subject to greater market risk than a portfolio investing solely in shorter-term securities but lesser market risk than a portfolio investing solely in longer-term securities. (See "Investment Objective, Policies and Risks" for an explanation of maturities and durations.) The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities markets. U.S. government securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.



The prices of mortgage-related securities, like those of traditional debt securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to further price declines than traditional debt securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-related securities may benefit less than traditional debt securities during periods of declining interest rates because of prepayment risk (described below).



Market risk is often greater among certain types of debt securities, such as zero coupon securities or mortgage-related stripped securities, which do not make regular or periodic interest payments. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore may subject the Portfolio to greater market risk than a fund that does not own these types of securities.



When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Portfolio's outstanding commitments for these securities, the greater the Portfolio's exposure to market price fluctuations.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Portfolio because it invests primarily in U.S. government securities.

INCOME RISK. The income you receive from the Portfolio is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Portfolio may drop as well. The more the Portfolio invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Portfolio's income risk.

PREPAYMENT RISK. If interest rates fall, the principal on debt securities held by the Portfolio may be paid earlier than expected. If this happens, the proceeds from a prepaid security would likely be reinvested by the Portfolio in securities bearing the new, lower interest rates, resulting in a possible decline in the Portfolio's income and distributions to shareholders.


The Portfolio may invest in mortgage-related securities, which are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.



EXTENSION RISK. The prices of debt securities tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen the durations.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and interest rate swaps or other interest-rate related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE


In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:


- Seek high current return consistent with preservation of capital


- Wish to add to their investment holdings a portfolio that invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities


An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class II Shares over the calendar year prior to the date of this Prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                             6.73


The Portfolio's return for the three month period ended March 31, 2002 for Class II Shares was -0.24%. As a result of market activity, current performance may vary from the figures shown.



During the one year period shown in the bar chart, the highest quarterly return for Class II Shares was 5.01% (for the quarter ended September 30, 2001) and the lowest quarterly return for Class II Shares was -0.42% (for the quarter ended December 31, 2001).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Lehman Brothers Mutual Fund Government/Mortgage Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED       PAST      SINCE
    DECEMBER 31, 2001  1 YEAR   INCEPTION
----------------------------------------------
    Van Kampen
    Government
    Portfolio --
    Class II
    Shares              6.73%     6.77%(1)
...............................................
    Lehman Brothers
    Mutual Fund
    Government/
    Mortgage Index      7.71%     7.71%(2)
...............................................



Inception dates: (1) 12/15/00, (2) 12/31/00



 * The Lehman Brothers Mutual Fund Government/Mortgage Index is an unmanaged index comprised of U.S. government treasuries and agency mortgage-backed securities.


Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Government Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio generally are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the

Contracts, are further described in the accompanying Contract prospectus.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Under normal market circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in such securities and repurchase agreements fully collateralized by U.S. government securities. The Portfolio's policy in the foregoing sentence may be changed by the Portfolio's Board of Trustees, but no change is anticipated. If the Portfolio's policy in the foregoing sentence changes, the Portfolio will notify shareholders at least 60 days prior to the change and shareholders should consider whether the Portfolio remains an appropriate investment in light of the changes. Under normal market conditions, the Portfolio may invest up to 20% of its net assets in government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly issued or guaranteed by instrumentalities of the U.S. government and privately issued certificates representing "stripped" U.S. government or mortgage-related securities. While securities purchased for the Portfolio's investments may be issued or guaranteed by the U.S. government, the shares issued by the Portfolio to investors are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. For more information on the Portfolio's investments, see "U.S. Government Securities" and "Government-Related Securities" below.



The prices of debt securities generally vary inversely with changes in prevailing interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, are equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. While the Portfolio has no policy limiting the maturities of the individual debt securities in which it may invest, the Portfolio's investment adviser seeks to moderate market risk by generally maintaining a portfolio duration of four to six years. Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. A duration calculation looks at the present value of a security's entire payment stream whereas term to maturity is based solely on the date of a security's final principal repayment.

                                 UNDERSTANDING
                                   MATURITIES

   A debt security can be categorized according to its maturity, which is the length of time before the issuer must repay the principal.

                  TERM       MATURITY LEVEL
---------------------------------------------------
             1-3 years       Short
....................................................
            4-10 years       Intermediate
....................................................
    More than 10 years       Long
....................................................

                                 UNDERSTANDING
                                    DURATION


   Duration provides an alternative approach to assessing a security's market risk. Duration measures the expected life of a security by incorporating the security's yield, coupon interest payments, final maturity and call features into one measure. While maturity focuses only on the final principal repayment date of a security, duration looks at the timing and present value of all of a security's principal, interest or other payments. Typically, a debt security with interest payments due prior to maturity has a duration less than maturity. A zero coupon bond, which does not make interest payments prior to maturity, would have the same duration and maturity.


The Portfolio may invest in mortgage-related or mortgage-backed securities. The values of such securities tend to vary inversely with changes in prevailing interest rates, but also are more susceptible to prepayment risk and extension risk than other debt securities.


The Portfolio may purchase debt securities at a premium over the principal or face value to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected as a decrease to interest income and thus in the Portfolio's net asset value. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.


To hedge against changes in interest rates, the Portfolio may enter into certain derivative transactions, such as the purchase or sale of options, futures contracts and options on futures contracts and interest rate swaps or other interest rate-related transactions. By using such instruments, the Portfolio seeks to limit its exposure to adverse interest rate changes, but the Portfolio also reduces its potential for capital appreciation on debt securities if interest rates decline. The purchase and sale of such instruments may result in a higher portfolio turnover rate than if the Portfolio had not purchased or sold such instruments. See "Interest Rate Transactions" and "Using Options, Futures Contracts and Options on Futures Contracts."


The Portfolio also may purchase or sell securities on a forward commitment basis. See "When-Issued and Delayed Delivery Securities" below.


The Portfolio intends to invest in U.S. Treasury securities and in securities issued by at least four U.S. government agencies or instrumentalities in the amounts necessary to permit the Accounts to meet certain diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), at the end of each quarter of the year (or within 30 days thereafter). See "Dividends, Distributions and Taxes." In the event the Portfolio does not meet the diversification requirements of Section 817(h) of the Code, the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their share of the dividends and distributions paid by the Portfolio.


U.S. GOVERNMENT SECURITIES. Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the Separate Trading of Registered Interest and Principal Securities program (i.e. "STRIPS"), all of which are backed by the full faith and credit of the U.S.; and (2) obligations issued or guaranteed by U.S.

government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the issuer itself.


Mortgage loans securing real property made by banks, savings and loan institutions, and other lenders are often assembled into pools. Interests in such pools may then be issued by private entities or also may be issued or guaranteed by an agency or instrumentality of the U.S. government. Interests in such pools are what this Prospectus calls "mortgage-related securities." Mortgage-related securities include, but are not limited to, obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the U.S. whose securities and guarantees are backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of the U.S. Although the Secretary of the Treasury of the U.S. has discretionary authority to lend amounts to FNMA up to certain specified limits, neither the U.S. government nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. Securities of FNMA and FHLMC include those issued in principal only or interest only components.



The yield and payment characteristics of mortgage-related securities differ from traditional debt securities. Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans less fees paid to the guarantor and the servicer of such mortgage loans. The payments to the holders of mortgage-related securities (such as the Portfolio), like the payments on the underlying mortgage loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the holders of mortgage-related securities frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield-to-maturity of mortgage-related securities. The value of most mortgage-related securities, like traditional debt securities, tends to vary inversely with changes in prevailing interest rates. Mortgage-related securities, however, may benefit less than traditional debt securities from declining interest rates because a borrower is more likely to refinance a mortgage which bears a relatively high rate of interest during a period of declining interest rates. This means some of the Portfolio's higher yielding securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed. Alternatively, during periods of rising interest rates, mortgage-related securities are often more susceptible to extension risk (i.e. rising interest rates could cause a borrower to prepay a mortgage loan more slowly than expected when the security was purchased by the Portfolio which may further reduce the market value of such security and lengthen the duration of such security than traditional debt securities).


The Portfolio may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt obligations collateralized by a pool of mortgage loans or mortgaged-related securities which generally are held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs and REMICs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Such securities generally are subject to market risk, prepayment risk and extension risk like other mortgage-related securities. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security). CMOs or REMICs issued or guaranteed by agencies or instrumentalities of the U.S. government are treated by the Portfolio as U.S. government securities.


GOVERNMENT-RELATED SECURITIES. Under normal market conditions, the Portfolio may invest up to 20% of its net assets in, among other things, government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government and privately issued certificates representing stripped U.S. government or mortgage-related securities.



The Portfolio may invest in private mortgage-related securities ("Private Pass-Throughs") as opposed to mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government such as GNMA, FNMA, and FHLMC, only if such Private Pass-Throughs are rated at the time of purchase in the two highest grades by a nationally recognized statistical rating agency ("NRSRO") or in any unrated debt security considered by the Portfolio's investment adviser to be of comparable quality. CMOs and REMICs issued by private entities and not directly guaranteed by any government agency or instrumentality are secured by the underlying collateral of the private issuer. The Portfolio will invest in such privately issued securities only if: they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and they are rated at the time of purchase in the two highest grades by a NRSRO. A more complete description of security ratings is contained in the Portfolio's Statement Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.



The Portfolio may invest in the principal only or interest only components of U.S. government securities. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate ("strip") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account). Such custodial receipts or certificates of private issuers are not considered by the Portfolio to be U.S. government securities. The principal only securities are not entitled to any periodic payments of interest prior to maturity. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder of such security (such as the Portfolio) accrue as income and include in investment company taxable income each year a portion of the discount at which the security was purchased even though the holder receives no interest payment in cash on the security during the year. The Portfolio must distribute substantially all of its investment company taxable income to its shareholders to qualify for pass-through treatment under federal income tax law and therefore, may have to dispose of portfolio securities to satisfy distribution requirements.


Stripped mortgage-related securities (hereinafter referred to as "stripped mortgage securities") are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is rated the highest quality by a NRSRO. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of principal only securities accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the certificate during the year. The Portfolio is required to distribute substantially all of its investment company taxable income each year and, to generate sufficient cash to make distributions of such income, the Portfolio may have to dispose of securities that it would otherwise continue to hold, which in some cases, may be disadvantageous to the Portfolio.



Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The Portfolio follows established guidelines and standards for determining whether a particular stripped security is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. Stripped mortgage securities, other than government-issued IO and PO securities backed by fixed-rate mortgages, are presently considered by the staff of the SEC to be illiquid securities and thus subject to the Portfolio's limitation on investment in illiquid securities.


INTEREST RATE TRANSACTIONS. The Portfolio may, but is not required to, enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps, caps, floors and collars will be treated as illiquid securities for the purposes of the Portfolio's investment restriction limiting investment in illiquid securities. Besides liquidity, such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such transactions may involve commissions or other costs. A more complete discussion of interest rate transactions and their risks is contained in the Portfolio's Statement of Additional Information.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase or sell U.S. government securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the Forward Commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction, should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The Portfolio maintains a segregated account (which is marked to market daily) of cash or liquid portfolio securities in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.

USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways, depending upon the status of the Portfolio's invest-ments and the expectations of the Portfolio's investment adviser concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use these transactions to further the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.


In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing index futures contracts, however, the Portfolio can compensate for the cash portion of its assets.



If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.



The Portfolio can engage in options (or index options or index futures contracts options) to attempt to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.



The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transactions and the liquidity of the transactions.


In addition to futures contracts and options on securities, the Portfolio may engage in foreign currency futures contracts and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.


In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risk of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return.

A more complete discussion of options, futures contracts and options on futures contracts and their risks is contained in the Portfolio's Statement of Additional Information.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 5% of the Portfolio's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.


Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.



Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management Inc. is the Portfolio's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $74 billion under management or supervision as of March 31, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), on behalf of the Portfolio and certain other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
...................................................
    Next $500 million            0.45%
...................................................
    Over $1 billion              0.40%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.50% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2001. After voluntary fee waivers, the effective advisory fee rate was

0.39% for the fiscal year ended December 31, 2001. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Portfolio is managed by the Adviser's Taxable Fixed Income team. The team is made up of established investment professionals. Current members of the team include W. David Armstrong, a Managing Director of the Adviser, Paul F. O'Brien, an Executive Director of the Adviser and David Horowitz, a Vice President of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this Prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio generally offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

                        DETERMINATION OF NET ASSET VALUE


The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Statement of Additional Information.


Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.


Interest from investments is the main source of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).


TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.


Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the corporate dividends received deduction.



Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to the insurance company as long-term capital gains, regardless of how long the shares of the Portfolio have been held by the insurance company. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.


As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the periods indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the fiscal year ended December 31, 2001 and the fiscal period ended December 31, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Portfolio's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                                           DECEMBER 15, 2000
                                                                 FISCAL YEAR                (COMMENCEMENT OF
                                                                    ENDED                INVESTMENT OPERATIONS)
CLASS II                                                   DECEMBER 31, 2001(B)(C)           TO DECEMBER 31
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..........                  $9.31                        $9.28
                                                                    -----                        -----
  Net Investment Income...........................                    .40                          .02
  Net Realized and Unrealized Gain/Loss...........                    .21                          .01
                                                                    -----                        -----
Total From Investment Operations..................                    .61                          .03
  Less Distributions from Net Investment Income...                    .53                          -0-
                                                                    -----                        -----
Net Asset Value, End of the Period................                  $9.39                        $9.31
                                                                    =====                        =====

Total Return (a)**................................                  6.73%                         .32%*
Net Assets at End of the Period (In thousands)....                  $ 9.7                        $ 1.0
Ratio of Expenses to Average Net Assets**.........                   .85%                         .85%
Ratio of Net Investment Income to Average Net
  Assets**........................................                  4.51%                        5.61%
Portfolio Turnover................................                    82%                         180%*
 * Non-annualized
** If certain expenses had not been assumed by the
   Adviser, total return would have been lower and
   the ratios would have been as follows:
Ratio of Expenses to Average Net Assets...........                   .96%                        1.40%
Ratio of Net Investment Income to Average Net
  Assets..........................................                  4.41%                        5.06%



(a)These returns include combined Rule 12b-1 fees and service fees of up to .25%.



(b)As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 4.69% to 4.51%. Per share, ratios and supplemental data for the period prior to December 31, 2001 have not been restated to reflect this change in presentation.



(c)Based on average shares outstanding.

Board of Trustees

 -------------------------------------------------------------------------------


J. Miles Branagan               Jack E. Nelson
Jerry D. Choate                 Richard F. Powers, III*
Linda Hutton Heagy              Wayne W. Whalen*
R. Craig Kennedy                Suzanne H. Woolsey
Mitchell M. Merin*




* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

  - Call your broker or Client Relations 800-341-2929




DEALERS


  - VAN KAMPEN INVESTMENTS 800-421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)


  - For shareholder and dealer inquiries through TDD, call 800-421-2833


VAN KAMPEN LIFE INVESTMENT TRUST
-- GOVERNMENT PORTFOLIO
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Life Investment Trust
-- Government Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713

Boston, MA 02110-1713

Attn: Van Kampen Life Investment Trust
-- Government Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

A Statement of Additional Information, which contains more details about the Trust and the Government Portfolio, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Portfolio in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2929.
Telecommunications Device for the Deaf users may call (800) 421-2833.

Information about the Trust and the Government Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                                 APRIL 30, 2002


                                CLASS II SHARES

                                   PROSPECTUS

Van Kampen Life
Investment Trust
Government Portfolio

                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                              LIT PRO GV II 4/02




The Portfolio's Investment Company


Act File No. is 811-4424.

Van Kampen Life Investment Trust
Growth and Income Portfolio

 -------------------------------------------------------------------------------


The Growth and Income Portfolio's investment objective is to seek long-term growth of capital and income. The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities.

Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                    This Prospectus is dated APRIL 30, 2002


                                CLASS II SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Van Kampen Life Investment Trust General Information........   5
Investment Objective, Policies and Risks....................   5
Investment Advisory Services................................   9
Purchase of Shares..........................................  10
Redemption of Shares........................................  11
Dividends, Distributions and Taxes..........................  12
Financial Highlights........................................  13



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek long-term growth of capital and income.


                        PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities. In selecting securities for investment, the Portfolio focuses primarily on the security's potential for growth of capital and income. The Portfolio's investment adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Portfolio's investment adviser of the growth and income potential for such securities materially change. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.



                           PRINCIPAL INVESTMENT RISKS


An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of small- or medium-sized companies or newly-formed companies (in which the Portfolio may invest) often fluctuate more than stock prices of larger, more established companies. The ability of the Portfolio's equity securities holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities. The values of income-producing equity securities may or may not fluctuate in tandem with overall changes in the stock markets. Investments in fixed income or debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines may be greater among securities with longer maturities. The Portfolio's investments in convertible securities are affected by changes similar to those of equity and debt securities. The values of convertible securities tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek growth of capital and income over the long term

- Can withstand volatility in the value of their shares of the Portfolio

- Wish to add to their investment holdings a portfolio that invests primarily in income-producing equity securities

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class II Shares over the calendar year prior to the date of this Prospectus. Sales charges or other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                             -6.05


The Portfolio's return for the three month period ended March 31, 2002 for Class II Shares was 4.66%. As a result of market activity, current performance may vary from the figures shown.



During the one year period shown in the bar chart, the highest quarterly return for Class II Shares was 7.37% (for the quarter ended December 31, 2001) and the lowest quarterly return for Class II Shares was -9.98% (for the quarter ended September 30, 2001).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with two broad-based market indices that the Portfolio's investment adviser believes are appropriate benchmarks for the Portfolio: the Standard & Poor's 500-Stock Index* and the Russell 1000 Stock Index**. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing securities represented by the indices. An investment cannot be made directly in the indices. Average annual total returns are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                   PAST       SINCE
    DECEMBER 31, 2001              1 YEAR    INCEPTION
----------------------------------------------------------
    Van Kampen Growth and Income
    Portfolio -- Class II Shares    -6.05%     -1.05%(1)
...........................................................
    Standard & Poor's 500-Stock
    Index                          -11.87%    -16.79%(2)
...........................................................
    Russell 1000 Stock Index       -12.45%    -17.85%(2)
...........................................................



Inception dates: (1) 9/18/00, (2) 9/14/00



 * The Standard & Poor's 500 Index is a market-weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation.



 ** The Russell 1000 Stock Index is an unmanaged index that reflects the general performance of the 1,000 largest U.S. companies based on total market capitalization.


Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Growth and Income Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio generally are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Portfolio's investment objective is to seek long-term growth of capital and income. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated investment grade, which are securities rated within the four highest grades assigned by Standard & Poor's ("S&P") or by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information.



In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio's investment adviser may focus on larger capitalization companies that it believes possess characteristics for improved valuation. The Portfolio's investment adviser looks for catalysts for change that may positively impact a company, such as new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company. Although focusing on larger capitalization companies, the Portfolio may invest in securities of small- or medium-sized companies which often are subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.


The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.


Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Up to 5% of the Portfolio's net assets may be invested in convertible securities that are below investment grade quality.



While the Portfolio invests primarily in income-producing equity securities, the Portfolio may invest in non-convertible adjustable or fixed rate preferred stock and debt securities. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The Portfolio may invest in debt securities of various maturities. The Portfolio invests only in debt securities rated investment grade at the time of investment, and a subsequent reduction in rating does not require the Portfolio to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities may decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities tend to fluctuate more in response to changes in interest rates than short-term securities.


                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS


The Portfolio may invest up to 25% of the Portfolio's total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.


In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.


The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.



In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.


The Portfolio may purchase foreign securities in the form of American Depository Receipts, European Depositary Receipts or other securities representing underlying shares of foreign companies. The risks of foreign investments should be considered carefully by an investor in a Portfolio that invests in foreign securities.


Many European countries have adopted or are in the process of adopting a single European currency, commonly referred to as the "euro." The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Portfolio, are still uncertain.


       USING OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


The Portfolio may, but is not required to, use various investment strategic transactions, such as options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Portfolio's investments and the expectations of the Portfolio's investment adviser concerning the securities or currency markets. Although the Portfolio's investment adviser seeks to use these transactions to further the Portfolio's investment objective, no assurance can be given that the use of these transactions will achieve this result.



In times of stable or rising securities prices, the Portfolio generally seeks to be fully invested. Even when the Portfolio is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash or cash equivalents in the Portfolio. By purchasing index futures contracts, however, the Portfolio can compensate for the cash portion of its assets.

If the Portfolio's investment adviser forecasts a market decline, the Portfolio may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of Portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Portfolio's investments. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Portfolio could then liquidate securities in a more deliberate manner, reducing its futures contracts position simultaneously to maintain the desired balance, or it could maintain the hedged position.



The Portfolio can engage in options (or index options or index futures contracts options) to attempt to manage the Portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Portfolio's investment portfolio. If the market remains stable or advances, the Portfolio can refrain from exercising the put and the Portfolio will participate in the advance, having incurred only the premium cost for the put.


The Portfolio is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

In addition to futures contracts and options on securities, the Portfolio may engage in foreign currency futures contracts and options. The Portfolio may use currency options to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Portfolio invests are traded on U.S. and foreign exchanges or over-the-counter.


In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Portfolio may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Portfolio's expenses and reduce its return.



A more complete discussion of options, futures contracts and options on futures contracts and their risks is contained in the Portfolio's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 15% of the Portfolio's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.


The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Portfolio's investment adviser believes the potential for long-term capital growth and income has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.


Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management Inc. is the Portfolio's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $74 billion under management or supervision as of March 31, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.60%
...................................................
    Over $500 million            0.55%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.60% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2001. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or

Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

PERSONAL INVESTMENT POLICIES. The Portfolio, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Portfolio is managed by the Adviser's Equity Income team. The team is made up of established investment professionals. Current members of the team include James Gilligan, a Managing Director of the Adviser, James Roeder, a Vice President of the Adviser and Vince Vizachero, an Associate of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this Prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio generally offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

                        DETERMINATION OF NET ASSET VALUE


The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities at the last reported sale price available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Portfolio's Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Statement of Additional Information.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated. Sales, redemptions and exchanges of Portfolio shares are made at the Portfolio's net asset value per share, which is calculated as of the close of trading on the Exchange each day that the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Portfolio's Board of Trustees.


Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Dividends, Distributions and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.


Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).


TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.


Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the corporate dividends received deduction.



Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to the insurance company as long-term capital gains, regardless of how long the shares of the Portfolio have been held by the insurance company. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.


As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the periods indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the fiscal year ended December 31, 2001 and the fiscal period ended December 31, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Portfolio's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                                           SEPTEMBER 18, 2000
                                                                                             (COMMENCEMENT
                                                                    FISCAL YEAR              OF INVESTMENT
                                                                       ENDED                 OPERATIONS) TO
GROWTH AND INCOME PORTFOLIO -- CLASS II SHARES                  DECEMBER 31, 2001(A)       DECEMBER 31, 2000
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...............                $17.02                    $17.22
                                                                       ------                    ------
  Net Investment Income................................                   .18                       .06
  Net Realized and Unrealized Gain/Loss................                 (1.21)                      .76
                                                                       ------                    ------
Total from Investment Operations.......................                 (1.03)                      .82
                                                                       ------                    ------
Less:
  Distributions from Net Investment Income.............                   -0-                       .15
  Distributions from Net Realized Gain.................                   .11                       .87
                                                                       ------                    ------
Total Distributions....................................                   .11                      1.02
                                                                       ------                    ------
Net Asset Value, End of the Period.....................                $15.88                    $17.02
                                                                       ======                    ======

Total Return * (b).....................................                -6.05%                     5.00%**
Net Assets at End of the Period (In millions)..........                $ 76.1                    $ 13.7
Ratio of Expenses to Average Net Assets *..............                 1.00%                     1.00%
Ratio of Net Investment Income to Average Net
  Assets *.............................................                 1.15%                     1.23%
Portfolio Turnover.....................................                  103%                      100%

* If certain expenses had not been assumed by the
  Adviser, total return would have been lower and the
  ratios would have been as follows:
Ratio of Expenses to Average Net Assets................                   N/A                     1.03%
Ratio of Net Investment Income to Average Net Assets...                   N/A                     1.20%


** Non-annualized


N/A -- Not Applicable



(a) Based on average shares outstanding.



(b)These returns include combined Rule 12b-1 fees and service fees of up to .25%.

Board of Trustees

 -------------------------------------------------------------------------------


J. Miles Branagan         Jack E. Nelson
Jerry D. Choate           Richard F. Powers, III*
Linda Hutton Heagy        Wayne W. Whalen*
R. Craig Kennedy          Suzanne H. Woolsey
Mitchell M. Merin*


* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

For More Information

 -------------------------------------------------------------------------------


EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


  - Call your broker or Client Relations 800-341-2929




DEALERS


  - VAN KAMPEN INVESTMENTS 800-421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)


  - For shareholder and dealer inquiries through TDD, call 800-421-2833


VAN KAMPEN LIFE INVESTMENT TRUST --
GROWTH AND INCOME PORTFOLIO
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Life Investment Trust --
Growth and Income Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713

Boston, MA 02110-1713

Attn: Van Kampen Life Investment Trust --
Growth and Income Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

Van Kampen
Life Investment
Trust Growth and
Income Portfolio

A Statement of Additional Information, which containsmore details about the Trust and the Growth and Income Portfolio, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Portfolio in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2929.
Telecommunications Device for the Deaf users may call (800) 421-2833.


Information about the Trust and the Growth and Income Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                 APRIL 30, 2002


                                CLASS II SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                              LIT PRO GI II 4/02

The Fund's Investment Company

Act File No. is 811-4424.

Van Kampen Life Investment Trust
Money Market Portfolio
 -------------------------------------------------------------------------------

The Money Market Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instruments.

Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                    This Prospectus is dated APRIL 30, 2002


                                CLASS II SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Van Kampen Life Investment Trust General Information........   4
Investment Objective, Policies and Risks....................   5
Investment Advisory Services................................   6
Purchase of Shares..........................................   7
Redemption of Shares........................................   8
Dividends, distributions and Taxes..........................   8
Financial Highlights........................................  10


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instruments.


                        PRINCIPAL INVESTMENT STRATEGIES


The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of U.S. dollar-denominated money market securities, including U.S. government securities, bank obligations, commercial paper and repurchase agreements secured by such obligations. The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments maturing within one year and with a dollar-weighted average maturity of 90 days or less.

The Portfolio buys and sells securities with a view towards seeking high current income from these short-term investments to the extent consistent with protection of capital. The Portfolio's investment adviser seeks those securities that it believes entail reasonable risk considered in relation to the Portfolio's investment policies. The Portfolio's investment adviser may sell such securities prior to maturity to increase the yield or to adjust the average maturity or credit quality of the Portfolio's investment portfolio. The Portfolio's investments are limited to those securities that meet maturity, quality and diversification standards with which money market funds must comply.


                           PRINCIPAL INVESTMENT RISKS


An investment in the Portfolio is subject to risks. An investment in the Portfolio is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

INCOME RISK. The income you receive from the Portfolio is based primarily on short-term interest rates, which can vary widely over time. If short-term interest rates drop, your income from the Portfolio may drop as well.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. While credit risk is expected to be low for the Portfolio because it invests in high-quality money market instruments, an investment in the Portfolio is not risk free. The Portfolio is still subject to the risk that the issuers of such securities may experience financial difficulties and, as a result, fail to pay on their obligations.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline and adversely affect the Portfolio's net asset value. The prices of debt securities tend to fall as interest rates rise. Market risk is expected to be low for the Portfolio because it invests in high-quality, short-term securities.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and strategies, the Portfolio may be appropriate for investors who:

- Seek protection of capital and high current income through investments in money market instruments

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class II Shares over the calendar year prior to the date of this Prospectus. Sales charges and other expenses at the contract level are not reflected in this chart. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower.

Remember that past performance of the Portfolio is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                             3.44


The Portfolio's return for the three month period ended March 31, 2002 for Class II Shares was 0.27%. As a result of recent market activity, current performance may vary from the figures shown.



During the one year period shown in the bar chart, the highest quarterly return for Class II Shares was 1.27% (for the quarter ended March 31, 2001) and the lowest quarterly return for Class II Shares was 0.44% (for the quarter ended December 31, 2001).



Investors can obtain the current seven-day yield of the Portfolio by calling
(800) 341-2929.


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows the Portfolio's average annual total returns for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). The performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED               PAST      SINCE
    DECEMBER 31, 2001          1 YEAR   INCEPTION
-----------------------------------------------------
    Van Kampen
    Money Market Portfolio --
    Class II Shares            3.44%      3.52%(1)
......................................................



Inception date: (1) 12/15/00


Van Kampen Life Investment Trust General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Money Market Portfolio. Each portfolio is in effect a separate mutual fund. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio generally are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instruments. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of U.S. dollar-denominated money market securities, including U.S. government securities, bank obligations, commercial paper and repurchase agreements secured by such obligations. The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments maturing within one year and with a dollar-weighted average maturity of 90 days or less. The Portfolio seeks high current income from these short-term investments to the extent consistent with protection of capital.


The Portfolio's investment adviser seeks to invest in those securities that meet the maturity, quality and diversification standards established by the Portfolio's Board of Trustees and special rules for money market funds under the 1940 Act. These standards include requirements for maintaining high credit quality in the Portfolio's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of portfolio securities and diversifying investments among issuers to reduce the effects of a default by any one issuer on the value of the Portfolio's shares. In selecting securities for investment, the Portfolio's investment adviser focuses on identifying what it believes are the best relative values among potential investments based upon an analysis of the yield, price, interest rate sensitivity and credit quality of such securities. The Portfolio's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Portfolio's portfolio. On an ongoing basis, the Portfolio's investment adviser analyzes the economic and financial outlook of the money markets to anticipate and respond to changing developments that may affect the Portfolio's existing and prospective investments. While the Portfolio generally intends to hold investments until maturity, it may sell portfolio securities prior to maturity to increase the yield or to adjust the average maturity or credit quality of the Portfolio's investment portfolio.



There are risks inherent in all investments in securities, accordingly there can be no assurance that the Portfolio will achieve its investment objective or that the Portfolio will be able at all times to preserve the net asset value per share at $1.00 per share. The Portfolio's dividend and yield are expected to fluctuate with changes in prevailing market interest rates and other factors.


The Portfolio may invest in money market instruments of the following types, all of which will be U.S. dollar-denominated obligations:


U.S. GOVERNMENT SECURITIES. The Portfolio may invest in obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government, (b) the right of the issuer to borrow from the U.S. government, (c) discretionary authority of the U.S. government to purchase obligations of its agencies or instrumentalities or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration.


BANK OBLIGATIONS. The Portfolio may invest in negotiable time deposits, certificates of deposit and bankers' acceptances which are obligations of domestic banks having total assets in excess of $1 billion as of the date of their most recently published financial statements. The Portfolio is also authorized to invest up to 5% of its total assets in certificates of deposit issued by domestic banks having total assets of less than $1 billion, provided that the principal amount of the certificate of deposit acquired by the Portfolio is insured in full by the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER. The Portfolio may invest in short-term commercial paper obligations of companies which at the time of investment are (a) rated in one of the two highest categories by at least two nationally recognized statistical organizations (or one rating organization if the obligation was rated by only one such organization) or (b) if unrated, are of comparable quality as determined in accordance with procedures established by the Portfolio's Board of Trustees. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolio's current policy is to limit investments in commercial paper to obligations rated in the highest rating category. A more complete description of security ratings is in the Portfolio's Statement of Additional Information.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with banks or broker-dealers to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Portfolio may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Portfolio's investment adviser under guidelines approved by the Portfolio's Board of Trustees. The Portfolio will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Portfolio, would exceed 5% of the Portfolio's net assets.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.


Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management Inc. is the Portfolio's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $74 billion under management or supervision as of March 31, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), on behalf of the Portfolio and certain other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
...................................................
    Next $500 million            0.45%
...................................................
    Over $1 billion              0.40%
...................................................

Applying this fee schedule, the effective advisory fee rate was 0.50% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2001. After voluntary fee waivers, the effective advisory fee rate was 0.26% for the fiscal year ended December 31, 2001. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Portfolio's expenses by reducing the fees payable to them or by reducing other expenses of the Portfolio in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

                          PERSONAL INVESTMENT POLICIES

The Portfolio, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Portfolio, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

Purchase of Shares

 -------------------------------------------------------------------------------

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this Prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except for the differing distribution fees, services fees and related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.


The Portfolio generally offers shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.


The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.

The Portfolio's assets are valued on the basis of amortized cost, which involves valuing a portfolio security at its cost, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the security. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar fund which uses available market quotations to value all of its portfolio securities. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.

Redemption of Shares

 -------------------------------------------------------------------------------

Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Dividends, Distributions and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.

Interest earned from investments is the main source of income for the Portfolio. Substantially all of this income, less expenses, is distributed to Accounts monthly. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to Accounts at least annually.



TAX STATUS OF THE PORTFOLIO. The Portfolio has elected and qualified, and intends to continue to qualify, to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).


TAX TREATMENT TO INSURANCE COMPANY AS SHAREHOLDER. The investments of the Accounts in the Portfolios are subject to the diversification requirements of
Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Accounts to invest no more than 55% of their total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. In the event the investments of the Accounts in the Portfolio are not properly diversified under Code Section 817(h), then the policies funded by shares of the Portfolio will not be treated as life insurance for federal income tax purposes and the owners of the policies will be subject to taxation on their respective shares of the dividends and distributions paid by the Portfolio.


Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the insurance company's gross income. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the corporate dividends received deduction.



Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to the insurance company as long-term capital gains, regardless of how long the shares of the Portfolio have been held by the insurance company. Such capital gain dividends will be so designated in a written notice to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction. Dividends and capital gain dividends to the insurance company may also be subject to state and local taxes.


As described in the accompanying prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by the insurance company.

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the periods indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). The information for the fiscal year ended December 31, 2001 and the fiscal period ended December 31, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Portfolio's financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                                           DECEMBER 15, 2000
                                                                                             (COMMENCEMENT
                                                                                             OF INVESTMENT
                                                                 FISCAL YEAR ENDED          OPERATIONS) TO
MONEY MARKET PORTFOLIO--CLASS II SHARES                          DECEMBER 31, 2001         DECEMBER 31, 2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................             $    1.00                   $1.00
                                                                                                 -----
  Net Investment Income.................................                   .03                     .00(a)
  Less Distributions from Net Investment Income.........                   .03                     .00(a)
                                                                                                 -----
Net Asset Value, End of the Period......................             $    1.00                   $1.00
                                                                     =========                   =====

Total Return * (b)......................................                  3.44%                   .23%**
Net Assets at End of the Period (In thousands)..........             $13,737.7                   $ 4.5
Ratio of Expenses to Average Net Assets * (c)...........                   .85%                   .86%
Ratio of Net Investment Income to Average Net
  Assets *..............................................                  2.36%                  6.85%

 *If certain expenses had not been assumed by the
  Adviser, total return would have been lower and the
  ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c).............                  1.09%                  1.63%
Ratio of Net Investment Income to Average Net Assets....                  2.13%                  6.08%


** Non-Annualized

(a) Net Investment Income and Distributions from Net Investment Income are less than $.01 per share.


(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.



(c) The Ratio of Expenses to Average Net Assets do not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period ended December 31, 2000.

Board of Trustees

 -------------------------------------------------------------------------------


J. Miles Branagan               Jack E. Nelson
Jerry D. Choate                 Richard F. Powers, III*
Linda Hutton Heagy              Wayne W. Whalen*
R. Craig Kennedy                Suzanne H. Woolsey
Mitchell M. Merin*



* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.


For More Information

 -------------------------------------------------------------------------------


EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


  - Call your broker or Client Relations 800-341-2929



DEALERS


  - VAN KAMPEN INVESTMENTS 800-421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)


  - For shareholder and dealer inquiries through TDD, call 800-421-2833



VAN KAMPEN LIFE INVESTMENT TRUST --

MONEY MARKET PORTFOLIO
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Life Investment Trust --
Money Market Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713

Boston, MA 02110-1713

Attn: Van Kampen Life Investment Trust --
Money Market Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

Van Kampen Life
Investment Trust
Money Market
Portfolio

A Statement of Additional Information, which contains more details about the Trust and the Money Market Portfolio, is incorporated by reference in its entirety into this prospectus.

You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling (800) 341-2929.
Telecommunications Device for the Deaf users may call (800) 421-2833.

Information about the Trust and the Money Market Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                                 APRIL 30, 2002


                                CLASS II SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                              LIT PRO MM II 4/02

The Portfolio's Investment Company
Act File No. is 811-4424.

                      STATEMENT OF ADDITIONAL INFORMATION

                        VAN KAMPEN LIFE INVESTMENT TRUST


     Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company with seven Portfolios (each a "Portfolio" and collectively the "Portfolios"): Aggressive Growth Portfolio, Comstock Portfolio, Emerging Growth Portfolio (formerly Emerging Growth Fund), Enterprise Portfolio (formerly Common Stock Fund), Government Portfolio (formerly Government Fund), Growth and Income Portfolio (formerly Growth and Income Fund) and Money Market Portfolio (formerly Money Market Fund). Each Portfolio is in effect a separate mutual fund issuing its own shares. Each Portfolio is a diversified series of the Trust.



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Portfolios' prospectuses (the "Prospectuses"), dated as of April 30, 2002 for each Portfolio. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Trust. Investors should obtain and read a Prospectus containing disclosure with respect to the Portfolio in which the investor wishes to invest prior to purchasing shares of such Portfolio. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 421-5666 (or (800)
421-2833 for the hearing impaired).


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................  B-2
Investment Objective, Policies and Risks....................  B-7
Options, Futures Contracts and Options on Futures
  Contracts.................................................  B-16
Investment Restrictions.....................................  B-23
Trustees and Officers.......................................  B-34
Investment Advisory Agreements..............................  B-42
Other Agreements............................................  B-45
Distributor.................................................  B-46
Transfer Agent..............................................  B-47
Portfolio Transactions and Brokerage Allocation.............  B-47
Money Market Portfolio Net Asset Valuation..................  B-49
Purchase and Redemption of Shares...........................  B-50
Tax Status..................................................  B-50
Portfolio Performance.......................................  B-53
Money Market Portfolio Yield Information....................  B-56
Other Information...........................................  B-56
Description of Securities Ratings...........................  B-58
AGGRESSIVE GROWTH PORTFOLIO
Report of Independent Auditors..............................  F-1
Financial Statements........................................  F-2
Notes to Financial Statements...............................  F-14
COMSTOCK PORTFOLIO
Report of Independent Auditors..............................  F-19
Financial Statements........................................  F-20
Notes to Financial Statements...............................  F-31
EMERGING GROWTH PORTFOLIO
Report of Independent Auditors..............................  F-37
Financial Statements........................................  F-38
Notes to Financial Statements...............................  F-50
ENTERPRISE PORTFOLIO
Report of Independent Auditors..............................  F-55
Financial Statements........................................  F-56
Notes to Financial Statements...............................  F-68

                                                              PAGE
                                                              ----
GOVERNMENT PORTFOLIO
Report of Independent Auditors..............................  F-74
Financial Statements........................................  F-75
Notes to Financial Statements...............................  F-83
GROWTH AND INCOME PORTFOLIO
Report of Independent Auditors..............................  F-92
Financial Statements........................................  F-93
Notes to Financial Statements...............................  F-104
MONEY MARKET PORTFOLIO
Report of Independent Auditors..............................  F-111
Financial Statements........................................  F-112
Notes to Financial Statements...............................  F-119



       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 30, 2002.



                                                                    LIT SAI 4/02

                              GENERAL INFORMATION

     Van Kampen Life Investment Trust (the "Trust") was originally organized as a business trust under the laws of the Commonwealth of Massachusetts on June 3, 1985 under the name American Capital Life Investment Trust. As of September 16, 1995, the Trust was reorganized as a business trust under the laws of the State of Delaware and changed its name to Van Kampen American Capital Life Investment Trust. On July 14, 1998, the Trust adopted its current name.


     Van Kampen Asset Management Inc. (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly-owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect, wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). The principal office of the Trust, each Portfolio, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64121-8256.



     Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Portfolios, and further subdivided into one or more classes of shares of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


     Each Portfolio, except the Aggressive Growth Portfolio, currently offers two classes of shares, designated as Class I Shares and Class II Shares. The Aggressive Growth Portfolio currently offers only one class of shares, designated as Class II Shares. Other classes of a Portfolio may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of a Portfolio generally is identical in all respects except that each class bears its distribution expenses. Each class of shares of a Portfolio has exclusive voting rights with respect to its distribution fee.


     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Trust to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of April 1, 2002, no person was known by the Trust to own beneficially or to hold of record 5% or more of the outstanding Class I Shares or Class II Shares of any Portfolio except as set forth below. Except for initial shares held by or on behalf of the Adviser, the Trust offers its shares only to separate accounts of various insurance companies. Those separate accounts have authority to vote shares from which they have not received instructions from the contract owners, but only in the same proportion with respect to "yes" votes, "no" votes or abstentions as is the case with respect to shares for which instructions were received.



                                                                   AMOUNT OF
                                                                OWNERSHIP OF THE                  CLASS
                                                                PORTFOLIO AS OF     PERCENTAGE      OF
                 NAME AND ADDRESS OF HOLDER                      APRIL 1, 2002      OWNERSHIP     SHARES
                 --------------------------                     ----------------    ----------    ------
AGGRESSIVE GROWTH PORTFOLIO
Van Kampen Funds............................................          100,000           19%         II
  1 Parkview Plaza
  Oakbrook Terrace, IL 60181-4400
Protective Life Variable Annuity............................          417,770           79%         II
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
COMSTOCK PORTFOLIO
Anchor National Life Insurance Co. .........................        3,441,082           22%         II
  Variable Separate Account & Variable
  Annuity Account Seven
  P.O. Box 54299
  Los Angeles, CA 90054-0299
Protective Life Variable Annuity............................        7,051,655           81%          I
  Investment Products Services
  Protective Life Insurance Co.
  P.O. Box 10648
  Birmingham, AL 35202-0648
The Travelers Sep Acct ABD2 for.............................          743,914            8%          I
  Variable Annuities of                                            10,317,486           67%         II
  The Travelers Insurance Co.
  One Tower Square 5MS
  Hartford, CT 06183-0002
The Travelers Sep Acct ABD for..............................        1,616,335           10%         II
  Variable Annuities of
  The Travelers Insurance Co.
  One Tower Square
  Hartford, CT 06183-0001

                                                                   AMOUNT OF
                                                                OWNERSHIP OF THE                  CLASS
                                                                PORTFOLIO AS OF     PERCENTAGE      OF
                 NAME AND ADDRESS OF HOLDER                      APRIL 1, 2002      OWNERSHIP     SHARES
                 --------------------------                     ----------------    ----------    ------
EMERGING GROWTH PORTFOLIO
Van Kampen Generations Variable Annuities...................        1,212,822            8%          I
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
Allianz Life Insurance Company of North America.............          613,891           11%         II
  Attn: Variable Products Financial
  P.O. Box 1117
  Minneapolis, MN 55440-1117
Allmerica Financial Life Insurance Co. .....................          768,882            5%         II
  Allmerica Financial Separate Accounts
  440 Lincoln Street, Mail Stop S-310
  Worcester, MA 01653-0001
American General Annuity Ins. C.............................          771,155            5%          I
  Elite Plus
  205 E. 10th Ave.
  Amarillo, TX 79101-3507
Merrill Lynch Life Insurance Co. ...........................        1,135,716            8%          I
  4804 Deer Lake Dr. E
  BLDG 3 4th Fl.
  Jacksonville, FL 32246-6484
The Travelers Sep Acct ABD2.................................        2,114,044           15%          I
  For Variable Annuities of                                         2,994,331           56%         II
  The Travelers Insurance Co.
  Attn: Shareholder Accounting Dept.
  One Tower Sq. 6MS
  Hartford, CT 06183-0001
The Travelers Sep Acct ABD for..............................          588,054           11%         II
  Variable Annuities of
  The Travelers Insurance Co.
  One Tower Square
  Hartford, CT 06183-0001
Northbrook Life Insurance Co. ..............................        5,323,472           38%          I
  MSDWVA II                                                           830,651           15%         II
  300 N. Milwaukee
  Vernon Hills, IL 60061-1533
Protective Life Variable Annuity............................        1,331,908            9%          I
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
ENTERPRISE PORTFOLIO
American General Life Insurance Co. ........................          594,390            6%          I
  Separate Account--D
  Attn. James A. Totten
  P.O. Box 1591
  Houston, TX 77251-1591

                                                                   AMOUNT OF
                                                                OWNERSHIP OF THE                  CLASS
                                                                PORTFOLIO AS OF     PERCENTAGE      OF
                 NAME AND ADDRESS OF HOLDER                      APRIL 1, 2002      OWNERSHIP     SHARES
                 --------------------------                     ----------------    ----------    ------
Nationwide Life Insurance Co. ..............................        1,062,712           10%          I
  Nationwide Variable Account--3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co. ..............................        1,530,838           15%          I
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen Generations Variable Annuities...................        1,669,772           16%          I
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
Hartford Life and Annuity Insurance Company.................        1,526,481           15%          I
  Separate Account Three                                              328,479           44%         II
  MSDW Select Dimensions
  Attn: David Ten Broeck
  P.O. Box 2999
  Hartford, CT 06104-2999
Protective Life Variable Annuity............................        1,986,247           19%          I
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
Hartford Life Insurance Company.............................           64,119            8%         II
  Separate Account Three
  Attn: David Ten Broeck
  P.O. Box 2999
  Hartford, CT 06104-2999
The Travelers Sep Acct ABD2 for.............................        1,024,192           10%          I
  Variable Annuities of                                               279,529           38%         II
  The Travelers Insurance Co.
  One Tower Square 6MS
  Hartford, CT 06183-0001
The Travelers SEP Acct ABD for..............................           61,556            8%         II
  Variable Annuities of
  The Travelers Insurance Co.
  Attn: Shareholder Accounting 6MS
  One Tower Square
  Hartford, CT 06183-0001
GOVERNMENT PORTFOLIO
Nationwide Life Insurance Co. ..............................        4,517,702           67%          I
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029

                                                                   AMOUNT OF
                                                                OWNERSHIP OF THE                  CLASS
                                                                PORTFOLIO AS OF     PERCENTAGE      OF
                 NAME AND ADDRESS OF HOLDER                      APRIL 1, 2002      OWNERSHIP     SHARES
                 --------------------------                     ----------------    ----------    ------
Van Kampen Generations Variable Annuities...................          618,728            9%          I
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
The Travelers Sep Acct ABD2.................................          893,994           13%          I
  For Variable Annuities of                                         1,233,006           84%         II
  The Travelers Insurance Co.
     Attn: Shareholder Accounting 6MS
     One Tower Square
     Hartford, CT 06183-0001
Nationwide Life Insurance Co. ..............................          384,650            5%          I
  Nationwide Variable Account--3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
The Travelers Sep Acct ABD..................................          229,049           15%         II
  For Variable Annuities of
     The Travelers Insurance Co.
     Attn: Shareholder Accounting 6MS
     One Tower Square
     Hartford, CT 06183-0001
GROWTH AND INCOME PORTFOLIO
Anchor National Life Insurance Co. .........................          839,907           13%         II
  Variable Separate Account & Variable
     Annuity Account Seven
     P.O. Box 54299
     Los Angeles, CA 90054-0299
Van Kampen American Capital Generations.....................        3,026,120           30%          I
  Variable Annuities
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
Protective Life Variable Annuity............................        4,898,568           49%          I
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
The Travelers Sep Acct ABD..................................          728,048           11%         II
  For Variable Annuities of
  The Travelers Insurance Co.
  One Tower Square
  Hartford, CT 06183-0001
The Travelers Separate Account ABD2 for.....................        1,361,957           13%          I
  Variable Annuities of                                             4,716,456           74%         II
  The Travelers Insurance Co.
  One Tower Square 6MS
  Hartford, CT 06183-0001

                                                                   AMOUNT OF
                                                                OWNERSHIP OF THE                  CLASS
                                                                PORTFOLIO AS OF     PERCENTAGE      OF
                 NAME AND ADDRESS OF HOLDER                      APRIL 1, 2002      OWNERSHIP     SHARES
                 --------------------------                     ----------------    ----------    ------
MONEY MARKET PORTFOLIO
Allstate Financial Advisors.................................        3,266,412            7%          I
  Separate Account I
  Nebraska Service Center
  2940 South 84th Street
  Lincoln, NE 68506-4142
American General Life Insurance Co. ........................        2,392,709            5%          I
  Separate Account D
  Attn. James A. Totten
  P.O. Box 1591
  Houston, TX 77251-1591
Nationwide Life Insurance Co. ..............................        6,884,118           15%          I
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co. ..............................        2,460,869            5%          I
  Nationwide Variable Account--3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen Generations Variable Annuities...................        5,553,994           12%          I
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
The Travelers Separate Account ABD2.........................       17,311,375           39%          I
  For Variable Annuities of                                        13,272,574           75%         II
  The Travelers Insurance Co.
  One Tower Square 6MS
  Hartford, CT 06183-0002
The Travelers SEP ACCT ABD for..............................        4,339,049            9%          I
  Variable Annuities of                                             4,295,262           24%         II
  The Travelers Insurance Co.
  Attn Shareholder Accounting 6MS
  One Tower Square
  Hartford, CT 06183-0001


                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectuses and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectuses for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     Each Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Portfolio) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period.

Repurchase agreements involve certain risks in the event of default by the other party. Each Portfolio may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Portfolio's Board of Trustees. No Portfolio will invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by such Portfolio, would exceed the Portfolio's limitation on illiquid securities described herein. A Portfolio does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Portfolio could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds or portfolios advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds or portfolios that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the participating Portfolio(s) than would be available to the Portfolio(s) investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. A Portfolio pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.


FOREIGN SECURITIES

     Each Portfolio that invests in securities of foreign issuers also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolios may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangement.

FOREIGN CURRENCY TRANSACTIONS

     Each Portfolio's securities that are denominated or quoted in currencies other than the U.S. dollar will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affects the value of these securities in the Portfolio and the income or dividends and appreciation or depreciation of its investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's yield on such assets. In addition, the Portfolio will incur costs in connection with conversions between various currencies. A Portfolio may purchase and sell foreign currency on a spot basis (that is, cash basis) in connection with the settlement of transactions in securities traded in such foreign currency. A Portfolio also may enter into contracts with banks or other foreign currency brokers and dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to protect against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Such foreign currency strategies may be employed before a Portfolio purchases a foreign security traded in the currency which a Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The Portfolio will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency by a forward sale contract at a price no higher than the forward contract price or a Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

DURATION

     Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates. However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a measure of the expected life of a debt security on a present value basis expressed in years. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero coupon issues, duration and term to maturity are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

MORTGAGE-RELATED SECURITIES

     The Government Portfolio invests in mortgage-related securities. Mortgage-related securities may be issued or guaranteed by an agency or instrumentality of the U.S. government, but not necessarily by the U.S. government itself. One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate which is backed as to principal and interest by the full faith and credit of the U.S. government. Another type of mortgage-related security is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security is a Federal Home Loan Mortgage Association ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.

GNMA Certificates

     Government National Mortgage Association. The Government National Mortgage Association is a wholly owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages.

     Nature of GNMA Certificates. GNMA Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Portfolio purchases are of the modified pass-through type. Modified pass-through Certificates entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of fees paid to the GNMA Certificate issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA Certificates are backed by mortgages and, unlike most bonds, their principal amount is paid back by the borrower over the length of the loan rather than in a lump sum at maturity. Principal payments received by the Portfolio will be reinvested in additional GNMA Certificates or in other permissible investments.

     GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will result in the return of a portion of principal invested before the maturity of the mortgages in the pool.

     As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities (the type of mortgages backing the vast majority of GNMA Certificates) is approximately twelve years. For this reason, it is customary for pricing purposes to consider GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates are usually issued at a premium or discount, rather than at par.

     2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

     3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

     In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a twelve-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 1/4 of 1.00% more than high grade corporate bonds and 1/2 of 1.00% more than U.S. government and U.S. government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a twelve-year life.

     Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA Securities

     The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all principal and interest payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

FHLMC Securities

     The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

COLLATERALIZED MORTGAGE OBLIGATIONS

     The Government Portfolio may invest in collateralized mortgage obligations. Collateralized mortgage obligations are debt obligations issued generally by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgages which are secured by mortgage-related securities, including

GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral. Scheduled distributions on the mortgage-related securities pledged to secure the collateralized mortgage obligations, together with certain funds and other collateral and reinvestment income thereon at an assumed reinvestment rate, will be sufficient to make timely payments of interest on the obligations and to retire the obligations not later than their stated maturity. Since the rate of payment of principal of any collateralized mortgage obligation will depend on the rate of payment (including prepayments) of the principal of the mortgage loans underlying the mortgage-related securities, the actual maturity of the obligation could occur significantly earlier than its stated maturity. Collateralized mortgage obligations may be subject to redemption under certain circumstances. The rate of interest borne by collateralized mortgage obligations may be either fixed or floating. In addition, certain collateralized mortgage obligations do not bear interest and are sold at a substantial discount (i.e., a price less than the principal amount). Purchase of a collateralized mortgage obligation at a substantial discount involves the risk that the anticipated yield on the purchase may not be realized if the underlying mortgage loans prepay at a slower than anticipated rate, since the yield depends significantly on the rate of prepayment of the underlying mortgages. Conversely, purchase of a collateralized mortgage obligation at a premium involves additional risk of loss of principal in the event of unanticipated prepayments of the mortgage loans underlying the mortgage-related securities since the premium may not have been fully amortized at the time the obligation is repaid. The market value of a collateralized mortgage obligation purchased at a substantial premium or discount is extremely volatile and the effects of prepayments on the underlying mortgage loans may increase such volatility.

     Although payment of the principal and interest on the mortgage-backed certificates pledged to secure collateralized mortgage obligations may be guaranteed by GNMA, FHLMC or FNMA, the collateralized mortgage obligations represent obligations solely of their issuers and generally are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency or instrumentality, or by any other person or entity. The issuers of collateralized mortgage obligations typically have no significant assets other than those pledged as collateral for the obligations.

LENDING OF SECURITIES

     Consistent with applicable legal and regulatory requirements and applicable investment restrictions, certain Portfolios may lend portfolio securities to broker-dealers, banks and other institutional borrowers of securities provided that such loans are callable at any time by the Portfolio, and are continuously secured by collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Portfolio continues to receive the interest or dividend on the loaned securities, while at the same time earning interest on the collateral which is invested in short-term obligations or the Portfolio receives an agreed-upon amount of interest from the borrower of such security. The Portfolio may pay reasonable finders, administrative and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.

     If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Portfolio; any gain or loss in the market price during the loan would inure to the Portfolio.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan.

FORWARD COMMITMENTS


     Each of the Aggressive Growth Portfolio and the Government Portfolio may purchase or sell securities on a "when-issued" or "delayed-delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment takes place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment.


     Relative to a Forward Commitment purchase, the Portfolio maintains a segregated account (which is marked-to-market daily) of cash or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities subject to the Forward Commitment and the securities held in the segregated account may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Portfolio's net asset value.

     A Forward Commitment sale is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Portfolio owns or has the right to acquire. Only the Government Portfolio may engage in Forward Commitment transactions for cross-hedging purposes. In either circumstance, the Portfolio maintains in a segregated account (which is marked to market daily) either the security covered by the Forward Commitment or cash or liquid securities in an aggregate amount equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Portfolio foregoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale.

     When engaging in Forward Commitments, a Portfolio relies on the other party to complete the transaction. Should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. Forward Commitments are not traded on an exchange and thus may be less liquid than exchange traded contracts.

INTEREST RATE TRANSACTIONS

     The Government Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Government Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Government Portfolio may also enter into these transactions to protect against any increase in the price of securities the Government Portfolio anticipates purchasing at a later date. The Government Portfolio does not intend to use these transactions as speculative investments and will not enter into interest rate swaps or sell interest rate caps or floors where it does not own or have the right to acquire the underlying securities or other instruments providing the income stream the Government Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Government Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount. Interest rate swaps, caps, floors and collars may be treated as illiquid securities and be subject to the Government Portfolio's investment restriction limiting investment in illiquid securities.

     The Government Portfolio may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Government Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Government Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Government Portfolio. If the Government Portfolio enters into an interest rate swap on other than a net basis, the Government Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Government Portfolio's obligations with respect to the swap. Interest rate transactions do not constitute senior securities under the 1940 Act when the Government Portfolio segregates assets to cover the obligations under the transactions. The Government Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties approved by the Government Portfolio's Board of Trustees. The Adviser will monitor the creditworthiness of counterparties to its interest rate swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Government Portfolio will have contractual remedies pursuant to the agreements related to the transaction. To the extent the Government Portfolio sells (i.e., writes) caps, floors and collars, it will maintain in a segregated account cash or liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Government Portfolio's net obligations with respect to the caps, floors or collars. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Government Portfolio would diminish compared with what it would have been if these investment techniques were not used. The use of interest rate swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

     These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Government Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Government Portfolio's risk of loss consists of the net amount of interest payments that the Government Portfolio contractually is entitled to receive.

PORTFOLIO TURNOVER


     A Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Portfolio's portfolio securities during such fiscal year.


ILLIQUID SECURITIES


     Each Portfolio, subject to its investment restrictions, may invest a portion of its assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Portfolio's Board of Trustees. Ordinarily, the Portfolio would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Portfolio. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Portfolio. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Portfolio's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Portfolio in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or the regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

MONEY MARKET PORTFOLIO

     The Money Market Portfolio seeks to maintain a net asset value of $1.00 per share. To do so, the Money Market Portfolio uses the amortized cost method of valuing the Money Market Portfolio's securities pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized below.

     In accordance with Rule 2a-7, the Money Market Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Money Market Portfolio's Board of Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Money Market Portfolio's Board of Trustees.


     In addition, the Money Market Portfolio will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts issued by, a single issuer, except that (i) the Money Market Portfolio may invest more than 5% of its total assets in a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Money Market Portfolio may invest in obligations issued or guaranteed by the U.S. government without any such limitation, and (iii) the limitation with respect to puts does not apply to unconditional puts if no more than 10% of the Money Market Portfolio's total assets are invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Money Market Portfolio's Board of Trustees to be comparable to those rated in the highest category, will be limited to 5% of the Money Market Portfolio's total assets, with the investment in any one such issuer being limited to no more than the greater of 1% of the Money Market Portfolio's total assets or $1,000,000. As to each security, these percentages are measured at the time the Money Market Portfolio purchases the security. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.


CONVERTIBLE SECURITIES

     A Portfolio's investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities, such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential, downside exposure, or a finite amount of time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which a Portfolio may invest consistent with its investment objective and policies.


     Investments in enhanced convertible or equity-linked securities may subject the Portfolio to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Portfolio is subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. Additionally, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the Portfolio to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Portfolio's investments.

          OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


     Each of the Portfolios, except the Money Market Portfolio, may, but is not required to, use various investment strategic transactions as described below to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments or strategies are developed or regulatory changes occur. Although the Adviser seeks to use these transactions to further a Portfolio's investment objective(s), no assurance can be given that the use of these transactions will achieve that result.


WRITING CALL AND PUT OPTIONS

     Purpose. Options may be utilized to hedge various market risks or to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. A Portfolio's current return can be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities also is likely to result in a higher portfolio turnover rate.

     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. Each Portfolio writes call options only on a covered basis and only the Government Portfolio and Comstock Portfolio write call options either on a covered basis or for cross-hedging purposes. A call option is covered if at all times during the option period the Portfolio owns or has the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. Thus, the Government Portfolio may write options on mortgage-related or other U.S. government securities or forward commitments of such securities. An option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a security which a Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. A Portfolio would write put options only on a secured basis, which means that, at all times during the option period, the Portfolio would maintain in a segregated account cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.


     Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a writer of a call or put option, a Portfolio could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Portfolio. The Portfolio would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. A Portfolio would also realize a gain if an option it has written lapses unexercised.


     A Portfolio could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. A Portfolio could close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, a Portfolio could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If a Portfolio is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so. The staff of the SEC currently takes the position that, in general, over-the-counter options on securities purchased by a Portfolio and portfolio securities "covering" the amount of such Portfolio's obligation pursuant to an over-the-counter option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Portfolio's limitation on illiquid securities described herein.

     Risks of Writing Options. By writing a call option, a Portfolio loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option a Portfolio might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS


     A Portfolio could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. In addition, the Aggressive Growth Portfolio, the Comstock Portfolio, the Emerging Growth Portfolio, the Enterprise Portfolio and the Growth and Income Portfolio may purchase call options for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, a Portfolio could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, a Portfolio would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.



     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of a Portfolio's assets generally. In addition, the Aggressive Growth Portfolio, the Comstock Portfolio, the Emerging Growth Portfolio, the Enterprise Portfolio and the Growth and Income Portfolio may purchase put options for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase a Portfolio's volatility by increasing the impact of changes in the market price of the underlying securities on the Portfolio's net asset value.

     The Government Portfolio will not purchase call or put options on securities if as a result, more than 10% of its net assets would be invested in premiums on such options.

     A Portfolio may purchase either listed or over-the-counter options.

RISK FACTORS APPLICABLE TO OPTIONS ON U.S. GOVERNMENT SECURITIES

     Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Portfolio holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Portfolio will hold the Treasury bills in a segregated account so that it will be treated as being covered.

     Mortgage-Related Securities. The following special considerations will be applicable to options on mortgage-related securities. Currently such options are only traded over-the-counter. Since the remaining principal balance of a mortgage-related security declines each month as a result of mortgage payments, the Portfolio as a writer of a mortgage-related call holding mortgage-related securities as "cover" to satisfy its delivery obligation in the event of exercise may find that the mortgage-related securities it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will purchase additional mortgage-related securities from the same pool (if obtainable) or replacement mortgage-related securities in the cash market in order to maintain its cover. A mortgage-related security held by the Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace such mortgage-related security with a mortgage-related security which represents cover. When the Portfolio closes its position or replaces such mortgage-related security, it may realize an unanticipated loss and incur transaction costs.


OPTIONS ON STOCK INDICES (AGGRESSIVE GROWTH PORTFOLIO, COMSTOCK PORTFOLIO, EMERGING GROWTH PORTFOLIO, ENTERPRISE PORTFOLIO AND GROWTH AND INCOME PORTFOLIO
ONLY)


     Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.



     Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction or it may let the option expire unexercised.


FOREIGN CURRENCY OPTIONS

     Certain Portfolios may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Premiums paid for such put and call options will be limited to no more than 5% of the Portfolio's net assets at any given time. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on certain United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Portfolio from time to time and over-the-counter options may also be purchased, but only when the Adviser believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally.

     The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

FUTURES CONTRACTS

     Certain Portfolios may engage in transactions involving futures contracts and options on futures contracts in accordance with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Trust and its Portfolios would be exempt from registration as a "commodity pool."

     Types of Contracts. An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills and GNMA Certificates) at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate such as the London interbank offering rate for dollar deposits, LIBOR.

     An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of cash equal to a specified dollar amount times the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made. Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indexes may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.



     A Portfolio also may invest in foreign securities index futures contracts traded outside the United States which involve additional risks, including fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.



     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, a Portfolio is required to deposit an amount of cash or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.


     For example, when a Portfolio purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Portfolio receives a variation margin payment equal to that increase in value. Conversely, where the Portfolio purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Portfolio is required to make a variation margin payment.

     At any time prior to expiration of the futures contract, the Portfolio may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.


     Futures Contract Strategies. When a Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Portfolio is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. A Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Portfolio's securities ("defensive hedge"). To the extent that the Portfolio's investment portfolio changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to a Portfolio of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Portfolio with attendant transaction costs. Ordinarily transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.


     Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for this imperfect correlation, a Portfolio could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, a Portfolio could buy or sell futures contracts in a lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by a Portfolio could decline at the same time as portfolio securities being hedged; if this occurred, the Portfolio would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities, currency or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depositary requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although a Portfolio intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, a Portfolio would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Portfolio would lose the benefit of the appreciation in value of the securities.


     Successful use of futures contracts is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Portfolio hedges against a decline in the market, and market prices instead advance, the Portfolio will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Portfolio has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.



     Although a Portfolio intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.


     A Portfolio will not enter into a futures contract or option (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which a Portfolio may be subject may further restrict the Portfolio's ability to engage in transactions in futures contracts and options on futures contracts. To prevent leverage in connection with the purchase of futures contracts by a Portfolio, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account.


OPTIONS ON FUTURES CONTRACTS

     A Portfolio could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, a Portfolio is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by a Portfolio are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Portfolio could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Portfolio. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.


     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Adviser will not purchase options on futures contracts unless, in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to the Portfolio when the use of a future contract would not.


ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be sold by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Portfolio may write.


     In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, futures contracts or options on futures contracts, the Portfolio could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by a Portfolio only with brokers or financial institutions deemed creditworthy by the Adviser.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS



     Many derivative transactions, in addition to other requirements, require that a Portfolio segregate cash and liquid securities to the extent such Portfolio's obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to applicable regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option on a futures contract, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Derivative transactions may be covered by other means when consistent with applicable regulatory policies.


                            INVESTMENT RESTRICTIONS


     Each Portfolio has adopted the following restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of
(i) 67% or more of the Portfolio's voting securities present at a meeting, if the holders of more than 50% of the Portfolio's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Portfolio's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the limitations apply at the time of purchase and on an ongoing basis. The Portfolios are subject to the restrictions set forth below. (Those restrictions that are only applicable to certain Portfolios are noted as such.)



THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE AGGRESSIVE GROWTH PORTFOLIO:



The Aggressive Growth Portfolio shall not:


      1. Invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      2. Issue senior securities nor borrow money, except the Portfolio may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      3. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

      4. Invest in any security if, as a result, 25% or more of the value of the Portfolio's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, or (b) when the Portfolio has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      5. Purchase or sell real estate except that the Portfolio may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.


      6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and options on futures contracts, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.


      7. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities,
         (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.


     The Portfolio has an operating policy not to borrow money except for temporary purposes and then in an amount not in excess of 5% of the value of the total assets of the Portfolio at the time the borrowing is made.


THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE COMSTOCK PORTFOLIO:

The Comstock Portfolio shall not:

      1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except the United States government) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.


      2. Make short sales or purchase securities on margin; but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and it may engage in transactions in options, futures contracts and options on futures contracts and make margin deposits and payments in connection therewith.



      3. Pledge any of its assets, except that the Portfolio may pledge assets having a value of not more than 10% of its total assets in order to secure permitted borrowings from banks. Such borrowings may not exceed 5% of the value of the Portfolio's assets and can be made only as a temporary measure for extraordinary or emergency purposes. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and options on futures contracts, segregate or deposit assets to cover or secure options written, and make margin deposits and payments for futures contracts and options on futures contracts.


      4. Invest in securities issued by other investment companies, except part of a merger, reorganization or other acquisition and except to the extent permitted by (i) 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.


      5. Invest in real estate, commodities or commodities contracts, except that the Portfolio may engage in transactions in futures contracts and options on futures contracts.


      6. Invest in securities of a company for the purpose of exercising management or control, although the Portfolio retains the right to vote securities held by it, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      7. Engage in the underwriting of securities of other issuers, except that the Portfolio may sell an investment position even though it may be deemed to be an underwriter as that term is defined under the Securities Act of 1933.

      8. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      9. Invest more than 25% of its total net asset value in any one industry, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     10. Make loans except by the purchase of bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, including investment in repurchase agreements, provided that the Portfolio will not make any investment in repurchase agreements maturing in more than seven days if such investments, together with any illiquid securities held by the Portfolio, would exceed 10% of the value of its net assets.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Comstock Portfolio is subject to the following policies which may be amended by the Trustees. The Portfolio shall not:

      1. Invest in the securities of a foreign issuer if, at the time of acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of foreign issuers.

      2. Invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitations.

      3. Invest in interests in oil, gas, or other mineral exploration or development programs.

      4. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation and in securities not having readily available market quotations, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      5. Purchase or retain securities of any issuer if those officers and trustees of the Portfolio or its investment adviser who own individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

      6. Invest more than 5% of its assets in the securities of any one issuer other than the United States government, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      7. Pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities plus the sales load will exceed 10% of the offering price of the Fund's shares. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and options on futures contracts, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and options on futures contracts.

      8. Invest more than 10% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements that have a maturity of longer than seven days.


THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE EMERGING GROWTH PORTFOLIO, THE ENTERPRISE PORTFOLIO, THE GOVERNMENT PORTFOLIO, THE GROWTH AND INCOME PORTFOLIO AND THE MONEY MARKET PORTFOLIO:



A Portfolio shall not:



      1.Invest in securities of any company if any officer or trustee of the Portfolio or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees own more than 5% of the outstanding securities of such issuer.



      2.Invest in companies for the purpose of acquiring control or management thereof except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



      3.Underwrite securities of other companies, except insofar as a Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities owned by the Portfolio.



      4.Lend its portfolio securities in excess of 10% of its total assets, both taken at market value provided that any loans shall be in accordance with the guidelines established for such loans by the Board of Trustees of the Trust as described under "Investment Objective, Policies and Risks--Lending of Securities" including the maintenance of collateral from the borrower equal at all times to the current market value of the securities loaned.



THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE EMERGING GROWTH
PORTFOLIO:


The Emerging Growth Portfolio shall not:

     1. Invest directly in real estate interests of any nature, although the Portfolio may invest indirectly through media such as real estate investment trusts.


     2. Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in futures contracts or options on futures contracts.


     3. Issue any of its securities for (a) services or (b) property other than cash or securities (including securities of which the Portfolio is the issuer), except as a dividend or distribution to its shareholders in connection with a reorganization.

     4. Issue senior securities and shall not borrow money except from banks as a temporary measure for extraordinary or emergency purposes and in an amount not exceeding 5% of the Portfolio's total assets. Notwithstanding the foregoing, the Portfolio may enter into transactions in options, futures contracts and options on futures contracts and may make margin deposits and payments in connection therewith.


     5. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured hereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.

     6. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     7. Sell short or borrow for short sales. Short sales "against the box" are not subject to this limitation.

     8. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, it agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     9. Invest in warrants in excess of 5% of its net assets (including, but not to exceed 2% in warrants which are not listed on the New York or American Stock Exchanges).

     10. Purchase securities of issuers which have a record of less than three years continuous operation if such purchase would cause more than 5% of the Portfolio's total assets to be invested in securities of such issuers except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Invest more than 15% of its net assets in illiquid securities, including securities that are not readily marketable, restricted securities and repurchase agreements that have a maturity of more than seven days except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     12. Invest in interests in oil, gas, or other mineral exploration or developmental programs, except through the purchase of liquid securities of companies which engage in such businesses.

     13. Pledge, mortgage or hypothecate its portfolio securities or other assets to the extent that the percentage of pledged assets plus the sales load exceeds 10% of the offering price of the Portfolio's shares.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE ENTERPRISE
PORTFOLIO:



The Enterprise Portfolio shall not:



     1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



     3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may enter into transactions in options, futures contracts or options on futures contracts and may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.



     4. Invest in interests in oil, gas, or other mineral exploration or development programs.



     5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



     6. Lend money, except that a Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. A Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets; provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company. See "Repurchase Agreements" in the Prospectus and herein.



     7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.



     8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and options on futures contracts.



     9. Purchase securities on margin, except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with transactions in options, futures contracts or options on futures contracts is not considered the purchase of a security on margin.

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



     11. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and options on futures contracts are not deemed or to be a pledge or other encumbrance.



     In addition, the following restrictions apply to, and may not be changed without the approval of the holders of a majority of the shares of, the Portfolio indicated:



          The Enterprise Portfolio may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation. Furthermore, the Enterprise Portfolio may not invest in the securities of a foreign issuer if, at the time of acquisition, more than 10% of the value of the Enterprise Portfolio's total assets would be invested in such securities. Foreign investments may be subject to special risks, including future political and economic developments, the possible imposition of additional withholding taxes on dividend or interest income payable on the securities, or the seizure or nationalization of companies, or establishment of exchange controls or adoption of other restrictions which might adversely affect the investment.



THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE GOVERNMENT
PORTFOLIO:


The Government Portfolio shall not:

     1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.


     3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may invest in interest rate futures contracts and options on futures contracts and may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.


     4. Invest in interests in oil, gas, or other mineral exploration or development programs.

     5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets. See "Repurchase Agreements" in the Prospectus and herein.

     7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby).


     8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities. Notwithstanding the foregoing, the Portfolio may make short sales by entering into forward commitments for hedging or cross-hedging purposes and the Portfolio may engage in transactions in options, futures contracts and options on futures contracts.



     9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with interest rate futures contracts or options on interest rate futures contracts transactions is not considered the purchase of a security on margin.


     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of options, or in connection with the purchase or sale of futures contracts and related options are not deemed to be a pledge or other encumbrance.


     12. Write, purchase or sell puts, calls or combinations thereof, except that the Portfolio may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets, and enter into closing or offsetting transactions with respect to such options, and (c) engage in transactions in interest rate futures contracts and options on interest rate futures contracts provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the Portfolio's long positions do not exceed the sum of certain identified liquid investments as specified in CFTC regulations), provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Portfolio's total assets, and provided further that the Portfolio may not purchase futures contracts or options on futures contracts if more than 30% of the Portfolio's total assets would be so invested.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE GROWTH AND INCOME
PORTFOLIO:

The Growth and Income Portfolio shall not:


     1. Borrow money, except from a bank and then only as a temporary measure for extraordinary or emergency purposes but not for making additional investments and not in excess of 5% of the total net assets of the Portfolio taken at cost. In connection with any borrowing the Portfolio may pledge up to 15% of its total assets taken at cost. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and options on futures contracts, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and options on futures contracts.


     2. Purchase or sell interests in real estate, except readily marketable securities, including securities of real estate investment trusts.

     3. Purchase or sell commodities or commodities contracts, except that the Portfolio may enter into transactions in futures contracts and related options.

     4. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of "cover."

     5. Invest more than 25% of its total net asset value in any one industry provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company.

     6. Invest more than 5% of the market value of its total assets at the time of purchase in the securities (except U.S. government securities) of any one issuer or purchase more than 10% of the outstanding voting securities of such issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Growth and Income Portfolio is subject to the following policies which may be amended by the Trustees.

     1. Purchase securities on margin, or sell securities short, but the Portfolio may enter into transactions in options, futures contracts and options on futures contracts and may make margin deposits and payments in connection therewith.

     2. The Portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities.

     3. Purchase securities of a corporation in which a trustee of the Portfolio owns a controlling interest.

     4. Permit officers or trustees of the Portfolio to profit by selling securities to or buying them from the Portfolio. However, companies with which the officers and trustees of the Portfolio are connected may enter into underwriting agreements with the Portfolio to sell its shares, sell securities to, and purchase securities from the Portfolio when acting as broker or dealer at the customary and usual rates and discounts, to the extent permitted by the 1940 Act, as amended from time to time.

     5. Investments in repurchase agreements and purchases by the Portfolio of a portion of an issue of publicly distributed debt securities shall not be considered the making of a loan.

     6. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 15% of the value of the Portfolio's net assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     7. Invest more than 5% of the market value of its total assets in companies having a record together with predecessors of less than three years continuous operation and in securities not having readily available market quotations except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE MONEY MARKET
PORTFOLIO:

The Money Market Portfolio shall not:

     1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

     4. Invest in interests in oil, gas, or other mineral exploration or development programs.

      5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets. See "Repurchase Agreements" in the Prospectus and herein.

     7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby and obligations of domestic branches of United States banks).

     8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities.

     9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Write put or call options.


     12. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and options on futures contracts are not deemed or to be a pledge or other encumbrance.


     13. Purchase any security which matures more than one year from the date of purchase.

                             TRUSTEES AND OFFICERS


     The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.



                              INDEPENDENT TRUSTEES


                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         TRUST       SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
J. Miles Branagan (69)      Trustee          +       Private investor. Trustee/Director of funds in       57
1632 Morning Mountain Road                           the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                                    August 1996, Chairman, Chief Executive Officer
                                                     and President, MDT Corporation (now known as
                                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                                     Industrier AB), a company which develops,
                                                     manufactures, markets and services medical and
                                                     scientific equipment.
Jerry D. Choate (63)        Trustee          +       Trustee/Director of funds in the Fund Complex.       57
53 Monarch Bay Drive                                 Prior to January 1999, Chairman and Chief
Dana Point, CA 92629                                 Executive Officer of the Allstate Corporation
                                                     ("Allstate") and Allstate Insurance Company.
                                                     Prior to January 1995, President and Chief
                                                     Executive Officer of Allstate. Prior to August
                                                     1994, various management positions at Allstate.
Linda Hutton Heagy (53)     Trustee          +       Managing Partner of Heidrick & Struggles, an         57
Sears Tower                                          executive search firm. Trustee/Director of
233 South Wacker Drive                               funds in the Fund Complex. Trustee on the
Suite 7000                                           University of Chicago Hospitals Board, Vice
Chicago, IL 60606                                    Chair of the Board of the YMCA of Metropolitan
                                                     Chicago and a member of the Women's Board of
                                                     the University of Chicago. Prior to 1997,
                                                     Partner, Ray & Berndtson, Inc., an executive
                                                     recruiting and management consulting firm.
                                                     Prior to 1996, Trustee of The International
                                                     House Board, a fellowship and housing
                                                     organization for international graduate
                                                     students. Formerly, Executive Vice President of
                                                     ABN AMRO, N.A., a Dutch bank holding company.
                                                     Prior to 1992, Executive Vice President of La
                                                     Salle National Bank.
R. Craig Kennedy (50)       Trustee          +       Director and President, German Marshall Fund of      57
11 DuPont Circle, N.W.                               the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate exchanges
                                                     of practical experience between Americans and
                                                     Europeans. Trustee/Director of funds in the
                                                     Fund Complex. Formerly, advisor to the Dennis
                                                     Trading Group Inc., a managed futures and
                                                     option company that invests money for
                                                     individuals and institutions. Prior to 1992,
                                                     President and Chief Executive Officer, Director
                                                     and member of the Investment Committee of the
                                                     Joyce Foundation, a private foundation.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (69)
1632 Morning Mountain Road
Raleigh, NC 27614
Jerry D. Choate (63)        Director of Amgen
53 Monarch Bay Drive        Inc., a
Dana Point, CA 92629        biotechnological
                            company, and Director
                            of Valero Energy
                            Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (53)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606
R. Craig Kennedy (50)
11 DuPont Circle, N.W.
Washington, D.C. 20016

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         TRUST       SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
Jack E. Nelson (66)         Trustee          +       President, Nelson Investment Planning Services,      57
423 Country Club Drive                               Inc., a financial planning company and
Winter Park, FL 32789                                registered investment adviser in the State of
                                                     Florida. President, Nelson Ivest Brokerage
                                                     Services Inc., a member of the National
                                                     Association of Securities Dealers, Inc. and
                                                     Securities Investors Protection Corp. Trustee/
                                                     Director of funds in the Fund Complex.
Suzanne H. Woolsey (60)     Trustee          +       Chief Operating Officer of the National Academy      57
2101 Constitution Ave.,                              of Sciences/National Research Council, an
N.W.                                                 independent, federally chartered policy
Room 206                                             institution, since 1993. Trustee/Director of
Washington, D.C. 20418                               funds in the Fund Complex. Director of the
                                                     German Marshall Fund of the United States,
                                                     Trustee of Colorado College and Vice Chair of
                                                     the Board of the Council for Excellence in
                                                     Government. Prior to 1993, Executive Director
                                                     of the Commission on Behavioral and Social
                                                     Sciences and Education at the National Academy
                                                     of Sciences/ National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Jack E. Nelson (66)
423 Country Club Drive
Winter Park, FL 32789
Suzanne H. Woolsey (60)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical
Room 206                    company, since
Washington, D.C. 20418      January 1998.



                              INTERESTED TRUSTEES*


                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         TRUST       SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
Mitchell M. Merin* (48)     Trustee          +       President and Chief Operating Officer of Morgan      57
1221 Avenue of the                                   Stanley Investment Management since December
Americas                                             1998. President and Director since April 1997
21st Floor                                           and Chief Executive Officer since June 1998 of
New York, NY 10020                                   Morgan Stanley Dean Witter Advisors Inc. and
                                                     Morgan Stanley Dean Witter Services Company
                                                     Inc. Chairman, Chief Executive Officer and
                                                     Director of Morgan Stanley Dean Witter
                                                     Distributors Inc. since June 1998. Chairman and
                                                     Chief Executive Officer since June 1998, and
                                                     Director since January 1998 of Morgan Stanley
                                                     Dean Witter Trust FSB. Director of various
                                                     Morgan Stanley subsidiaries. President of the
                                                     Morgan Stanley Funds since May 1999.
                                                     Trustee/Director of funds in the Fund Complex.
                                                     Previously Chief Strategic Officer of Morgan
                                                     Stanley Dean Witter Advisors Inc. and Morgan
                                                     Stanley Dean Witter Services Company Inc. and
                                                     Executive Vice President of Morgan Stanley Dean
                                                     Witter Distributors Inc. April 1997-June 1998,
                                                     Vice President of the Morgan Stanley Dean
                                                     Witter Funds May 1997-April 1999, and Executive
                                                     Vice President of Dean Witter, Discover & Co.
                                                     prior to May 1997.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Mitchell M. Merin* (48)
1221 Avenue of the
Americas
21st Floor
New York, NY 10020

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         TRUST       SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
Richard F. Powers, III*     Trustee and      +       Chairman, President, Chief Executive Officer,        94
(56)                        President                Director and Managing Director of Van Kampen
1 Parkview Plaza                                     Investments. Chairman, Director and Chief
P.O. Box 5555                                        Executive Officer of the Advisers, the
Oakbrook Terrace, IL 60181                           Distributor and Van Kampen Advisors Inc. since
                                                     1998. Managing Director of the Advisers, the
                                                     Distributor and Van Kampen Advisors Inc. since
                                                     July 2001. Director and Officer of certain
                                                     other subsidiaries of Van Kampen Investments.
                                                     Chief Sales and Marketing Officer of Morgan
                                                     Stanley Dean Witter Asset Management Inc.
                                                     Trustee/Director and President or Trustee,
                                                     President and Chairman of the Board of funds in
                                                     the Fund Complex. Prior to May 1998, Executive
                                                     Vice President and Director of Marketing at
                                                     Morgan Stanley Dean Witter and Director of Dean
                                                     Witter Discover & Co. and Dean Witter Realty.
                                                     Prior to 1996, Director of Dean Witter Reynolds
                                                     Inc.
Wayne W. Whalen* (62)       Trustee          +       Partner in the law firm of Skadden, Arps,            94
333 West Wacker Drive                                Slate, Meagher & Flom (Illinois), legal counsel
Chicago, IL 60606                                    to funds in the Fund Complex.
                                                     Trustee/Director/Managing General Partner of
                                                     funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(56)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606


------------------------------------


+See Table D below.



*Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

                                    OFFICERS




                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice          +       Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and                   Investments, and Managing Director, President and Chief
45th Floor                    Chief Investment                Operating Officer of the Advisers and Van Kampen Advisors
Houston, TX 77056             Officer                         Inc. Executive Vice President and Chief Investment Officer
                                                              of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.
A. Thomas Smith III (45)      Vice President and      +       Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary                       Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 7th Floor                                           Distributor, Investor Services and certain other
Jersey City, NJ 07311                                         subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
John R. Reynoldson (48)       Vice President          +       Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                              Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,         +       Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial                 and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex.
                              Treasurer
John H. Zimmermann, III (44)  Vice President          +       Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                                   and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.



+ See Table E below.



     As of the date of this Statement of Additional Information, each trustee/director holds the same position with each of 57 operating open-end funds in the Fund Complex (the "Open-End Fund Complex"). Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Open-End Fund Complex. Each fund in the Open-End Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Open-End Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee for the Open-End Fund Complex includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Open-End Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Open-End Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.



     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such fund. The retirement plan contains an Open-End Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                   Open-End Fund Complex
                                                       ----------------------------------------------
                                                                        Aggregate
                                                        Aggregate       Estimated           Total
                                                       Pension or     Maximum Annual    Compensation
                                                       Retirement     Benefits from        before
                                         Aggregate      Benefits       the Open-End     Deferral from
                                        Compensation   Accrued as      Fund Complex       Open-End
                                          from the       Part of           Upon             Fund
                    Name(1)               Trust(2)     Expenses(3)    Retirement(4)      Complex(5)
                    -------             ------------   -----------   ----------------   -------------
          J. Miles Branagan                   (2)        $55,340         $60,000          $124,400
          Jerry D. Choate                     (2)         19,952          60,000           112,000
          Linda Hutton Heagy                  (2)          5,454          60,000           112,000
          R. Craig Kennedy                    (2)          3,654          60,000           124,400
          Jack E. Nelson                      (2)         27,520          60,000           124,400
          Wayne W. Whalen                     (2)         18,424          60,000           124,400(5)
          Suzanne H. Woolsey                  (2)         12,355          60,000           124,400


------------------------------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Phillip B. Rooney resigned as a member of the Board of Trustees for the Portfolios and other funds in the Open-End Fund Complex on March 27, 2002.



(2) The details of aggregate compensation for each series are shown in Table A below with respect to the Trust's fiscal year ended December 31, 2001. Certain trustees deferred compensation from the Trust during the fiscal year ended December 31, 2001; the aggregate compensation deferred for each Portfolio for the fiscal year ended December 31, 2001 is shown in Table B below. Amounts deferred are retained by the respective Portfolio and earn a rate of return determined by reference to either the return on the common shares of the Portfolio or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, each Portfolio may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee from each Portfolio as of the fiscal year ended December 31, 2001 is shown on Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Open-End Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2001. The retirement plan is described above the Compensation Table.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Open-End Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all funds in the Open-End Fund Complex as of December 31, 2001 before deferral by the trustees under the deferred compensation plan. Because the funds in the Open-End Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Open-End Fund Complex during the calendar year ended December 31, 2001. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such
     Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, a Portfolio may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Open-End Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned total compensation of $276,650 during the calendar year ended December 31, 2001.



     During the Portfolios' last fiscal year, the Trust had three standing committees (an audit committee, a brokerage and services committee and a retirement plan committee) and one ad hoc committee (a nominating committee). The Trust's audit committee consists of J. Miles Branagan, Jerry D. Choate and
R. Craig Kennedy. The audit committee makes recommendations to the Trust's Board of Trustees concerning the selection of the Trust's independent public accountants, reviews with such accountants the scope and results of the Trust's annual audit and considers any comments which the accountants may have regarding the Trust's financial statements, books of account or internal controls. The Trust's brokerage and services committee consists of Linda Hutton Heagy, Jack E. Nelson and Suzanne H. Woolsey. The brokerage and services committee reviews the Trust's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services. The Trust's retirement plan committee consists of Linda Hutton Heagy,
R. Craig Kennedy and Jack E. Nelson. The retirement plan committee is responsible for reviewing the terms of the Trust's retirement plan and reviews any administrative matters which arise with respect thereto. During the Portfolios' last fiscal year, the audit committee of the Trust held 2 meetings and the brokerage and services committee of the Trust held 5 meetings. The retirement plan committee of the Trust does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan. The trustees of the Trust who are not "interested persons" of the Trust (as defined by the 1940 Act) select and nominate any other non-interested trustees of the Trust. The Trust has an ad hoc nominating committee currently consisting of J. Miles Branagan, Linda Hutton Heagy, and R. Craig Kennedy. While the non-interested trustees of the Trust expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will review nominations from shareholders to fill any vacancies. Nominations from shareholders should be in writing and addressed to the non-interested trustees at the Fund's office.



     In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2001, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of the Portfolios and of all of the funds in the Open-End Fund Complex overseen by the trustee in the dollar range amounts specified below.



                2001 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES



                                                                                          TRUSTEES
                                                            ---------------------------------------------------------------------
    DOLLAR RANGE OF EQUITY SECURITY IN THE PORTFOLIOS       BRANAGAN     CHOATE       HEAGY      KENNEDY     NELSON      WHALEN
    -------------------------------------------------       --------     ------       -----      -------     ------      ------
  Aggressive Growth Portfolio.............................    none        none        none        none        none        none
  Comstock Portfolio......................................    none        none        none        none        none        none
  Emerging Growth Portfolio...............................    none        none        none        none        none        none
  Enterprise Portfolio....................................    none        none        none        none        none        none
  Government Portfolio....................................    none        none        none        none        none        none
  Growth and Income Portfolio.............................    none        none        none        none        none        none
  Money Market Portfolio..................................    none        none        none        none        none        none
                                                            ---------   ---------   ---------   ---------   ---------   ---------
    Aggregate dollar range of equity securities in all
      registered investment companies overseen by Trustee
      in the Open-End Fund complex........................    over      $10,001-    $10,001-      over                    over
                                                            $100,000     50,000      50,000     $100,000      none      $100,000
                                                            =========   =========   =========   =========   =========   =========

                                                                         TABLE A

         2001 AGGREGATE COMPENSATION FROM THE TRUST AND EACH PORTFOLIO



                       PORTFOLIO NAME                         BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   WHALEN    WOOLSEY
                       --------------                         --------   ------   -----    -------   ------   ------    -------
  Aggressive Growth Portfolio...............................    1,200     1,000    1,000    1,200     1,200    1,200     1,200
  Comstock Portfolio........................................    1,287     1,087    1,087    1,287     1,287    1,287     1,287
  Emerging Growth Portfolio.................................    1,796     1,596    1,596    1,796     1,796    1,796     1,796
  Enterprise Portfolio......................................    1,371     1,171    1,171    1,371     1,371    1,371     1,371
  Government Portfolio......................................    1,264     1,064    1,064    1,264     1,264    1,264     1,264
  Growth and Income Portfolio...............................    1,354     1,154    1,154    1,354     1,354    1,354     1,354
  Money Market Portfolio....................................    1,245     1,045    1,045    1,245     1,245    1,245     1,245
                                                               ------    ------   ------   ------    ------   ------    ------


                                                                         TABLE B


     2001 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH PORTFOLIO



                       PORTFOLIO NAME                         BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   WHALEN
                       --------------                         --------   ------   -----    -------   ------   ------
  Aggressive Growth Portfolio...............................    1,200     1,000    1,000      900     1,200    1,200
  Comstock Portfolio........................................    1,287     1,087    1,087      965     1,287    1,287
  Emerging Growth Portfolio.................................    1,796     1,596    1,596    1,347     1,796    1,796
  Enterprise Portfolio......................................    1,371     1,171    1,171    1,028     1,371    1,371
  Government Portfolio......................................    1,264     1,064    1,064      948     1,264    1,264
  Growth and Income Portfolio...............................    1,354     1,154    1,154    1,016     1,354    1,354
  Money Market Portfolio....................................    1,245     1,045    1,045      934     1,245    1,245
                                                               ------    ------   ------   ------    ------   ------


                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                               AND EACH PORTFOLIO


                                              CURRENT TRUSTEES                                     FORMER TRUSTEES
                           -------------------------------------------------------   --------------------------------------------
      PORTFOLIO NAME       BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   WHALEN    MILLER    REES    ROBINSON   ROONEY   SISTO
      --------------       --------   ------   -----    -------   ------   ------    ------    ----    --------   ------   -----
  Aggressive Growth
    Portfolio.............   1,314     1,049    1,017      913     1,254    1,268         0        0         0    1,213       100
  Comstock Portfolio......   3,190     2,273    2,029    1,700     2,635    2,564         0        0         0    2,583     1,163
  Emerging Growth
    Portfolio.............   8,489     3,259    4,885    4,458     9,640    7,434       997      161     1,922    5,747     3,600
  Enterprise Portfolio....   8,122     2,540    4,610    4,471     9,763    7,284     1,170    5,204     2,281    5,330    19,475
  Government Portfolio....   7,655     2,309    4,212    4,054     9,211    6,841     1,107    5,722     2,075    4,961    14,673
  Growth and Income
    Portfolio.............   5,460     2,395    2,959    2,616     4,865    4,171         0        0         0    4,385     2,522
  Money Market
    Portfolio.............   7,363     2,262    4,032    3,899     8,856    6,596     1,074    5,284     1,923    4,782    13,260
                            ------    ------   ------   ------    ------   ------    ------   ------    ------    ------   ------


                                                                         TABLE D

                  YEAR TRUSTEE WAS FIRST APPOINTED OR ELECTED


                                                 BRANAGAN   CHOATE   HEAGY   KENNEDY   MERIN   NELSON   POWERS   WHALEN   WOOLSEY
                                                 --------   ------   -----   -------   -----   ------   ------   ------   -------
  Aggressive Growth Portfolio..................    2000      2000    2000     2000     2000     2000     2000     2000     2000
  Comstock Portfolio...........................    1998      1999    1998     1998     1999     1998     1999     1998     1999
  Emerging Growth Portfolio....................    1995      1999    1995     1995     1999     1995     1999     1995     1999
  Enterprise Portfolio.........................    1991      1999    1995     1995     1999     1995     1999     1995     1999
  Government Portfolio.........................    1991      1999    1995     1995     1999     1995     1999     1995     1999
  Growth and Income Portfolio..................    1995      1999    1995     1995     1999     1995     1999     1995     1999
  Money Market Portfolio.......................    1991      1999    1995     1995     1999     1995     1999     1995     1999



                                                                         TABLE E



                        YEAR OFFICER WAS FIRST APPOINTED



                                                              BOYD    SMITH    REYNOLDSON    SULLIVAN    ZIMMERMAN
                                                              ----    -----    ----------    --------    ---------
  Aggressive Growth Portfolio...............................  2000    2000        2000         2000         2000
  Comstock Portfolio........................................  1998    1999        2000         1998         2000
  Emerging Growth Portfolio.................................  1998    1999        2000         1996         2000
  Enterprise Portfolio......................................
  Government Portfolio......................................  1998    1999        2000         1996         2000
  Growth and Income Portfolio...............................  1998    1999        2000         1996         2000
  Money Market Portfolio....................................  1998    1999        2000         1996         2000

     Each Portfolio, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by a Portfolio, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of a Portfolio or other Van Kampen funds, or that such employees take unfair advantage of their relationship with a Portfolio. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of a Portfolio or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



     As of April 1, 2002, the trustees and officers of the Trust as a group owned less than 1% of the shares of each Portfolio.


                         INVESTMENT ADVISORY AGREEMENTS


     The Trust and the Adviser are parties to an investment advisory agreement (the "Combined Advisory Agreement") pursuant to which the Trust retains the Adviser to manage the investment of assets and to place orders for the purchase and sale of portfolio securities for certain portfolios including the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio (collectively, the "Combined Portfolios"). The Trust and the Adviser are also parties to other investment advisory agreements pursuant to which the Adviser manages the investment of assets and places orders for the purchase and sale of portfolio securities for the remaining Portfolios including four advisory agreements designated herein as the "Aggressive Growth Advisory Agreement," "Comstock Advisory Agreement," "Emerging Growth Advisory Agreement," and "Growth and Income Advisory Agreement", for the Aggressive Growth Portfolio, the Comstock Portfolio, the Emerging Growth Portfolio and the Growth and Income Portfolio, respectively. The Combined Advisory Agreement for the Combined Portfolios and the separate advisory agreements for the remaining Portfolios are referred to herein collectively as the "Advisory Agreements." Under the Advisory Agreements, the Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement each Portfolio's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services, renders periodic reports to the Trust's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Portfolios if elected to such positions. Each Portfolio bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary expenses not specifically assumed by the Adviser.


     The Advisory Agreements also provide that the Adviser shall not be liable to the Trust for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreements.

     Under the Advisory Agreements, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it, an annual fee payable monthly computed on average daily net assets as follows:


--------------------------------------------------------------------
Aggressive Growth Portfolio (based on the Portfolio's
average daily net assets)
     First $500 million.....................................   0.75%
     Next $500 million......................................   0.70%
     Over $1 billion........................................   0.65%
Enterprise Portfolio, Government Portfolio and Money Market
Portfolio (based upon their combined average daily net
assets)
     First $500 million.....................................   0.50%
     Next $500 million......................................   0.45%
     Over $1 billion........................................   0.40%
     (The resulting fee is prorated to each of these
     Portfolios based upon their respective average daily
     net assets.)
Comstock Portfolio and Growth and Income Portfolio (based on each Portfolio's average daily net assets)
     First $500 million.....................................   0.60%
     Over $500 million......................................   0.55%
Emerging Growth Portfolio (based upon the Portfolio's
average daily net assets)
     First $500 million.....................................   0.70%
     Next $500 million......................................   0.65%
     Over $1 billion........................................   0.60%



     The Adviser has voluntarily agreed to reimburse certain Portfolios for all expenses as a percent of average daily net assets in excess of the following:



                                                        CLASS I    CLASS II
                                                         SHARES     SHARES
                                                        --------   --------
     -------------------------------------------------
     Enterprise Portfolio.............................     0.60%      0.85%
     Government Portfolio.............................     0.60%      0.85%
     Money Market Portfolio...........................     0.60%      0.85%


     The Combined Advisory Agreement also provides that, in the event the ordinary business expenses of any of the Combined Portfolios for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Combined Portfolios monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses do not include (1) interest and taxes, (2) brokerage commissions, (3) any distribution expenses which may be incurred in the event the Combined Portfolios' Distribution Plan is implemented, and (4) certain litigation and indemnification expenses as described in the Combined Advisory Agreement.

     The average daily net assets of a Portfolio is determined by taking the average of all of the determinations of net assets of that Portfolio for each business day during a given calendar month. The fee is payable for each calendar month as soon as practicable after the end of that month. Generally, the fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments, in connection with the purchase and sale of portfolio investments of the Portfolios, less any direct expenses incurred by such subsidiary of Van Kampen Investments in connection with obtaining such payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the benefit of the Portfolios and to advise the Trustees of the Portfolios of any other commissions, fees, brokerage or similar payments which may be possible under applicable laws for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with the Portfolios' investment transactions or other arrangements which may benefit the Portfolios.


     The following table shows the approximate expenses paid (net of contractual and voluntary expense reimbursement) under the Advisory Agreements during the periods ended December 31, 2001, 2000 and 1999, as applicable.


                                 ADVISORY FEES

                                                                                                                         GROWTH
                                        AGGRESSIVE                       EMERGING                                          AND
PERIOD ENDING                             GROWTH         COMSTOCK         GROWTH        ENTERPRISE      GOVERNMENT       INCOME
DECEMBER 31, 2001:                      PORTFOLIO*      PORTFOLIO*      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
------------------                      ----------      ----------      ----------      ----------      ----------      ---------

Advisory fees paid                        11,400          617,800        3,887,400         823,800        311,200        961,500
Contractual expense reimbursement            -0-              -0-              -0-             -0-            -0-            -0-
Voluntary expense reimbursement          101,700              -0-              -0-             -0-         65,238            -0-
PERIOD ENDING
DECEMBER 31, 2000:
----------------------------------

Advisory fees paid                       $ 1,800          $39,300       $3,574,800      $1,010,100       $263,900       $412,500
Contractual expense reimbursement            -0-              -0-              -0-             -0-            -0-            -0-
Voluntary expense reimbursement          $46,388          $77,593              -0-             -0-       $101,002       $ 34,425
PERIOD ENDING
DECEMBER 31, 1999:
----------------------------------

Advisory fees paid                           n/a          $ 4,600       $  623,100      $  675,000       $275,400       $258,600
Contractual expense reimbursement            n/a          $   -0-       $      -0-      $      -0-       $    -0-       $    -0-
Voluntary expense reimbursement              n/a          $72,613       $   28,250      $   36,478       $ 76,349       $ 73,947


                                      MONEY
PERIOD ENDING                        MARKET
DECEMBER 31, 2001:                  PORTFOLIO
------------------                  ---------
Advisory fees paid                   216,500
Contractual expense reimbursement        -0-
Voluntary expense reimbursement      100,400
PERIOD ENDING
DECEMBER 31, 2000:
----------------------------------
Advisory fees paid                  $147,100
Contractual expense reimbursement   $  3,000
Voluntary expense reimbursement     $103,000
PERIOD ENDING
DECEMBER 31, 1999:
----------------------------------
Advisory fees paid                  $146,500
Contractual expense reimbursement   $    -0-
Voluntary expense reimbursement     $ 91,001


------------------------------------


* The Comstock Portfolio commenced operations on April 30, 1999. Thus, the information for the period ended December 31, 1999 covers the period from April 30, 1999 to December 31, 1999. The Aggressive Growth Portfolio commenced investment operations on September 25, 2000, thus it neither incurred nor paid any expenses for the period ending December 31, 1999 and the information for the period ending December 31, 2000 covers the period from September 25, 2000 to December 31, 2000.


     The Advisory Agreements with respect to each subject Portfolio may be continued from year to year if specifically approved at least annually (a)(i) by the Trustees or (ii) by a vote of a majority of such Portfolio's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreements provide that an agreement shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     In approving the Advisory Agreements, the Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Portfolios compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving third party research paid for by Portfolio assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Portfolios. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Portfolios' shareholders, and the propriety of existing and alternative breakpoints in the Portfolios' advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Portfolios and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Portfolios. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreements was in the best interests of the Portfolios and their shareholders.


                                OTHER AGREEMENTS

     Accounting Services Agreement. The Portfolios have entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Portfolios supplementary to those provided by the custodian. Such services are expected to enable the Portfolios to more closely monitor and maintain their accounts and records. The Portfolios pay all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. Each Portfolio shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on their respective net assets per fund.

                            ACCOUNTING SERVICES FEES


                                         AGGRESSIVE                      EMERGING
           PERIOD ENDING                   GROWTH         COMSTOCK        GROWTH        ENTERPRISE
        DECEMBER 31, 2001:               PORTFOLIO*      PORTFOLIO*      PORTFOLIO      PORTFOLIO
        ------------------               ----------      ----------      ---------      ----------
Accounting Services                           -0-          $18,200        $40,600        $21,300

PERIOD ENDING
DECEMBER 31, 2000:
-----------------------------------
Accounting Services                           -0-          $ 1,600        $31,500        $17,800

PERIOD ENDING
DECEMBER 31, 1999:
-----------------------------------
Accounting Services                           n/a          $22,100        $25,900        $42,900

                                                      GROWTH
                                                        AND           MONEY
           PERIOD ENDING             GOVERNMENT       INCOME         MARKET
        DECEMBER 31, 2001:           PORTFOLIO       PORTFOLIO      PORTFOLIO
        ------------------           ----------      ---------      ---------
Accounting Services                   $14,500         $20,600        $14,000
PERIOD ENDING
DECEMBER 31, 2000:
-----------------------------------
Accounting Services                   $13,700         $11,900        $12,700
PERIOD ENDING
DECEMBER 31, 1999:
-----------------------------------
Accounting Services                   $29,300         $22,700        $24,100


------------------------------------


*The Comstock Portfolio commenced operations on April 30, 1999. Thus, the information for the period ended December 31, 1999 covers the period from April 30, 1999 to December 31, 1999. The Aggressive Growth Portfolio commenced investment operations on September 25, 2000, thus it neither incurred nor paid any expenses for the period ending December 31, 1999 and the information for the period ending December 31, 2000 covers the period from September 25, 2000 to December 31, 2000.



     Legal Services Agreement. The Aggressive Growth Portfolio and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of such funds' minute books and records, preparation and oversight of such funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of such funds. Payment by such funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other Van Kampen funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records. The Aggressive Growth Portfolio paid no legal fees during the fiscal period ended December 31, 2001.


                                  DISTRIBUTOR

     The Distributor acts as the principal underwriter of the shares of the Trust pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is not obligated to sell any stated number of shares. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Trust's Board of Trustees or (ii) by a vote of a majority of the Trust's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for that purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.

     The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Trust pays all expenses attributable to the registrations of its shares under federal law, including registration and filing fees, the cost of preparation of the prospectuses, related legal and auditing expenses, and the cost of printing prospectuses for current shareholders.

     Each Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. Each Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that a Portfolio may spend a portion of the average daily net assets attributable to its Class II Shares in connection with distribution of such class of shares and in connection with the provision of ongoing services to shareholders of such class. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor and sub-agreements with parties that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding a Portfolio, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust setting forth separately by Portfolio all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to Class II Shares of a Portfolio without approval by a vote of a majority of the outstanding voting shares of Class II Shares of such Portfolio, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to Class II Shares of a Portfolio at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of Class II Shares of such Portfolio.

     For the Class II Shares of a Portfolio, in any given year in which the Plans are in effect, the Plans generally provide for such Portfolio to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual distribution and service expenses incurred that year, plus any actual distribution and service expenses from prior years that are still unpaid by such Portfolio for such class of shares or (ii) the applicable plan fees for such class of shares at the rates specified in such Portfolio's Prospectus. Except as may be mandated by applicable law, the Portfolio does not impose any limit with respect to the number of years into the future that such unreimbursed actual expenses may be carried forward. These unreimbursed actual expenses may or may not be recovered through plan fees in future years. If the Plans are terminated or not continued, the Portfolio would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Portfolio.

                                 TRANSFER AGENT

     The Trust's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Board of Trustees of the Trust and are based on competitive market benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Portfolios' investments, the policies and practices in this regard will at all times be subject to review by the Board of Trustees.

     Transactions in debt securities generally made by the Portfolios are principal transactions at net prices with little or no brokerage costs. Such securities are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Portfolios may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Portfolios and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Portfolios and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Portfolios effect their securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Portfolios.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Portfolios, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Portfolios' shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place Portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Portfolios and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolios. In making such allocations among the Portfolios and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Portfolios and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Portfolios must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Portfolios will be reduced by all or a portion of the brokerage commission given to affiliated brokers.


     The Portfolios paid the following commissions to these brokers during the periods shown:


                                                              AFFILIATED BROKERS
                                           --------------------------------------------------------
                                           MORGAN STANLEY & CO.                         DEAN WITTER
                                           --------------------                         -----------
Fiscal year ended 2001.................    $   137 (Aggressive Growth Portfolio)            -0-
                                           $11,511 (Comstock Portfolio)
                                           $18,810 (Emerging Growth Portfolio)
                                           $ 8,807 (Enterprise Portfolio)
                                           $21,820 (Growth and Income Portfolio)
Fiscal year ended 2000.................    $     2 (Aggressive Growth Portfolio)
                                           $ 2,041 (Comstock Portfolio)
                                           $10,068 (Emerging Growth Portfolio)
                                           $10,340 (Enterprise Portfolio)
                                           $ 9,279 (Growth and Income Portfolio)
Fiscal year ended 1999.................    $    78 (Comstock Portfolio)                     -0-
                                           $   320 (Emerging Growth Portfolio)
                                           $ 4,670 (Enterprise Portfolio)
                                           $ 2,743 (Growth and Income Portfolio)
Fiscal year 2001 Percentages:
  Commissions with affiliate to total
     commissions.......................    2.16% (Aggressive Growth Portfolio)              -0-
                                           4.25% (Comstock Portfolio)
                                           1.54% (Emerging Growth Portfolio)
                                           2.96% (Enterprise Portfolio)
                                           4.82% (Growth and Income Portfolio)

                                                              AFFILIATED BROKERS
                                           --------------------------------------------------------
                                           MORGAN STANLEY & CO.                         DEAN WITTER
                                           --------------------                         -----------
  Value of brokerage transactions with
     affiliate to total transactions...    0.21%  (Aggressive Growth Portfolio)             -0-
                                           0.22%  (Comstock Portfolio)
                                           0.10%  (Emerging Growth Portfolio)
                                           0.44%  (Enterprise Portfolio)
                                           0.49%  (Growth and Income Portfolio)


     The following table summarizes for each Portfolio the total brokerage commissions paid, the amount of commissions paid to brokers selected primarily on the basis of research services provided to the Adviser and the value of these specific transactions.

                                        AGGRESSIVE                                                    EMERGING       GROWTH AND
                                          GROWTH        COMSTOCK       ENTERPRISE     GOVERNMENT       GROWTH          INCOME
                                        PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                        ----------    ------------    ------------    ----------    ------------    ------------

2001
------------------------------------
 Total brokerage commissions            $    6,344    $    270,655    $    297,401     $ 2,048      $  1,224,983    $    453,081
 Commissions for research services      $    6,052    $    248,950    $    216,645         --       $    933,613    $    328,182
 Value of research transactions         $5,908,742    $218,227,722    $167,096,169         --       $812,503,439    $296,692,430

2000
------------------------------------
 Total brokerage commissions            $      294    $     25,375    $    303,569     $ 5,024      $    481,923    $    161,333
 Commissions for research services             --     $     22,563    $    215,951         --       $    326,528    $    124,467
 Value of research transactions                --     $ 23,781,061    $244,761,293         --       $656,280,731    $116,307,426

1999
------------------------------------
 Total brokerage commissions                   --     $        952    $    301,161     $15,648      $     82,609    $     86,408
 Commissions for research services             --     $      1,738    $    200,678          --      $     75,067    $     71,230
 Value of research transactions                --     $  1,810,897    $171,892,773          --      $241,772,787    $ 66,920,240

                                        MONEY
                                       MARKET
                                      PORTFOLIO
                                      ---------
2001
------------------------------------
 Total brokerage commissions             --
 Commissions for research services       --
 Value of research transactions          --
2000
------------------------------------
 Total brokerage commissions             --
 Commissions for research services       --
 Value of research transactions          --
1999
------------------------------------
 Total brokerage commissions              --
 Commissions for research services        --
 Value of research transactions           --


                   MONEY MARKET PORTFOLIO NET ASSET VALUATION

     The Money Market Portfolio's use of the amortized cost method of valuing its portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Money Market Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in securities determined by the Adviser to be of eligible quality with minimal credit risks. The valuation of each Money Market Portfolio's investments is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Money Market Portfolio would receive if it sold the instrument.


     The Money Market Portfolio has established procedures reasonably designed, taking into account current market conditions and the Money Market Portfolio's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as the Board of Trustees deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from net asset value per share based on amortized cost. In the event such deviation should exceed four tenths of one percent, the Board of Trustees is required to promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include selling portfolio securities prior to maturity; shortening the average maturity of the Money Market

Portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined by using available market quotations.

                       PURCHASE AND REDEMPTION OF SHARES

     The purchase of shares of the Portfolios generally is limited to the Accounts as explained in the Portfolios' Prospectuses. Such shares are sold and redeemed at their respective net asset values as described in the Portfolios' Prospectuses.

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

                                   TAX STATUS

FEDERAL INCOME TAXATION OF THE PORTFOLIOS


     The Trust and each of its Portfolios will be treated as separate corporations for federal income tax purposes. The Portfolios have each elected and qualified, and intend to continue to qualify each year, to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Portfolio must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.



     If a Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. Each Portfolio intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. A Portfolio will not be subject to federal income tax on any net capital gain distributed to shareholders.


     To avoid a 4% excise tax, each Portfolio that does not meet the requirements of Code Section 4982(f) will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Portfolio will be treated as having been distributed.

     If a Portfolio failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, such Portfolio would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.


     Some of the Portfolios' investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain,
(iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Portfolio to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of such Portfolio as a regulated investment company.

     Investments of a Portfolio in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, a Portfolio will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, such Portfolio may have to dispose of securities that it would otherwise have continued to hold.


PASSIVE FOREIGN INVESTMENT COMPANIES


     Some of the Portfolios may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause such Portfolios to recognize income or gain without a corresponding receipt of cash to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS


     Distributions of a Portfolio's investment company taxable income are taxable to shareholders as ordinary income to the extent of such Portfolio's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Portfolio's net capital gains as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of such Portfolio have been held by such shareholders. Distributions in excess of the Portfolio's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).



     Shareholders receiving distributions in the form of additional shares issued by a Portfolio will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.



     Each Portfolio will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from a Portfolio may be eligible for the corporate dividends received deduction if such Portfolio receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.



     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Portfolio and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Portfolio may be "spilled back" and treated as paid by the Portfolio (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.



     Income from investments in foreign securities received by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Portfolio may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign issuers and, in the case of foreign withholding taxes paid with respect to dividends from foreign corporations, such Portfolio meets certain holding period requirements with respect to the securities, the Portfolio will be eligible to file, and may file, an election with the IRS pursuant to which shareholders of such Portfolio will be required (i) to include their respective pro rata portions of such taxes in their U.S. income tax returns as gross income and (ii) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct his pro rata portion of such foreign taxes in computing his taxable income or to credit them against his U.S. federal income tax liability. Each shareholder of a Portfolio that may be eligible to file the election described in this paragraph will be notified annually whether the foreign taxes paid by such Portfolio will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's U.S. federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are advised to consult their tax advisers.



     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) a Portfolio's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, such Portfolio's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Portfolio may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Portfolio shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.


SALE OF SHARES


     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


GENERAL


     The federal income tax discussions set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of a Portfolio, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                             PORTFOLIO PERFORMANCE


     The average annual total return for each Portfolio are shown in the table below. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Portfolio's investment objective(s) and policies as well as the risks incurred in each Portfolio's investment practices. All total return figures are for the Trust's fiscal year ended December 31, 2001. Total return calculations do not take into account expenses at the "wrap" or contractholder level as explained in each Portfolio's Prospectus. If expenses at the contract level had been included, the returns shown would be lower. Total return is calculated and shown separately for each class of shares offered by each Portfolio.


CLASS I SHARES


                                                                                  AVERAGE
                                                                AVERAGE           ANNUAL
                                                                ANNUAL         TOTAL RETURN         CUMULATIVE
                                            TOTAL RETURN     TOTAL RETURN      FOR TEN YEAR      NON-STANDARDIZED
                                            FOR ONE YEAR     FOR FIVE YEAR       PERIOD OR         TOTAL RETURN
                                               PERIOD           PERIOD        SINCE INCEPTION    SINCE INCEPTION
                                           --------------    -------------    ---------------    ----------------
Comstock Portfolio
  commencement date 4/30/99............        -2.46%              N/A             6.93%*             19.59%
Emerging Growth Portfolio
  commencement date 07/03/95...........       -31.49%           15.82%            17.47%*            184.66%
Enterprise Portfolio
  commencement date 04/07/86...........       -20.42%            6.90%            10.45%             334.34%
Government Portfolio
  commencement date 04/07/86...........         6.92%            6.69%             6.05%             182.31%
Growth and Income Portfolio
  commencement date 12/23/96...........        -5.81%           13.48%            13.35%*             87.66%
Money Market Portfolio
  commencement date 04/07/86...........         3.68%            4.86%             4.44%             128.50%


CLASS II SHARES


                                                                                  AVERAGE
                                                                AVERAGE           ANNUAL
                                                                ANNUAL         TOTAL RETURN         CUMULATIVE
                                            TOTAL RETURN     TOTAL RETURN      FOR TEN YEAR      NON-STANDARDIZED
                                            FOR ONE YEAR     FOR FIVE YEAR       PERIOD OR         TOTAL RETURN
                                               PERIOD           PERIOD        SINCE INCEPTION    SINCE INCEPTION
                                           --------------    -------------    ---------------    ----------------
Aggressive Growth Portfolio
  commencement date 9/25/00............       -38.26%             N/A             -45.80%*           -53.94%
Comstock Portfolio commencement date
  9/18/00..............................        -2.80%             N/A              10.58%*            13.79%
Emerging Growth Portfolio commencement
  date 9/18/00.........................       -31.66%             N/A             -38.98%*           -46.99%
Enterprise Portfolio commencement date
  7/24/00..............................       -20.60%             N/A             -27.27%*           -36.75%
Government Portfolio commencement date
  12/15/00.............................         6.73%             N/A               6.77%*             7.08%
Growth and Income Portfolio
  commencement date 9/18/00............        -6.05%             N/A              -1.05%*            -1.35%
Money Market Portfolio commencement
  date 12/15/00........................         3.44%             N/A               3.52%*             3.68%


------------------------------------
 * Denotes since inception.

     From time to time, the Portfolios, except the Money Market Portfolio, may advertise their total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods or for the life of the Portfolio. Other total return quotations, aggregate or average, over other time periods may also be included. Total return calculations do not take into account expenses at the "wrap" or contractholder level as explained in each Portfolio's prospectus. Investors should also review total return calculations that include those expenses.

     The total return of a Portfolio for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Portfolio from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price and that all income dividends or capital gains distributions during the period are reinvested in Portfolio shares at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. A Portfolio's total return will vary depending on market conditions, the securities comprising the Portfolio's investment holdings, the Portfolio's operating expenses and unrealized net capital gains or losses during the period. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Portfolio.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     A Portfolio may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of the Portfolio from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a Portfolio at a given time, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each Portfolio.

     In addition to total return information, certain Portfolios may also advertise their current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Portfolio's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding. Yield calculations do not take into account expenses at the "wrap" or contractholder level as expanded in the prospectus. Investors should also review yield calculations that include those expenses.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by a Portfolio in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or lesser than a Portfolio's then current dividend rate.

     A Portfolio's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by a Portfolio, portfolio maturity and a Portfolio's expenses.

     Yield quotations should be considered relative to changes in the net asset value of a Portfolio's shares, a Portfolio's investment policies, and the risks of investing in shares of a Portfolio. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Adviser may, from time to time, waive advisory fees or reimburse a certain amount of the future ordinary business expenses of a Portfolio. Such waiver/reimbursement will increase the yield or total return of such Portfolio. The Adviser may stop waiving fees or reimbursing expenses at any time without prior notice.

     From time to time the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Portfolio refers to the income generated by an investment in the Money Market Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Money Market Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instrument held in a portfolio, portfolio maturity, operating expenses and market conditions.

     From time to time, certain Portfolios may include in sales literature and shareholder reports a quotation of the current "distribution rate" for shares of such Portfolios. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by a Portfolio's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of a Portfolio's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Portfolios.

     From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. A Portfolio's marketing materials may also show the Portfolio's asset class diversification, top sectors, largest holdings and other Portfolio asset structures, such as duration, maturity, coupon, NAV, rating breakdown, alternative minimum tax exposure and number of issues in the Portfolio. Materials may also mention how the Distributor believes a Portfolio compares relative to other Portfolios of the Adviser. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Portfolios will also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, a Portfolio may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average Index, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of such Portfolio published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each Portfolio. For these purposes, the performance of the Portfolios, as well as the performance of other mutual funds or indices, do not reflect various charges, the inclusion of which would reduce portfolio performance.

     The Portfolios may also utilize performance information in hypothetical illustrations. For example, the Portfolios may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; (3) illustrate allocations among different types of mutual funds for investors of different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Trust's Annual Report and Semiannual Report contain additional performance information about each of the Trust's Portfolios. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Trust at the telephone number and address printed on the cover of this Statement of Additional Information.


                    MONEY MARKET PORTFOLIO YIELD INFORMATION


     The yield of the Money Market Portfolio is its net income expressed in annualized terms. The SEC requires by rule that a yield quotation set forth in an advertisement for a "money market" fund be computed by a standardized method based on a historical seven calendar day period. The standardized yield is computed by determining the net change (exclusive of realized gains and losses and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and all fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Portfolio's average account size. The Portfolio may also calculate its effective yield by compounding the unannualized base period return (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

     The yield quoted at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in the Portfolio, their quality and length of maturity, and the Portfolio's operating expenses. The length of maturity for the Portfolio is the average dollar weighted maturity of the Portfolio. This means that the Portfolio has an average maturity of a stated number of days for all of its issues. The calculation is weighted by the relative value of the investment.

     The yield fluctuates daily as the income earned on the investments of the Portfolio fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Portfolio is an open-end investment company and that there is no guarantee that the net asset value will remain constant. A shareholder's investment in the Portfolio is not insured. Investors comparing results of the Portfolio with investment results and yields from other sources such as banks or savings and loan associations should understand this distinction. The yield quotation may be of limited use for comparative purposes because it does not reflect charges imposed at the Account level which, if included, would decrease the yield.

     Other portfolios of the money market type as well as banks and savings and loan associations may calculate their yield on a different basis, and the yield quoted by the Portfolio could vary upwards or downwards if another method of calculation or base period were used.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Portfolios and are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. With respect to investments in foreign securities, the custodian enters into agreements with foreign sub-custodians which are approved by the Board of Trustees pursuant to the 1940 Act. The custodian and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. The custodian also provides accounting services to the Portfolios.


SHAREHOLDER REPORTS


     Semiannual statements of the Trust containing information about each of the Portfolios, are furnished to shareholders, and annually such statements are audited by the independent auditors whose selection is ratified annually by shareholders.


INDEPENDENT AUDITORS



     Independent auditors perform an annual audit of the financial statements of each Portfolio. The Trust's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the independent auditors for each Portfolio. For each Portfolio (except the Aggressive Growth Portfolio), PricewaterhouseCoopers LLP ceased being the Portfolios' independent auditors effective May 25, 2000. The cessation of the client-auditor relationship between each Portfolio and PricewaterhouseCoopers LLP was based on a possible business relationship by PricewaterhouseCoopers LLP with an affiliate of such Portfolio's investment adviser. The change in independent auditors was approved by the Trust's audit committee and the Trust's Board of Trustees, including Trustees who are not "interested persons" of the Portfolio's (as defined in the 1940 Act).


LEGAL COUNSEL


     Counsel to the Portfolio is Skadden, Arps, Slate, Meagher & Flom
(Illinois).

                 APPENDIX -- DESCRIPTION OF SECURITIES RATINGS

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:

     A S&P credit rating is a current opinion of the creditworthiness of an obligor with respect to a financial obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the obligor or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation; and

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

LONG-TERM CREDIT RATINGS -- INVESTMENT GRADE

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

     Speculative Grade. BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.



COMMERCIAL PAPER


     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However adverse economic conditions or changing circumstances are more likely to lead to a weakening capacity of the obligor to meet its financial commitment on the obligation.

B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investors Service) follows:

LONG-TERM DEBT

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

SHORT-TERM DEBT

     Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -- Leading market positions in well-established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Aggressive Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Aggressive Growth Portfolio (the "Portfolio"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from September 25, 2000 (Commencement of Operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period from September 25, 2000 through December 31, 2000 in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 7, 2002

                BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
COMMON STOCKS  91.6%
ADVERTISING  1.2%
TMP Worldwide, Inc. (a).....................................    260    $   11,154
Univision Communications, Inc., Class A (a).................    390        15,779
                                                                       ----------
                                                                           26,933
                                                                       ----------
AEROSPACE & DEFENSE  0.3%
Titan Corp. (a).............................................    250         6,237
                                                                       ----------

AIR FREIGHT & COURIERS  0.7%
FedEx Corp. (a).............................................    280        14,526
                                                                       ----------

APPAREL RETAIL  0.7%
TJX Co., Inc. ..............................................    380        15,147
                                                                       ----------

APPLICATION SOFTWARE  5.3%
Cadence Design Systems, Inc. (a)............................    630        13,810
ChoicePoint, Inc. (a).......................................    260        13,179
Electronic Arts, Inc. (a)...................................    400        23,980
Intuit, Inc. (a)............................................    380        16,256
Kronos, Inc. (a)............................................    140         6,773
National Instruments Corp. (a)..............................    130         4,870
PeopleSoft, Inc. (a)........................................    380        15,276
Reynolds & Reynolds Co., Class A............................    250         6,062
Synopsys, Inc. (a)..........................................    260        15,358
                                                                       ----------
                                                                          115,564
                                                                       ----------
AUTO PARTS & EQUIPMENT  0.5%
Johnson Controls, Inc. .....................................    130        10,497
                                                                       ----------

BANKS  3.6%
First Tennessee National Corp. .............................    520        18,855
Investors Financial Services Corp. .........................    130         8,607
Marshall & Ilsley Corp. ....................................    140         8,859
North Fork Bancorp..........................................    520        16,635
SouthTrust Corp. ...........................................    500        12,335
TCF Financial Corp. ........................................    260        12,475
                                                                       ----------
                                                                           77,766
                                                                       ----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
BIOTECHNOLOGY  8.3%
Affymetrix, Inc. (a)........................................    280    $   10,570
Cephalon, Inc. (a)..........................................    250        18,896
Genzyme Corp. (a)...........................................    410        24,543
Gilead Sciences, Inc. (a)...................................    520        34,174
IDEC Pharmaceuticals Corp. (a)..............................    560        38,601
Protein Design Labs, Inc. (a)...............................    330        10,824
Sepracor, Inc. (a)..........................................    420        23,965
Stericycle, Inc. (a)........................................    130         7,914
Transkaryotic Therapies, Inc. (a)...........................    250        10,700
                                                                       ----------
                                                                          180,187
                                                                       ----------
BROADCASTING & CABLE TV  0.5%
USA Networks, Inc. (a)......................................    420        11,470
                                                                       ----------

BUILDING PRODUCTS  0.8%
American Standard Co., Inc. (a).............................    260        17,740
                                                                       ----------

CASINOS & GAMING  0.3%
GTECH Holdings Corp. (a)....................................    130         5,888
                                                                       ----------

CATALOG RETAIL  0.3%
Lands' End, Inc. ...........................................    140         7,022
                                                                       ----------

COMMODITY CHEMICALS  0.3%
RPM, Inc. ..................................................    380         5,495
                                                                       ----------

COMPUTER & ELECTRONICS RETAIL  2.4%
Best Buy Co., Inc. (a)......................................    270        20,110
CDW Computer Centers, Inc. (a)..............................    260        13,965
Circuit City Stores-Circuit City Group......................    710        18,424
                                                                       ----------
                                                                           52,499
                                                                       ----------
COMPUTER STORAGE & PERIPHERALS  0.7%
Emulex Corp. (a)............................................    380        15,014
                                                                       ----------

CONSTRUCTION & ENGINEERING  0.4%
Jacobs Engineering Group, Inc. (a)..........................    130         8,580
                                                                       ----------

CONSUMER FINANCE  1.7%
AmeriCredit Corp. (a).......................................    400        12,620
Capital One Financial Corp. ................................    300        16,185
Dun & Bradstreet Corp. (a)..................................    250         8,825
                                                                       ----------
                                                                           37,630
                                                                       ----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
DATA PROCESSING SERVICES  2.6%
Affiliated Computer Services, Inc., Class A (a).............    250    $   26,532
BISYS Group, Inc. (a).......................................    260        16,637
DST Systems, Inc. (a).......................................    260        12,961
                                                                       ----------
                                                                           56,130
                                                                       ----------
DEPARTMENT STORES  0.5%
Dollar Tree Stores, Inc. (a)................................    330        10,200
                                                                       ----------

DIVERSIFIED CHEMICALS  0.2%
Solutia, Inc. ..............................................    390         5,468
                                                                       ----------

DIVERSIFIED COMMERCIAL SERVICES  2.3%
Apollo Group, Inc., Class A (a).............................    390        17,554
Concord EFS, Inc. (a).......................................    500        16,390
H&R Block, Inc. ............................................    340        15,198
                                                                       ----------
                                                                           49,142
                                                                       ----------
DIVERSIFIED FINANCIAL SERVICES  4.0%
Bear Stearns Co., Inc. .....................................    380        22,283
BlackRock, Inc. Class A (a).................................    130         5,421
E*TRADE Group, Inc. (a).....................................    600         6,150
John Nuveen Co., Class A....................................    190        10,161
Legg Mason, Inc. ...........................................    190         9,496
Moody's Corp. ..............................................    250         9,965
USA Education, Inc. ........................................    270        22,685
                                                                       ----------
                                                                           86,161
                                                                       ----------
ELECTRICAL COMPONENTS & EQUIPMENT  0.8%
SPX Corp. ..................................................    130        17,797
                                                                       ----------

ELECTRONIC EQUIPMENT & INSTRUMENTS  4.1%
Broadcom Corp., Class A (a).................................    250        10,217
Celestica, Inc. (Canada) (a)................................    270        10,905
Intersil Corp., Class A (a).................................    390        12,577
Sanmina-SCI Corp. (a).......................................  1,140        22,686
Semtech Corp. (a)...........................................    520        18,559
Waters Corp. (a)............................................    380        14,725
                                                                       ----------
                                                                           89,669
                                                                       ----------
FOOD RETAIL  0.5%
Whole Foods Market, Inc. (a)................................    250        10,890
                                                                       ----------

FOOTWEAR  0.5%
NIKE, Inc., Class B.........................................    200        11,248
                                                                       ----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
GENERAL MERCHANDISE STORES  0.4%
Ross Stores, Inc. ..........................................    260    $    8,341
                                                                       ----------

HEALTH CARE DISTRIBUTORS & SERVICES  1.7%
AmerisourceBergen Corp. ....................................    129         8,198
Henry Schein, Inc. (a)......................................    250         9,257
Lincare Holdings, Inc. (a)..................................    320         9,168
Patterson Dental Co. (a)....................................    250        10,232
                                                                       ----------
                                                                           36,855
                                                                       ----------
HEALTH CARE EQUIPMENT  2.9%
Beckman Coulter, Inc. ......................................    250        11,075
Cytyc Corp. (a).............................................    500        13,050
Diagnostic Products Corp. ..................................    130         5,713
Guidant Corp. (a)...........................................    380        18,924
St. Jude Medical, Inc. (a)..................................    190        14,753
                                                                       ----------
                                                                           63,515
                                                                       ----------
HEALTH CARE FACILITIES  2.4%
Quest Diagnostics, Inc. (a).................................    410        29,401
Tenet Healthcare Corp. (a)..................................    380        22,314
                                                                       ----------
                                                                           51,715
                                                                       ----------
HOME IMPROVEMENT RETAIL  0.6%
Lowe's Co., Inc. ...........................................    260        12,067
                                                                       ----------

HOMEBUILDING  0.4%
Centex Corp. ...............................................    140         7,993
                                                                       ----------

HOUSEHOLD PRODUCTS  0.5%
Church & Dwight Co, Inc. ...................................    120         3,196
Dial Corp. .................................................    500         8,575
                                                                       ----------
                                                                           11,771
                                                                       ----------
INDUSTRIAL MACHINERY  0.2%
Donaldson Co, Inc. .........................................    130         5,049
                                                                       ----------

INFORMATION TECHNOLOGY  0.5%
McDATA Corp., Class B (a)...................................    400        10,044
                                                                       ----------

INSURANCE BROKERS  0.4%
Arthur J. Gallagher & Co. ..................................    250         8,622
                                                                       ----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
INTERNET RETAIL  0.9%
eBay, Inc. (a)..............................................    250    $   16,725
Ticketmaster, Class B (a)...................................    240         3,934
                                                                       ----------
                                                                           20,659
                                                                       ----------
INTERNET SOFTWARE & SERVICES  0.7%
FreeMarkets, Inc. (a).......................................    270         6,472
Overture Services, Inc. (a).................................    270         9,566
                                                                       ----------
                                                                           16,038
                                                                       ----------
IT CONSULTING & SERVICES  2.0%
Accenture Ltd., Class A (Bermuda) (a).......................    390        10,499
Internet Security Systems, Inc. (a).........................    200         6,412
Investment Technology Group, Inc. (a).......................    195         7,619
PEC Solutions, Inc. (a).....................................    140         5,265
SunGard Data Systems, Inc. (a)..............................    500        14,465
                                                                       ----------
                                                                           44,260
                                                                       ----------
LEISURE FACILITIES  0.2%
International Speedway Corp., Class A.......................    130         5,083
                                                                       ----------

LEISURE PRODUCTS  0.3%
Activision, Inc. (a)........................................    280         7,283
                                                                       ----------

MANAGED HEALTH CARE  3.1%
Caremark Rx, Inc. (a).......................................    760        12,396
Pediatrix Medical Group, Inc. (a)...........................    380        12,890
UnitedHealth Group, Inc. ...................................    380        26,893
WellPoint Health Networks, Inc. (a).........................    130        15,190
                                                                       ----------
                                                                           67,369
                                                                       ----------
MEAT POULTRY & FISH  0.3%
Smithfield Foods, Inc. (a)..................................    320         7,053
                                                                       ----------

METAL & GLASS CONTAINERS  0.5%
Ball Corp. .................................................    140         9,898
                                                                       ----------

NETWORKING EQUIPMENT  0.9%
Brocade Communications Systems, Inc. (a)....................    380        12,586
Riverstone Networks, Inc. (a)...............................    420         6,972
                                                                       ----------
                                                                           19,558
                                                                       ----------
OIL & GAS EQUIPMENT & SERVICES  3.6%
Baker Hughes, Inc. .........................................    590        21,517
BJ Services Co. (a).........................................    720        23,364
Smith International, Inc. (a)...............................    260        13,941

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
OIL & GAS EQUIPMENT & SERVICES (CONTINUED)
Weatherford International, Inc. (a).........................    520    $   19,375
                                                                       ----------
                                                                           78,197
                                                                       ----------
OIL & GAS EXPLORATION & PRODUCTION  1.1%
Apache Corp. ...............................................    275        13,717
EOG Resources, Inc. ........................................    260        10,169
                                                                       ----------
                                                                           23,886
                                                                       ----------
PACKAGED FOODS  1.4%
General Mills, Inc. ........................................    280        14,563
Hormel Foods Corp. .........................................    430        11,554
McCormick & Co., Inc. ......................................    130         5,456
                                                                       ----------
                                                                           31,573
                                                                       ----------
PHARMACEUTICALS  4.4%
American Pharmaceutical Partners, Inc. (a)..................  1,200        24,960
Barr Laboratories, Inc. (a).................................    190        15,078
Biovail Corp. (Canada) (a)..................................    250        14,063
King Pharmaceuticals, Inc. (a)..............................    270        11,375
Medicis Pharmaceutical Corp., Class A (a)...................    140         9,043
Mylan Laboratories, Inc. ...................................    565        21,188
                                                                       ----------
                                                                           95,707
                                                                       ----------
PUBLISHING & PRINTING  1.1%
Gemstar-TV Guide International, Inc. (a)....................    460        12,742
New York Times Co., Class A.................................    260        11,245
                                                                       ----------
                                                                           23,987
                                                                       ----------
RESTAURANTS  0.8%
Applebee's International, Inc. .............................    250         8,550
CBRL Group, Inc. ...........................................    280         8,243
                                                                       ----------
                                                                           16,793
                                                                       ----------
SEMICONDUCTOR EQUIPMENT  1.5%
Cabot Microelectronics Corp. (a)............................    130        10,303
KLA-Tencor Corp. (a)........................................    260        12,886
Lam Research Corp. (a)......................................    390         9,056
                                                                       ----------
                                                                           32,245
                                                                       ----------
SEMICONDUCTORS  6.1%
Genesis Microchip, Inc. (Canada) (a)........................    380        25,126
Marvell Technology Group Ltd. (Bermuda) (a).................    270         9,671
Maxim Integrated Products, Inc. (a).........................    250        13,128
Microchip Technology, Inc. (a)..............................    630        24,406
Microtune, Inc. (a).........................................    570        13,372
NVIDIA Corp. (a)............................................    510        34,119

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
SEMICONDUCTORS (CONTINUED)
RF Micro Devices, Inc. (a)..................................    630    $   12,115
                                                                       ----------
                                                                          131,937
                                                                       ----------
SPECIALTY CHEMICALS  0.2%
International Flavors & Fragrances, Inc. ...................    130         3,862
                                                                       ----------

SPECIALTY STORES  4.2%
AutoZone, Inc. (a)..........................................    250        17,950
Bed Bath & Beyond, Inc. (a).................................    260         8,814
Blockbuster, Inc., Class A..................................    380         9,576
Circuit City Stores, Inc.--CarMax Group (a).................    250         5,685
Michaels Stores, Inc. (a)...................................    260         8,567
O'Reilly Automotive, Inc. (a)...............................    250         9,118
Office Depot, Inc. (a)......................................    750        13,905
Pier 1 Imports, Inc. .......................................    240         4,162
Sonic Automotive, Inc. Class A (a)..........................    240         5,626
Williams-Sonoma, Inc. (a)...................................    200         8,580
                                                                       ----------
                                                                           91,983
                                                                       ----------
SYSTEMS SOFTWARE  2.6%
Network Associates, Inc. (a)................................    630        16,286
Symantec Corp. (a)..........................................    250        16,583
VERITAS Software Corp. (a)..................................    550        24,657
                                                                       ----------
                                                                           57,526
                                                                       ----------
TELECOMMUNICATIONS EQUIPMENT  1.7%
Nokia Corp.-- ADR (Finland).................................    650        15,945
Polycom, Inc. (a)...........................................    410        14,104
UTStarcom, Inc. (a).........................................    280         7,980
                                                                       ----------
                                                                           38,029
                                                                       ----------
TRADING COMPANIES & DISTRIBUTORS  0.5%
Numerical Technologies, Inc. (a)............................    280         9,856
                                                                       ----------

TOTAL LONG-TERM INVESTMENTS  91.6%
  (Cost $1,798,634).................................................    1,993,654

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                         MARKET
DESCRIPTION                                                              VALUE
REPURCHASE AGREEMENT  10.4%
UBS Securities ($226,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/01, to be sold on 01/02/02 at $226,021)
  (Cost $226,000)...................................................   $  226,000
                                                                       ----------

TOTAL INVESTMENTS  102.0%
  (Cost $2,024,634).................................................    2,219,654
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.0%).......................      (43,913)
                                                                       ----------

NET ASSETS  100.0%..................................................   $2,175,741
                                                                       ==========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments (Cost $2,024,634).........................  $ 2,219,654
Receivables:
  Investments Sold..........................................      143,006
  Expense Reimbursement from Adviser........................       10,364
  Dividends.................................................          561
  Interest..................................................           11
Other.......................................................        8,159
                                                              -----------
    Total Assets............................................    2,381,755
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      141,754
  Distributor and Affiliates................................        1,949
  Custodian Bank............................................          408
  Portfolio Shares Repurchased..............................          325
Accrued Expenses............................................       48,844
Trustees' Deferred Compensation and Retirement Plans........       12,734
                                                              -----------
    Total Liabilities.......................................      206,014
                                                              -----------
NET ASSETS..................................................  $ 2,175,741
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 3,056,453
Net Unrealized Appreciation.................................      195,020
Accumulated Distributions in Excess of Net Investment
  Income....................................................       (6,025)
Accumulated Net Realized Loss...............................   (1,069,707)
                                                              -----------
NET ASSETS..................................................  $ 2,175,741
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE (Based on net assets of $2,175,741 and 481,186
  shares of beneficial interest issued and outstanding).....  $      4.52
                                                              ===========

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Interest....................................................  $   6,239
Dividends (Net of foreign withholding taxes of $11).........      4,029
                                                              ---------
    Total Income............................................     10,268
                                                              ---------
EXPENSES:
Custody.....................................................     25,090
Shareholder Reports.........................................     18,966
Audit.......................................................     16,725
Shareholder Services........................................     14,092
Trustees' Fees and Related Expenses.........................     13,903
Accounting..................................................     12,551
Investment Advisory Fee.....................................     11,417
Distribution (12b-1) and Service Fees.......................      2,985
Legal.......................................................        296
Other.......................................................      5,046
                                                              ---------
    Total Expenses..........................................    121,071
    Expense Reduction ($11,417 Investment Advisory Fee and
      $90,296 Other)........................................    101,713
    Less Credits Earned on Cash Balances....................        178
                                                              ---------
    Net Expenses............................................     19,180
                                                              ---------
NET INVESTMENT LOSS.........................................  $  (8,912)
                                                              =========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(856,387)
                                                              ---------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (51,281)
  End of the Period.........................................    195,020
                                                              ---------
Net Unrealized Appreciation During the Period...............    246,301
                                                              ---------
NET REALIZED AND UNREALIZED LOSS............................  $(610,086)
                                                              =========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(618,998)
                                                              =========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Year Ended December 31, 2001 and the Period September 25, 2000 (Commencement of Investment Operations) through December 31, 2000

                                                                 SEPTEMBER 25, 2000
                                                                   (COMMENCEMENT
                                                                   OF INVESTMENT
                                               YEAR ENDED          OPERATIONS) TO
                                            DECEMBER 31, 2001    DECEMBER 31, 2000
                                            ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss........................    $   (8,912)           $     (566)
Net Realized Loss..........................      (856,387)             (213,320)
Net Unrealized Appreciation/Depreciation
  During the Period........................       246,301               (51,281)
                                               ----------            ----------
Change in Net Assets from Operations.......      (618,998)             (265,167)
Distributions from Net Investment Income...       (20,246)                  -0-
                                               ----------            ----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...............................      (639,244)             (265,167)
                                               ----------            ----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..................     1,962,822               370,987
Net Asset Value of Shares Issued Through
  Dividend Reinvestment....................        20,246                   -0-
Cost of Shares Repurchased.................      (267,409)               (6,494)
                                               ----------            ----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.............................     1,715,659               364,493
                                               ----------            ----------
TOTAL INCREASE IN NET ASSETS...............     1,076,415                99,326
NET ASSETS:
Beginning of the Period....................     1,099,326             1,000,000
                                               ----------            ----------
End of the Period (Including accumulated
  undistributed net investment income of
  ($6,025) and $16,451, respectively)......    $2,175,741            $1,099,326
                                               ==========            ==========

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      SEPTEMBER 25, 2000
                                                          YEAR          (COMMENCEMENT
                                                         ENDED          OF INVESTMENT
                                                      DECEMBER 31,      OPERATIONS) TO
                                                          2001        DECEMBER 31, 2000
CLASS II SHARES                                       ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.............   $  7.46            $ 10.00
                                                        -------            -------
  Net Investment Loss................................      (.02)               -0-
  Net Realized and Unrealized Loss...................     (2.82)             (2.54)
                                                        -------            -------
Total from Investment Operations.....................     (2.84)             (2.54)
Less Distributions from Net Investment Income........       .10                -0-
                                                        -------            -------
NET ASSET VALUE, END OF THE PERIOD...................   $  4.52            $  7.46
                                                        =======            =======

Total Return* (a)....................................   -38.26%            -25.40%**
Net Assets at End of the Period (In millions)........   $   2.2            $   1.1
Ratio of Expenses to Average Net Assets* (b).........     1.27%              1.26%
Ratio of Net Investment Loss to Average Net
  Assets*............................................     (.59%)             (.23%)
Portfolio Turnover...................................      303%                62%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..............     7.95%             15.73%
Ratio of Net Investment Loss to Average Net Assets...    (7.27%)           (14.70%)

** Non-Annualized

(a) These returns include combined Rule 12b-1 fees and services fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2001.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Aggressive Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business Trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth. The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies. The Portfolio commenced investment operations on September 25, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Portfolio had an accumulated capital loss carryforward for tax purposes of $1,040,740, which will expire between December 31, 2008 and 2009. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of loses relating to wash sale transactions.

    At December 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $2,038,803; the aggregate gross unrealized appreciation is $206,740 and the aggregate gross unrealized depreciation is $25,889, resulting in net unrealized appreciation on long- and short-term investments of $180,851.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. A permanent difference relating to net operating loss totaling $5,869 has been reclassified to capital from accumulated distributions in excess of net investment income. Additionally, a permanent difference relating to excise tax and overdistribution of net investment

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

income totalling $793 and $20, respectively, were also reclassified to capital from accumulated distributions in excess of net investment income.

F. EXPENSE REDUCTIONS During the year ended December 31, 2001, the Portfolio's custody fee was reduced by $178 as a result of credits earned on cash balances:

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly based upon the average daily net assets as follow:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    For the year ended December 31, 2001, the Adviser voluntarily waived $11,417 of its investment advisory fees and assumed $90,296 of the Portfolio's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $296 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the portfolio, of which a trustee of the portfolio is an affiliated person.

    Under an Accounting Services Agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such securities to each portfolio. The Adviser allocates the cost of such services to each portfolio with assets exceeding $20 million. For the year ended December 31, 2001, no cost was allocated to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $13,800. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $8,159 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended December 31, 2001, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $103,580.

    At December 31, 2001, Van Kampen owned 100,000 shares of the Portfolio.

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $3,056,453. For the year ended December 31, 2001, share transactions were as follows:

Beginning Shares............................................    147,281
Sales.......................................................    376,241
Dividend Reinvestment.......................................      3,813
Repurchases.................................................    (46,149)
                                                                -------
Ending Shares...............................................    481,186
                                                                =======

    At December 31, 2000, capital aggregated $1,347,476. For the period ended December 31, 2000, share transactions were as follows:

Beginning Shares............................................    100,000
Sales.......................................................     48,182
Repurchases.................................................       (901)
                                                                -------
Ending Shares...............................................    147,281
                                                                =======

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,972,775 and $4,325,930, respectively.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to its Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2001 are payments retained by Van Kampen of approximately $800.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Comstock Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Comstock Portfolio (the "Portfolio"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for the period ended December 31, 1999 was audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 6, 2002

                BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  89.5%
ADVERTISING  1.1%
Interpublic Group Co., Inc. ................................   73,600   $  2,174,144
                                                                        ------------

AIRLINES  0.1%
AMR Corp. (a)...............................................   13,200        292,644
                                                                        ------------
APPAREL RETAIL  2.6%
The Gap, Inc. ..............................................  249,600      3,479,424
The Limited, Inc. ..........................................  118,100      1,738,432
                                                                        ------------
                                                                           5,217,856
                                                                        ------------
APPLICATION SOFTWARE  0.5%
Electronics for Imaging, Inc. (a)...........................   47,400      1,057,494
                                                                        ------------

BANKS  2.7%
Bank of America Corp. ......................................   25,797      1,623,921
FleetBoston Financial Corp. ................................   17,318        632,107
Instinet Group, Inc. (a)....................................   13,900        139,695
SunTrust Banks, Inc. .......................................   14,300        896,610
Washington Mutual, Inc. ....................................   26,870        878,649
Wells Fargo & Co. ..........................................   26,410      1,147,514
                                                                        ------------
                                                                           5,318,496
                                                                        ------------
COMPUTER HARDWARE  1.6%
Compaq Computer Corp. ......................................  163,500      1,595,760
Dell Computer Corp. (a).....................................   16,100        437,598
Gateway, Inc. (a)...........................................   13,000        104,520
Hewlett-Packard Co. ........................................   43,400        891,436
International Business Machines Corp. ......................      900        108,864
                                                                        ------------
                                                                           3,138,178
                                                                        ------------
COMPUTER STORAGE & PERIPHERALS  0.8%
Lexmark International, Inc., Class A (a)....................   27,700      1,634,300
                                                                        ------------

CONSUMER FINANCE  0.3%
Capital One Financial Corp. ................................   11,900        642,005
                                                                        ------------

DEPARTMENT STORES  3.0%
Federated Department Stores, Inc. (a).......................  144,960      5,928,864
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
DIVERSIFIED CHEMICALS  2.7%
Dow Chemical Co. ...........................................   67,600   $  2,283,528
Du Pont (E.I.) de Nemours & Co. ............................   72,600      3,086,226
                                                                        ------------
                                                                           5,369,754
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES  3.3%
Bear Stearns Co., Inc. .....................................    5,590        327,798
Freddie Mac.................................................   48,640      3,181,056
J.P. Morgan Chase & Co. ....................................   16,455        598,139
Nationwide Financial Services, Inc., Class A................    2,300         95,358
Stilwell Financial, Inc. ...................................   67,800      1,845,516
USA Education, Inc. ........................................    6,070        510,001
                                                                        ------------
                                                                           6,557,868
                                                                        ------------
DIVERSIFIED METALS & MINING  0.7%
Fording, Inc. (Canada)......................................    3,040         54,325
Freeport-McMoRan Copper & Gold, Inc., Class B (a)...........   97,955      1,311,617
                                                                        ------------
                                                                           1,365,942
                                                                        ------------
DRUG RETAIL  0.7%
CVS Corp. ..................................................   46,000      1,361,600
                                                                        ------------

ELECTRIC UTILITIES  10.0%
American Electric Power Co., Inc. ..........................   25,572      1,113,149
Constellation Energy Group, Inc. ...........................   16,930        449,491
Duke Energy Corp. ..........................................   38,000      1,491,880
Exelon Corp. ...............................................   55,395      2,652,313
IDACORP, Inc. ..............................................   15,050        611,030
NSTAR.......................................................    6,366        285,515
OGE Energy Corp. ...........................................   13,620        314,350
Public Service Enterprise Group.............................   17,900        755,201
Reliant Energy, Inc. .......................................  185,700      4,924,764
Scottish Power PLC--ADR (United Kingdom)....................   69,164      1,500,859
Southern Co. ...............................................   70,300      1,782,105
TXU Corp. ..................................................   66,490      3,135,003
Xcel Energy, Inc. ..........................................   23,568        653,776
                                                                        ------------
                                                                          19,669,436
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  2.2%
Flextronics International Ltd. (Singapore) (a)..............   14,300        343,057
Jabil Circuit, Inc. (a).....................................   40,700        924,704
KEMET Corp. (a).............................................   23,100        410,025
Solectron Corp. (a).........................................  234,000      2,639,520
                                                                        ------------
                                                                           4,317,306
                                                                        ------------
ENVIRONMENTAL SERVICES  0.5%
Waste Management, Inc. .....................................   32,930      1,050,796
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
FOOD RETAIL  1.4%
Kroger Co. (a)..............................................  129,200   $  2,696,404
                                                                        ------------

GOLD  0.9%
Barrick Gold Corp. (Canada).................................   64,930      1,035,633
Placer Dome, Inc. (Canada)..................................   72,470        790,648
                                                                        ------------
                                                                           1,826,281
                                                                        ------------
HEALTH CARE FACILITIES  0.3%
HCA, Inc. ..................................................   13,725        528,961
                                                                        ------------

HOTELS  0.0%
Fairmont Hotels & Resorts, Inc. (Canada)....................    4,325        103,368
                                                                        ------------

HOUSEHOLD PRODUCTS  1.9%
Kimberly-Clark Corp. .......................................   15,060        900,588
Procter & Gamble Co. .......................................   34,900      2,761,637
                                                                        ------------
                                                                           3,662,225
                                                                        ------------
HOUSEWARES & SPECIALTIES  0.4%
Newell Rubbermaid, Inc. ....................................   28,200        777,474
                                                                        ------------

INDUSTRIAL MACHINERY  0.8%
Cognex Corp. (a)............................................   45,200      1,157,572
Ingersoll-Rand Co. .........................................   10,500        439,005
                                                                        ------------
                                                                           1,596,577
                                                                        ------------
INSURANCE BROKERS  0.7%
Aon Corp. ..................................................   36,700      1,303,584
                                                                        ------------

INTEGRATED OIL & GAS  7.6%
BP PLC--ADR (United Kingdom)................................  169,580      7,887,166
ChevronTexaco Corp. ........................................   31,090      2,785,975
Conoco, Inc. ...............................................  150,400      4,256,320
                                                                        ------------
                                                                          14,929,461
                                                                        ------------
INTEGRATED TELECOMMUNICATION SERVICES  3.7%
AT&T Corp. .................................................   50,000        907,000
Deutsche Telekom AG--ADR (Germany)..........................   57,100        964,990
Sprint Corp. ...............................................  233,700      4,692,696
Verizon Communications, Inc. ...............................   15,280        725,189
                                                                        ------------
                                                                           7,289,875
                                                                        ------------
IT CONSULTING & SERVICES  0.5%
Check Point Software Technologies Ltd. (Israel) (a).........   16,800        670,152
SunGard Data Systems, Inc. (a)..............................   11,000        318,230
                                                                        ------------
                                                                             988,382
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
LIFE & HEALTH INSURANCE  1.1%
Principal Financial Group, Inc. (a).........................   19,400   $    465,600
Torchmark Corp. ............................................   31,010      1,219,623
UnumProvident Corp. ........................................   16,600        440,066
                                                                        ------------
                                                                           2,125,289
                                                                        ------------
MANAGED HEALTH CARE  0.9%
Aetna, Inc. ................................................   37,700      1,243,723
Anthem, Inc. (a)............................................    9,100        450,450
                                                                        ------------
                                                                           1,694,173
                                                                        ------------
MARINE  0.0%
CP Ships Ltd (United Kingdom) (a)...........................    4,325         46,970
                                                                        ------------

MOVIES & ENTERTAINMENT  0.6%
Walt Disney Co. ............................................   55,000      1,139,600
                                                                        ------------

NETWORKING EQUIPMENT  0.1%
Cisco Systems, Inc. (a).....................................    9,700        175,667
                                                                        ------------

OIL & GAS DRILLING  1.1%
Diamond Offshore Drilling, Inc. ............................   70,380      2,139,552
                                                                        ------------

OIL & GAS EQUIPMENT & SERVICES  5.7%
Halliburton Co. ............................................  500,890      6,561,659
PanCanadian Energy Corp. (Canada)...........................   13,044        339,144
Schlumberger Ltd. ..........................................   77,450      4,255,878
                                                                        ------------
                                                                          11,156,681
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION  0.4%
Apache Corp. ...............................................    5,250        261,870
Burlington Resources, Inc. .................................   10,300        386,662
Unocal Corp. ...............................................    1,790         64,565
                                                                        ------------
                                                                             713,097
                                                                        ------------
PACKAGED FOODS  3.3%
ConAgra Foods, Inc. ........................................  105,800      2,514,866
Sara Lee Corp. .............................................  182,360      4,053,863
                                                                        ------------
                                                                           6,568,729
                                                                        ------------
PAPER PACKAGING  0.6%
Sealed Air Corp. (a)........................................   29,500      1,204,190
                                                                        ------------

PAPER PRODUCTS  3.1%
Boise Cascade Corp. ........................................   38,590      1,312,446
International Paper Co. ....................................  119,079      4,804,838
                                                                        ------------
                                                                           6,117,284
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
PHARMACEUTICALS  4.5%
American Home Products Corp. ...............................   22,700   $  1,392,872
Aventis SA--ADR (France)....................................    6,855        486,705
Bristol-Myers Squibb Co. ...................................   30,300      1,545,300
Merck & Co., Inc. ..........................................   15,600        917,280
Pharmacia Corp. ............................................   50,200      2,141,030
Roche Holdings AG--ADR (Switzerland)........................   14,000        976,500
Schering-Plough Corp. ......................................   39,500      1,414,495
                                                                        ------------
                                                                           8,874,182
                                                                        ------------
PROPERTY & CASUALTY  3.7%
Allstate Corp. .............................................   87,600      2,952,120
AMBAC Financial Group, Inc. ................................   27,480      1,589,993
Berkshire Hathaway, Inc., Class B (a).......................      485      1,224,625
Chubb Corp. ................................................   16,450      1,135,050
LandAmerica Financial Group, Inc. ..........................   16,120        462,644
                                                                        ------------
                                                                           7,364,432
                                                                        ------------
RAILROADS  0.6%
Burlington Northern Santa Fe Corp. .........................   32,800        935,784
Canadian Pacific Railway Ltd. (Canada)......................    8,750        170,625
                                                                        ------------
                                                                           1,106,409
                                                                        ------------
RESTAURANTS  1.9%
McDonald's Corp. ...........................................  130,400      3,451,688
Outback Steakhouse, Inc. (a)................................    6,700        229,475
                                                                        ------------
                                                                           3,681,163
                                                                        ------------
SEMICONDUCTOR EQUIPMENT  0.9%
Applied Materials, Inc. (a).................................    2,200         88,220
Credence Systems Corp. (a)..................................   61,300      1,138,341
Novellus Systems, Inc. (a)..................................   12,000        473,400
                                                                        ------------
                                                                           1,699,961
                                                                        ------------
SEMICONDUCTORS  0.1%
Intel Corp. ................................................    8,300        261,035
                                                                        ------------

SOFT DRINKS  0.5%
Coca Cola Enterprises, Inc. ................................   56,800      1,075,792
                                                                        ------------

SPECIALTY CHEMICALS  0.5%
Rohm & Haas Co. ............................................   29,400      1,018,122
                                                                        ------------

SPECIALTY STORES  0.7%
Zale Corp. (a)..............................................   31,500      1,319,220
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
STEEL  0.7%
USX-U.S. Steel Group (a)....................................   81,690   $  1,479,406
                                                                        ------------

SYSTEMS SOFTWARE  0.6%
BMC Software, Inc. (a)......................................   37,800        618,786
Microsoft Corp. (a).........................................    7,780        515,425
                                                                        ------------
                                                                           1,134,211
                                                                        ------------
TELECOMMUNICATIONS EQUIPMENT  5.4%
Andrew Corp. (a)............................................   28,900        632,621
Comverse Technology, Inc. (a)...............................   91,800      2,053,566
Ericsson LM Tel, Class B--ADR (Sweden)......................  152,200        794,484
JDS Uniphase Corp. (a)......................................  131,700      1,143,156
Motorola, Inc. .............................................  343,800      5,163,876
Nokia Corp.--ADR (Finland)..................................   35,900        880,627
                                                                        ------------
                                                                          10,668,330
                                                                        ------------
TOBACCO  1.2%
Philip Morris Co., Inc. ....................................   51,440      2,358,524
                                                                        ------------

WIRELESS TELECOMMUNICATION SERVICES  0.3%
AT&T Wireless Services, Inc. (a)............................   37,267        535,527
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  89.5%
  (Cost $179,378,545)................................................    176,456,821
                                                                        ------------

REPURCHASE AGREEMENT  14.1%
UBS Securities ($27,787,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/01, to be sold on
  01/02/02 at $27,789,624)
  (Cost $27,787,000).................................................     27,787,000
                                                                        ------------

TOTAL INVESTMENTS  103.6%
  (Cost $207,165,545)................................................    204,243,821
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.6%)........................     (7,177,183)
                                                                        ------------

NET ASSETS  100.0%...................................................   $197,066,638
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments, including repurchase agreement of
  $27,787,000 (Cost $207,165,545)...........................    $204,243,821
Cash........................................................             310
Receivables:
  Investments Sold..........................................       1,343,534
  Portfolio Shares Sold.....................................         826,123
  Dividends.................................................         201,979
  Interest..................................................           1,312
Other.......................................................          18,204
                                                                ------------
    Total Assets............................................     206,635,283
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       9,209,990
  Portfolio Shares Repurchased..............................         135,618
  Investment Advisory Fee...................................          93,933
  Distributor and Affiliates................................          44,652
Accrued Expenses............................................          59,974
Trustees' Deferred Compensation and Retirement Plans........          24,478
                                                                ------------
    Total Liabilities.......................................       9,568,645
                                                                ------------
NET ASSETS..................................................    $197,066,638
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $199,271,713
Accumulated Undistributed Net Investment Income.............       1,318,756
Accumulated Distributions in Excess of Net Realized Gain....        (602,107)
Net Unrealized Depreciation.................................      (2,921,724)
                                                                ------------
NET ASSETS..................................................    $197,066,638
                                                                ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $80,854,303 and
    7,078,373 shares of beneficial interest issued and
    outstanding)............................................    $      11.42
                                                                ============
  Class II Shares (Based on net assets of $116,212,335 and
    10,204,158 shares of beneficial interest issued and
    outstanding)............................................    $      11.39
                                                                ============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $17,550).....    $ 1,799,628
Interest....................................................        494,243
                                                                -----------
    Total Income............................................      2,293,871
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        617,834
Distribution (12b-1) and Service Fees.......................        139,714
Custody.....................................................         48,386
Shareholder Reports.........................................         48,114
Shareholder Services........................................         17,925
Trustees' Fees and Related Expenses.........................         15,414
Legal.......................................................          2,264
Other.......................................................         69,903
                                                                -----------
    Total Expenses..........................................        959,554
    Less Credits Earned on Cash Balances....................          1,471
                                                                -----------
    Net Expenses............................................        958,083
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 1,335,788
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $   888,571
  Futures...................................................     (1,387,778)
  Foreign Currency Transactions.............................            125
                                                                -----------
Net Realized Loss...........................................       (499,082)
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      2,642,957
  End of the Period.........................................     (2,921,724)
                                                                -----------
Net Unrealized Depreciation During the Period...............     (5,564,681)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(6,063,763)
                                                                ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(4,727,975)
                                                                ===========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                    YEAR ENDED           YEAR ENDED
                                                 DECEMBER 31, 2001    DECEMBER 31, 2000
                                                 --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........................   $  1,335,788          $   158,720
Net Realized Gain/Loss..........................       (499,082)             249,770
Net Unrealized Appreciation/Depreciation During
  the Period....................................     (5,564,681)           2,719,995
                                                   ------------          -----------
Change in Net Assets from Operations............     (4,727,975)           3,128,485
                                                   ------------          -----------

Distributions from Net Investment Income:
  Class I Shares................................            -0-             (112,156)
  Class II Shares...............................            -0-              (58,020)
                                                   ------------          -----------
                                                            -0-             (170,176)
                                                   ------------          -----------

Distributions from Net Realized Gain*:
  Class I Shares................................        (96,134)            (123,850)
  Class II Shares...............................        (88,000)             (53,438)
                                                   ------------          -----------
                                                       (184,134)            (177,288)
                                                   ------------          -----------
Total Distributions.............................       (184,134)            (347,464)
                                                   ------------          -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................     (4,912,109)           2,781,021
                                                   ------------          -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......................    183,870,579           23,535,840
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................        184,134              347,464
Cost of Shares Repurchased......................     (8,878,630)          (1,456,300)
                                                   ------------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................    175,176,083           22,427,004
                                                   ------------          -----------
TOTAL INCREASE IN NET ASSETS....................    170,263,974           25,208,025
NET ASSETS:
Beginning of the Period.........................     26,802,664            1,594,639
                                                   ------------          -----------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,318,756 and $(17,157), respectively).......   $197,066,638          $26,802,664
                                                   ============          ===========
* Including Short-Term Gains of:
  Class I Shares................................   $     91,891          $    78,567
  Class II Shares...............................         84,115               30,413
                                                   ------------          -----------
    Total Short-Term Gains......................   $    176,006          $   108,980
                                                   ============          ===========

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                       APRIL 30, 1999
                                                     YEAR ENDED         (COMMENCEMENT
                                                    DECEMBER 31,        OF INVESTMENT
CLASS I SHARES                                    ----------------     OPERATIONS) TO
                                                   2001      2000     DECEMBER 31, 1999
                                                  -------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD......... $11.75    $ 9.31         $10.00
                                                  ------    ------         ------
  Net Investment Income..........................    .09       .14            .10
  Net Realized and Unrealized Gain/Loss..........   (.38)     2.57           (.66)
                                                  ------    ------         ------
Total from Investment Operations.................   (.29)     2.71           (.56)
                                                  ------    ------         ------
Less:
  Distributions from and in Excess of Net
    Investment Income............................    -0-       .09            .13
  Distributions from and in Excess of Net
    Realized Gain................................    .04       .18            -0-
                                                  ------    ------         ------
Total Distributions..............................    .04       .27            .13
                                                  ------    ------         ------
NET ASSET VALUE, END OF THE PERIOD............... $11.42    $11.75         $ 9.31
                                                  ======    ======         ======

Total Return*.................................... -2.46%    29.79%       -5.53%**
Net Assets at End of the Period (In millions).... $ 80.9    $ 16.7         $  1.6
Ratio of Expenses to Average Net Assets* (a).....   .81%     1.01%           .95%
Ratio of Net Investment Income to Average Net
  Assets*........................................  1.42%     2.49%          1.99%
Portfolio Turnover...............................    50%       74%            42%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..........    N/A     2.20%         10.36%
Ratio of Net Investment Income/Loss to Average
  Net Assets.....................................    N/A     1.30%         (7.42%)

** Non-Annualized

(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .06% for the year ended December 31, 2000.

N/A--Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      SEPTEMBER 18, 2000
                                                                        (COMMENCEMENT
                                                       YEAR ENDED       OF INVESTMENT
CLASS II SHARES                                       DECEMBER 31,      OPERATIONS) TO
                                                          2001        DECEMBER 31, 2000
                                                      ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.............    $11.75             $10.19
                                                         ------             ------
  Net Investment Income..............................       .10                .04
  Net Realized and Unrealized Gain/Loss..............      (.42)              1.68
                                                         ------             ------
Total from Investment Operations.....................      (.32)              1.72
                                                         ------             ------
Less:
  Distributions from and in Excess of Net Investment
    Income...........................................       -0-                .08
  Distributions from and in Excess of Net Realized
    Gain.............................................       .04                .08
                                                         ------             ------
Total Distributions..................................       .04                .16
                                                         ------             ------
NET ASSET VALUE, END OF THE PERIOD...................    $11.39             $11.75
                                                         ======             ======

Total Return* (a)....................................    -2.80%           17.07%**
Net Assets at End of the Period (In millions)........    $116.2             $ 10.1
Ratio of Expenses to Average Net Assets*.............     1.04%              1.20%
Ratio of Net Investment Income to Average Net
  Assets*............................................     1.19%              2.14%
Portfolio Turnover...................................       50%                74%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..............       N/A              2.38%
Ratio of Net Investment Income to Average Net
  Assets.............................................       N/A               .96%

** Non-Annualized

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

N/A--Not Applicable

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Comstock Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware Business Unit, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth and income through investments in equity securities including common and preferred stocks and securities convertible into common and preferred stocks. The Portfolio commenced investment operations on April 30, 1999. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At December 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $209,792,008; the aggregate gross unrealized appreciation is $7,601,680 and the aggregate gross unrealized depreciation is $13,149,867, resulting in net unrealized depreciation on long- and short-term investments of $5,548,187.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, the amount of accumulated undistributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. A permanent difference relating to a currency gain totaling $125 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income.

F. EXPENSE REDUCTIONS During the year ended December 31, 2001, the Portfolio's custody fee was reduced by $1,471 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................      .60%
Over $500 million...........................................      .55%

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .95% and 1.20% for Classes I and II, respectively. For the year ended December 31, 2001, the Adviser did not voluntarily waive any of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $2,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $18,200, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $15,800. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $18,183 are included in "Other" assets on

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

the Statement of Assets and Liabilities at December 31, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended December 31, 2001, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $11,511.

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $81,200,912 and $118,070,801 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class I................................................   6,334,251    $ 74,284,697
  Class II...............................................   9,431,069     109,585,882
                                                           ----------    ------------
Total Sales..............................................  15,765,320    $183,870,579
                                                           ==========    ============
Dividend Reinvestment:
  Class I................................................       8,530    $     96,134
  Class II...............................................       7,808          88,000
                                                           ----------    ------------
Total Dividend Reinvestment..............................      16,338    $    184,134
                                                           ==========    ============
Repurchases:
  Class I................................................    (684,022)   $ (7,813,803)
  Class II...............................................     (95,894)     (1,064,827)
                                                           ----------    ------------
Total Repurchases........................................    (779,916)   $ (8,878,630)
                                                           ==========    ============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    At December 31, 2000, capital aggregated $14,633,884 and $9,461,746 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class I..................................................  1,366,538    $14,172,328
  Class II.................................................    852,259      9,363,512
                                                             ---------    -----------
Total Sales................................................  2,218,797    $23,535,840
                                                             =========    ===========
Dividend Reinvestment:
  Class I..................................................     21,969    $   236,006
  Class II.................................................     10,132        111,458
                                                             ---------    -----------
Total Dividend Reinvestment................................     32,101    $   347,464
                                                             =========    ===========
Repurchases:
  Class I..................................................   (140,132)   $(1,443,079)
  Class II.................................................     (1,216)       (13,221)
                                                             ---------    -----------
Total Repurchases..........................................   (141,348)   $(1,456,300)
                                                             =========    ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $202,685,306 and $46,075,007, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Portfolio invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded stock index futures. These contracts are generally used

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $25,000, for the year ended December 31, 2001, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2000............................       -0-
Futures Opened..............................................        99
Futures Closed..............................................       (99)
                                                                   ---
Outstanding at December 31, 2001............................       -0-
                                                                   ===

6. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to its Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2001 are payments retained by Van Kampen of approximately $100,200.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Emerging Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Emerging Growth Portfolio (the "Portfolio"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 6, 2002

                BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  90.6%
ADVERTISING  0.8%
Omnicom Group, Inc. ........................................   15,000   $  1,340,250
TMP Worldwide, Inc. (a).....................................   70,000      3,003,000
                                                                        ------------
                                                                           4,343,250
                                                                        ------------
AEROSPACE & DEFENSE  1.0%
Lockheed Martin Corp. ......................................  110,000      5,133,700
                                                                        ------------

AIR FREIGHT & COURIERS  0.5%
FedEx Corp. (a).............................................   48,000      2,490,240
                                                                        ------------

AIRLINES  0.4%
Southwest Airlines Co. .....................................  118,000      2,180,640
                                                                        ------------

APPAREL RETAIL  0.4%
TJX Co., Inc. ..............................................   50,000      1,993,000
                                                                        ------------

APPLICATION SOFTWARE  3.5%
Electronic Arts, Inc. (a)...................................   85,000      5,095,750
Intuit, Inc. (a)............................................   92,000      3,935,760
PeopleSoft, Inc. (a)........................................  165,000      6,633,000
Rational Software Corp. (a).................................  120,000      2,340,000
                                                                        ------------
                                                                          18,004,510
                                                                        ------------
AUTO PARTS & EQUIPMENT  0.5%
Johnson Controls, Inc. .....................................   25,000      2,018,750
Magna International, Inc., Class A (Canada).................   10,000        634,700
                                                                        ------------
                                                                           2,653,450
                                                                        ------------
BANKS  2.2%
Bank of America Corp. ......................................   45,000      2,832,750
Dime Bancorp, Inc. .........................................   45,000      1,623,600
Fifth Third Bancorp.........................................   45,000      2,759,850
First Tennessee National Corp. .............................   35,000      1,269,100
North Fork Bancorp, Inc. ...................................   30,000        959,700
SouthTrust Corp. ...........................................   90,000      2,220,300
                                                                        ------------
                                                                          11,665,300
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
BIOTECHNOLOGY  4.0%
Amgen, Inc. (a).............................................   60,000   $  3,386,400
Cephalon, Inc. (a)..........................................   15,000      1,133,775
Genzyme Corp. (a)...........................................   95,000      5,686,700
Gilead Sciences, Inc. (a)...................................   75,000      4,929,000
IDEC Pharmaceuticals Corp. (a)..............................   80,000      5,514,400
                                                                        ------------
                                                                          20,650,275
                                                                        ------------
BROADCASTING & CABLE TV  0.9%
Clear Channel Communications, Inc. (a)......................   45,000      2,290,950
USA Networks, Inc. (a)......................................   95,000      2,594,450
                                                                        ------------
                                                                           4,885,400
                                                                        ------------
CASINOS & GAMING  0.6%
International Game Technology (a)...........................   48,000      3,278,400
                                                                        ------------

COMPUTER & ELECTRONICS RETAIL  1.4%
Best Buy Co., Inc. (a)......................................   80,000      5,958,400
Circuit City Stores-Circuit City Group......................   60,000      1,557,000
                                                                        ------------
                                                                           7,515,400
                                                                        ------------
COMPUTER HARDWARE  4.1%
Dell Computer Corp. (a).....................................  335,000      9,105,300
International Business Machines Corp. ......................   75,000      9,072,000
Sun Microsystems, Inc. (a)..................................  240,000      2,952,000
                                                                        ------------
                                                                          21,129,300
                                                                        ------------
COMPUTER STORAGE & PERIPHERALS  0.2%
Emulex Corp. (a)............................................   25,000        987,750
                                                                        ------------

CONSUMER FINANCE  0.2%
MBNA Corp. .................................................   30,000      1,056,000
                                                                        ------------

DATA PROCESSING SERVICES  2.5%
Affiliated Computer Services, Inc., Class A (a).............   35,000      3,714,550
First Data Corp. ...........................................   90,000      7,060,500
Fiserv, Inc. (a)............................................   47,500      2,010,200
                                                                        ------------
                                                                          12,785,250
                                                                        ------------
DEPARTMENT STORES  1.1%
Kohl's Corp. (a)............................................   81,000      5,705,640
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
DIVERSIFIED COMMERCIAL SERVICES  4.0%
Apollo Group, Inc., Class A (a).............................   45,000   $  2,025,450
Cendant Corp. (a)...........................................  240,000      4,706,400
Concord EFS, Inc. (a).......................................  306,000     10,030,680
H&R Block, Inc. ............................................   85,000      3,799,500
                                                                        ------------
                                                                          20,562,030
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES  2.1%
Charles Schwab Corp. .......................................  165,000      2,552,550
Freddie Mac.................................................   48,000      3,139,200
Lehman Brothers Holdings, Inc. .............................   35,000      2,338,000
USA Education, Inc. ........................................   35,000      2,940,700
                                                                        ------------
                                                                          10,970,450
                                                                        ------------
ELECTRIC UTILITIES  0.5%
Calpine Corp. (a)...........................................  140,000      2,350,600
                                                                        ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS  1.9%
Broadcom Corp., Class A (a).................................   72,000      2,942,640
Intersil Corp., Class A (a).................................   60,000      1,935,000
Sanmina-SCI Corp. (a).......................................   95,000      1,890,500
Semtech Corp. (a)...........................................   55,000      1,962,950
Waters Corp. (a)............................................   25,000        968,750
                                                                        ------------
                                                                           9,699,840
                                                                        ------------
ENVIRONMENTAL SERVICES  0.6%
Waste Management, Inc. .....................................   90,000      2,871,900
                                                                        ------------

FOOD RETAIL  0.2%
Whole Foods Market, Inc. (a)................................   25,000      1,089,000
                                                                        ------------

FOOTWEAR  0.8%
NIKE, Inc., Class B.........................................   75,000      4,218,000
                                                                        ------------

GENERAL MERCHANDISE STORES  2.8%
Costco Wholesale Corp. (a)..................................  120,000      5,325,600
Ross Stores, Inc. ..........................................   70,000      2,245,600
Target Corp. ...............................................   70,000      2,873,500
Wal-Mart Stores, Inc. ......................................   70,000      4,028,500
                                                                        ------------
                                                                          14,473,200
                                                                        ------------
HEALTH CARE DISTRIBUTORS & SERVICES  1.0%
AmerisourceBergen Corp. ....................................   35,000      2,224,250
McKesson Corp. .............................................   80,000      2,992,000
                                                                        ------------
                                                                           5,216,250
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
HEALTH CARE EQUIPMENT  3.0%
Baxter International, Inc. .................................   70,000   $  3,754,100
Biomet, Inc. ...............................................   70,000      2,163,000
Cytyc Corp. (a).............................................   25,000        652,500
Guidant Corp. (a)...........................................   90,000      4,482,000
St. Jude Medical, Inc. (a)..................................   60,000      4,659,000
                                                                        ------------
                                                                          15,710,600
                                                                        ------------
HEALTH CARE FACILITIES  1.9%
HCA, Inc. ..................................................   44,000      1,695,760
Quest Diagnostics, Inc. (a).................................   45,000      3,226,950
Tenet Healthcare Corp. (a)..................................   82,000      4,815,040
                                                                        ------------
                                                                           9,737,750
                                                                        ------------
HEALTH CARE SUPPLIES  0.5%
Allergan, Inc. .............................................   34,600      2,596,730
                                                                        ------------

HOME IMPROVEMENT RETAIL  3.7%
Home Depot, Inc. ...........................................  165,000      8,416,650
Lowe's Co., Inc. ...........................................  230,000     10,674,300
                                                                        ------------
                                                                          19,090,950
                                                                        ------------
HOMEBUILDING  0.6%
Centex Corp. ...............................................   35,000      1,998,150
Lennar Corp. ...............................................   25,000      1,170,500
                                                                        ------------
                                                                           3,168,650
                                                                        ------------
HOUSEHOLD PRODUCTS  0.8%
Procter & Gamble Co. .......................................   50,000      3,956,500
                                                                        ------------

INDUSTRIAL CONGLOMERATES  1.1%
Tyco International, Ltd. (Bermuda)..........................   94,700      5,577,830
                                                                        ------------

INFORMATION TECHNOLOGY  1.3%
Siebel Systems, Inc. (a)....................................  120,000      3,357,600
Xilinx, Inc. (a)............................................   92,000      3,592,600
                                                                        ------------
                                                                           6,950,200
                                                                        ------------
INSURANCE BROKERS  0.3%
Arthur J. Gallagher & Co. ..................................   45,000      1,552,050
                                                                        ------------

INTEGRATED OIL & GAS  0.6%
Phillips Petroleum Co. .....................................   50,000      3,013,000
                                                                        ------------

INTERNET RETAIL  1.5%
eBay, Inc. (a)..............................................  120,000      8,028,000
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
IT CONSULTING & SERVICES  2.7%
Accenture Ltd., Class A (Bermuda) (a).......................   70,000   $  1,884,400
Check Point Software Technologies Ltd. (Israel) (a).........  143,000      5,704,270
Electronic Data Systems Corp. ..............................   70,000      4,798,500
SunGard Data Systems, Inc. (a)..............................   50,000      1,446,500
                                                                        ------------
                                                                          13,833,670
                                                                        ------------
LEISURE PRODUCTS  0.3%
Mattel, Inc. ...............................................   90,000      1,548,000
                                                                        ------------

MANAGED HEALTH CARE  1.7%
UnitedHealth Group, Inc. ...................................   61,000      4,316,970
WellPoint Health Networks, Inc. (a).........................   40,000      4,674,000
                                                                        ------------
                                                                           8,990,970
                                                                        ------------
METAL & GLASS CONTAINERS  0.3%
Ball Corp. .................................................   20,000      1,414,000
                                                                        ------------

MOTORCYCLE MANUFACTURERS  0.7%
Harley-Davidson, Inc. ......................................   70,000      3,801,700
                                                                        ------------

MOVIES & ENTERTAINMENT  1.0%
Viacom, Inc., Class B (a)...................................  118,400      5,227,360
                                                                        ------------

MULTI-LINE INSURANCE  0.7%
American International Group, Inc. .........................   45,000      3,573,000
                                                                        ------------

NETWORKING EQUIPMENT  1.5%
Brocade Communications Systems, Inc. (a)....................   85,000      2,815,200
Cisco Systems, Inc. (a).....................................  285,000      5,161,350
                                                                        ------------
                                                                           7,976,550
                                                                        ------------
OIL & GAS DRILLING  0.1%
GlobalSantaFe Corp. ........................................   20,000        570,400
                                                                        ------------

OIL & GAS EQUIPMENT & SERVICES  1.6%
Baker Hughes, Inc. .........................................  114,100      4,161,227
BJ Services Co. (a).........................................   85,000      2,758,250
Halliburton Co. ............................................   91,000      1,192,100
                                                                        ------------
                                                                           8,111,577
                                                                        ------------
PACKAGED FOODS  0.6%
General Mills, Inc. ........................................   60,000      3,120,600
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
PHARMACEUTICALS  4.9%
Abbott Laboratories.........................................   95,000   $  5,296,250
American Home Products Corp. ...............................   35,000      2,147,600
Barr Laboratories, Inc. (a).................................   20,000      1,587,200
Biovail Corp. (Canada) (a)..................................   35,000      1,968,750
Forest Laboratories, Inc. (a)...............................   35,000      2,868,250
Immunex Corp. (a)...........................................   70,000      1,939,700
Johnson & Johnson...........................................   70,000      4,137,000
King Pharmaceuticals, Inc. (a)..............................   68,333      2,878,869
Pfizer, Inc. ...............................................   70,000      2,789,500
                                                                        ------------
                                                                          25,613,119
                                                                        ------------
PUBLISHING & PRINTING  0.6%
Gemstar-TV Guide International, Inc. (a)....................  120,000      3,324,000
                                                                        ------------

RESTAURANTS  0.3%
Darden Restaurants, Inc. ...................................   50,000      1,770,000
                                                                        ------------

SEMICONDUCTOR EQUIPMENT  0.8%
KLA-Tencor Corp. (a)........................................   85,000      4,212,600
                                                                        ------------

SEMICONDUCTORS  8.6%
Analog Devices, Inc. (a)....................................   50,000      2,219,500
Genesis Microchip, Inc. (Canada) (a)........................   35,000      2,314,200
Intel Corp. ................................................  335,000     10,535,750
Linear Technology Corp. ....................................   45,000      1,756,800
Maxim Integrated Products, Inc. (a).........................   86,000      4,515,860
Microchip Technology, Inc. (a)..............................  140,000      5,423,600
Micron Technology, Inc. (a).................................  145,000      4,495,000
National Semiconductor Corp. (a)............................  120,000      3,694,800
NVIDIA Corp. (a)............................................   75,000      5,017,500
RF Micro Devices, Inc. (a)..................................  120,000      2,307,600
Texas Instruments, Inc. ....................................   85,000      2,380,000
                                                                        ------------
                                                                          44,660,610
                                                                        ------------
SOFT DRINKS  0.6%
Pepsi Bottling Group, Inc. .................................   70,000      1,645,000
PepsiCo, Inc. ..............................................   35,000      1,704,150
                                                                        ------------
                                                                           3,349,150
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
SPECIALTY STORES  2.5%
AutoZone, Inc. (a)..........................................   45,000   $  3,231,000
Bed Bath & Beyond, Inc. (a).................................  180,000      6,102,000
Blockbuster, Inc., Class A..................................   35,000        882,000
Office Depot, Inc. (a)......................................  150,000      2,781,000
                                                                        ------------
                                                                          12,996,000
                                                                        ------------
STEEL  0.4%
Cerner Corp. (a)............................................   45,000      2,246,850
                                                                        ------------

SYSTEMS SOFTWARE  4.1%
Computer Associates International, Inc. ....................  120,000      4,138,800
Microsoft Corp. (a).........................................  122,000      8,082,500
Network Associates, Inc. (a)................................  155,000      4,006,750
VERITAS Software Corp. (a)..................................  117,000      5,245,110
                                                                        ------------
                                                                          21,473,160
                                                                        ------------
TELECOMMUNICATIONS EQUIPMENT  2.2%
L-3 Communications Holdings, Inc. (a).......................   20,000      1,800,000
Nokia Corp.--ADR (Finland)..................................  235,000      5,764,550
Polycom, Inc. (a)...........................................  105,000      3,612,000
                                                                        ------------
                                                                          11,176,550
                                                                        ------------
WIRELESS TELECOMMUNICATION SERVICES  0.9%
Sprint Corp. (PCS Group) (a)................................   95,000      2,318,950
Vodafone Group PLC--ADR (United Kingdom)....................   95,000      2,439,600
                                                                        ------------
                                                                           4,758,550
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  90.6%
  (Cost $431,208,105)................................................    471,039,451

REPURCHASE AGREEMENT  9.7%
UBS Securities ($50,531,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/01, to be sold on
  01/02/02 at $50,535,772)
  (Cost $50,531,000).................................................     50,531,000

TOTAL INVESTMENTS  100.3%
  (Cost $481,739,105)................................................    521,570,451

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3%)........................     (1,629,843)
                                                                        ------------

NET ASSETS  100.0%...................................................   $519,940,608
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments (Cost $481,739,105).......................    $ 521,570,451
Cash........................................................              476
Receivables:
  Investments Sold..........................................        3,949,635
  Portfolio Shares Sold.....................................          578,974
  Dividends.................................................          151,369
  Interest..................................................            2,386
Other.......................................................           52,673
                                                                -------------
    Total Assets............................................      526,305,964
                                                                -------------
LIABILITIES:
Payables:
  Investments Purchased.....................................        3,522,439
  Portfolio Shares Repurchased..............................        2,321,423
  Investment Advisory Fee...................................          306,499
  Distributor and Affiliates................................           56,438
Accrued Expenses............................................           87,032
Trustees' Deferred Compensation and Retirement Plans........           71,525
                                                                -------------
    Total Liabilities.......................................        6,365,356
                                                                -------------
NET ASSETS..................................................    $ 519,940,608
                                                                =============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $ 784,115,795
Net Unrealized Appreciation.................................       39,831,346
Accumulated Undistributed Net Investment Income.............        1,101,997
Accumulated Net Realized Loss...............................     (305,108,530)
                                                                -------------
NET ASSETS..................................................    $ 519,940,608
                                                                =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $398,380,043 and
  14,049,417 shares of beneficial interest issued and
  outstanding)..............................................    $       28.36
                                                                =============
  Class II Shares (Based on net assets of $121,560,565 and
  4,296,003 shares of beneficial interest issued and
  outstanding)..............................................    $       28.30
                                                                =============

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Interest....................................................  $   3,573,339
Dividends (Net of foreign withholding taxes of $4,394)......      2,062,496
                                                              -------------
    Total Income............................................      5,635,835
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      3,887,380
Distribution (12b-1) and Service Fees.......................        209,694
Custody.....................................................         73,558
Legal.......................................................         21,244
Trustees' Fees and Related Expenses.........................         20,724
Shareholder Services........................................         17,663
Other.......................................................        234,439
                                                              -------------
    Total Expenses..........................................      4,464,702
                                                              -------------
NET INVESTMENT INCOME.......................................  $   1,171,133
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(262,717,691)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     11,702,174
  End of the Period.........................................     39,831,346
                                                              -------------
Net Unrealized Appreciation During the Period...............     28,129,172
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(234,588,519)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(233,417,386)
                                                              =============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2001    DECEMBER 31, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $   1,171,133        $     490,815
Net Realized Loss................................    (262,717,691)         (42,224,421)
Net Unrealized Appreciation/Depreciation During
  the Period.....................................      28,129,172          (87,655,199)
                                                    -------------        -------------
Change in Net Assets from Operations.............    (233,417,386)        (129,388,805)
                                                    -------------        -------------

Distributions from Net Investment Income:
  Class I Shares.................................        (512,780)                 -0-
  Class II Shares................................             -0-                  -0-
                                                    -------------        -------------
                                                         (512,780)                 -0-
                                                    -------------        -------------

Distributions from Net Realized Gain:
  Class I Shares.................................             -0-           (1,128,627)
  Class II Shares................................             -0-                  -0-
                                                    -------------        -------------
                                                              -0-           (1,128,627)
                                                    -------------        -------------
Total Distributions..............................        (512,780)          (1,128,627)
                                                    -------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................    (233,930,166)        (130,517,432)
                                                    -------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     360,213,505          618,567,657
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................         512,780            1,128,627
Cost of Shares Repurchased.......................    (260,943,862)         (98,583,033)
                                                    -------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      99,782,423          521,113,251
                                                    -------------        -------------
TOTAL INCREASE/DECREASE IN NET ASSETS............    (134,147,743)         390,595,819
NET ASSETS:
Beginning of the Period..........................     654,088,351          263,492,532
                                                    -------------        -------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,101,997 and $443,644, respectively).........   $ 519,940,608        $ 654,088,351
                                                    =============        =============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                               YEAR ENDED DECEMBER 31,
CLASS I SHARES                   ----------------------------------------------------
                                  2001       2000        1999       1998       1997
                                 ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................  $ 41.44    $ 46.22    $  22.62    $ 16.45    $ 13.66
                                 -------    -------    --------    -------    -------
  Net Investment Income/Loss...      .08        .04        (.01)      (.01)      (.01)
  Net Realized and Unrealized
    Gain/Loss..................   (13.13)     (4.67)      23.61       6.19       2.80
                                 -------    -------    --------    -------    -------
Total from Investment
  Operations...................   (13.05)     (4.63)      23.60       6.18       2.79
                                 -------    -------    --------    -------    -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................      .03        -0-         -0-        .01        -0-
  Distributions from Net
    Realized Gain..............      -0-        .15         -0-        -0-        -0-
                                 -------    -------    --------    -------    -------
Total Distributions............      .03        .15         -0-        .01        -0-
                                 -------    -------    --------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD.......................  $ 28.36    $ 41.44    $  46.22    $ 22.62    $ 16.45
                                 =======    =======    ========    =======    =======

Total Return*..................  -31.49%    -10.15%     104.38%     37.56%     20.42%
Net Assets at End of the Period
  (In millions)................  $ 398.4    $ 602.6    $  263.5    $  33.4    $  10.5
Ratio of Expenses to Average
  Net Assets...................     .76%       .75%        .85%       .85%       .85%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets.......................     .26%       .09%       (.17%)     (.23%)     (.11%)
Portfolio Turnover.............     174%       108%         96%        91%       116%
* If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................      N/A        N/A        .88%      1.23%      2.14%
Ratio of Net Investment Loss to
  Average Net Assets...........      N/A        N/A       (.20%)     (.61%)    (1.40%)

N/A--Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      SEPTEMBER 18, 2000
                                                          YEAR          (COMMENCEMENT
                                                         ENDED          OF INVESTMENT
CLASS II SHARES                                       DECEMBER 31,      OPERATIONS) TO
                                                          2001        DECEMBER 31, 2000
                                                      ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.............   $ 41.41            $ 53.39
                                                        -------            -------
  Net Investment Income/Loss.........................      (.03)               .01
  Net Realized and Unrealized Loss...................    (13.08)            (11.99)
                                                        -------            -------
Total from Investment Operations.....................    (13.11)            (11.98)
                                                        -------            -------
NET ASSET VALUE, END OF THE PERIOD...................   $ 28.30            $ 41.41
                                                        =======            =======

Total Return (a).....................................   -31.66%            -22.44%*
Net Assets at End of the Period (In millions)........   $ 121.6            $  51.5
Ratio of Expenses to Average Net Assets..............     1.01%              1.00%
Ratio of Net Investment Income/Loss to Average Net
  Assets.............................................     (.10%)              .16%
Portfolio Turnover...................................      174%               108%*

 * Non-Annualized

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Emerging Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation. The Portfolio commenced investment operations on July 3, 1995. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2001, the Portfolio had an accumulated capital loss carryforward for tax purposes of $283,733,169 which will expire between December 31, 2008 and 2009.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of deferral of losses relating to wash sale transactions and post October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $489,451,831; the aggregate gross unrealized appreciation is $48,325,951 and the aggregate gross unrealized depreciation is $16,207,331, resulting in net unrealized appreciation on long- and short-term investments of $32,118,620.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under accounting principles generally accepted in the United States of America and federal income tax purposes, the amount of undistributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .70%
Next $500 million...........................................       .65%
Over $1 billion.............................................       .60%

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .85% and 1.10% for Class I and II, respectively. For the year ended December 31, 2001, the Advisor did not voluntarily waive any of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $21,200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $40,600, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which is reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $15,000. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, invested in the common shares of those funds selected by the

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

trustees. Investments in such funds of $50,575 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended December 31, 2001, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $18,810.

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $627,748,850 and $156,366,945 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                            SHARES          VALUE
Sales:
  Class I...............................................   7,902,921    $ 259,887,868
  Class II..............................................   3,165,797      100,325,637
                                                          ----------    -------------
Total Sales.............................................  11,068,718    $ 360,213,505
                                                          ==========    =============
Dividend Reinvestment:
  Class I...............................................      15,974    $     512,780
  Class II..............................................         -0-              -0-
                                                          ----------    -------------
Total Dividend Reinvestment.............................      15,974    $     512,780
                                                          ==========    =============
Repurchases:
  Class I...............................................  (8,411,454)   $(257,713,839)
  Class II..............................................    (113,278)      (3,230,023)
                                                          ----------    -------------
Total Repurchases.......................................  (8,524,732)   $(260,943,862)
                                                          ==========    =============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    At December 31, 2000, capital aggregated $625,062,041 and $59,271,331 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class I................................................  10,845,482    $559,296,326
  Class II...............................................   1,243,484      59,271,331
                                                           ----------    ------------
Total Sales..............................................  12,088,966    $618,567,657
                                                           ==========    ============
Dividend Reinvestment:
  Class I................................................      17,911    $  1,128,627
  Class II...............................................         -0-             -0-
                                                           ----------    ------------
Total Dividend Reinvestment..............................      17,911    $  1,128,627
                                                           ==========    ============
Repurchases:
  Class I................................................  (2,021,647)   $(98,583,033)
  Class II...............................................         -0-             -0-
                                                           ----------    ------------
Total Repurchases........................................  (2,021,647)   $(98,583,033)
                                                           ==========    ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $982,367,647 and $837,968,451, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to its Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2001 are payments retained by Van Kampen of approximately $178,600.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Enterprise Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Enterprise Portfolio (the "Portfolio"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 6, 2002

                BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  98.9%
ADVERTISING  0.6%
Interpublic Group Cos., Inc. ...............................   33,000   $    974,820
                                                                        ------------

APPAREL & ACCESSORIES  0.7%
Jones Apparel Group, Inc. (a)...............................   35,000      1,160,950
                                                                        ------------

APPAREL RETAIL  1.0%
TJX Co., Inc. ..............................................   39,000      1,554,540
                                                                        ------------

APPLICATION SOFTWARE  2.0%
Autodesk, Inc. .............................................   17,000        633,590
Cadence Design Systems, Inc. (a)............................   16,600        363,872
Citrix Systems, Inc. (a)....................................   14,000        317,240
Intuit, Inc. (a)............................................    8,000        342,240
PeopleSoft, Inc. (a)........................................   20,000        804,000
Peregrine Systems, Inc. (a).................................   31,000        459,730
Rational Software Corp. (a).................................   17,000        331,500
                                                                        ------------
                                                                           3,252,172
                                                                        ------------
AUTO PARTS & EQUIPMENT  0.9%
Johnson Controls, Inc. .....................................   11,000        888,250
Lear Corp. (a)..............................................   14,000        533,960
                                                                        ------------
                                                                           1,422,210
                                                                        ------------
BANKS  4.9%
Bank of America Corp. ......................................   40,000      2,518,000
Bank One Corp. .............................................   22,000        859,100
FleetBoston Financial Corp. ................................   16,100        587,650
SunTrust Banks, Inc. .......................................    8,000        501,600
Wachovia Corp. .............................................   40,000      1,254,400
Washington Mutual, Inc. ....................................   41,250      1,348,875
Wells Fargo & Co. ..........................................   17,000        738,650
                                                                        ------------
                                                                           7,808,275
                                                                        ------------
BIOTECHNOLOGY  1.8%
Genzyme Corp. (a)...........................................   27,000      1,616,220
Human Genome Sciences, Inc. (a).............................    6,000        202,320

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
BIOTECHNOLOGY (CONTINUED)
IDEC Pharmaceuticals Corp. (a)..............................   10,000   $    689,300
MedImmune, Inc. (a).........................................    9,000        417,150
                                                                        ------------
                                                                           2,924,990
                                                                        ------------
BROADCASTING & CABLE TV  0.5%
Comcast Corp., Class A (a)..................................   23,000        828,000
                                                                        ------------

COMPUTER & ELECTRONICS RETAIL  0.9%
Best Buy Co., Inc. (a)......................................    6,000        446,880
CDW Computer Centers, Inc. (a)..............................   18,845      1,012,165
                                                                        ------------
                                                                           1,459,045
                                                                        ------------
COMPUTER HARDWARE  3.1%
Dell Computer Corp. (a).....................................   15,000        407,700
International Business Machines Corp. ......................   37,000      4,475,520
                                                                        ------------
                                                                           4,883,220
                                                                        ------------
CONSUMER FINANCE  1.0%
Capital One Financial Corp. ................................    5,000        269,750
Countrywide Credit Industries, Inc. ........................   13,000        532,610
Household International, Inc. ..............................    5,600        324,464
MBNA Corp. .................................................   13,900        489,280
                                                                        ------------
                                                                           1,616,104
                                                                        ------------
DATA PROCESSING SERVICES  3.1%
Affiliated Computer Services, Inc., Class A (a).............   14,000      1,485,820
Automatic Data Processing, Inc. ............................    9,000        530,100
First Data Corp. ...........................................   37,000      2,902,650
                                                                        ------------
                                                                           4,918,570
                                                                        ------------
DEPARTMENT STORES  2.5%
Federated Department Stores, Inc. (a).......................   33,000      1,349,700
Kohl's Corp. (a)............................................   18,000      1,267,920
Sears Roebuck & Co. ........................................   28,000      1,333,920
                                                                        ------------
                                                                           3,951,540
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES  1.2%
Cendant Corp. (a)...........................................  101,000      1,980,610
                                                                        ------------

DIVERSIFIED FINANCIAL SERVICES  7.8%
Bear Stearns Cos., Inc. ....................................    9,000        527,760
Citigroup, Inc. ............................................   38,300      1,933,384
Fannie Mae..................................................   48,500      3,855,750
Freddie Mac.................................................   41,000      2,681,400
J.P. Morgan Chase & Co. ....................................   20,900        759,715
Lehman Brothers Holdings, Inc. .............................   19,000      1,269,200

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Merrill Lynch & Co., Inc. ..................................   16,700   $    870,404
USA Education, Inc. ........................................    6,000        504,120
                                                                        ------------
                                                                          12,401,733
                                                                        ------------
ELECTRIC UTILITIES  1.0%
Entergy Corp. ..............................................   20,000        782,200
Reliant Energy, Inc. .......................................   31,600        838,032
                                                                        ------------
                                                                           1,620,232
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  6.1%
Celestica, Inc. (Canada) (a)................................   76,400      3,085,796
Flextronics International Ltd. (Singapore) (a)..............   53,000      1,271,470
Sanmina-SCI Corp. (a).......................................   80,640      1,604,736
Solectron Corp. (a).........................................  145,000      1,635,600
Tech Data Corp. (a).........................................   33,000      1,428,240
Waters Corp. (a)............................................   19,800        767,250
                                                                        ------------
                                                                           9,793,092
                                                                        ------------
ENVIRONMENTAL SERVICES  2.0%
Waste Management, Inc. .....................................   99,800      3,184,618
                                                                        ------------

FOOTWEAR  0.3%
Reebok International Ltd. (a)...............................   18,000        477,000
                                                                        ------------

GENERAL MERCHANDISE STORES  1.0%
Wal-Mart Stores, Inc. ......................................   28,000      1,611,400
                                                                        ------------

HEALTH CARE DISTRIBUTORS & SERVICES  1.0%
AmerisourceBergen Corp. ....................................    7,740        491,877
Cardinal Health, Inc. ......................................    8,850        572,241
Lincare Holdings, Inc. (a)..................................   16,000        458,400
                                                                        ------------
                                                                           1,522,518
                                                                        ------------
HEALTH CARE EQUIPMENT  2.5%
Baxter International, Inc. .................................   27,000      1,448,010
Biomet, Inc. ...............................................   14,000        432,600
Guidant Corp. (a)...........................................   23,000      1,145,400
Hillenbrand Industries, Inc. ...............................    9,000        497,430
St. Jude Medical, Inc. (a)..................................    7,000        543,550
                                                                        ------------
                                                                           4,066,990
                                                                        ------------
HEALTH CARE FACILITIES  1.5%
HCA, Inc. ..................................................   26,900      1,036,726
Tenet Healthcare Corp. (a)..................................   24,000      1,409,280
                                                                        ------------
                                                                           2,446,006
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
HEALTH CARE SUPPLIES  0.6%
Allergan, Inc. .............................................   12,800   $    960,640
                                                                        ------------

HOME IMPROVEMENT RETAIL  2.1%
Home Depot, Inc. ...........................................   40,000      2,040,400
Lowe's Cos., Inc. ..........................................   28,000      1,299,480
                                                                        ------------
                                                                           3,339,880
                                                                        ------------
HOTELS  0.5%
Starwood Hotels & Resorts Worldwide, Inc., Class B..........   27,400        817,890
                                                                        ------------

INDUSTRIAL CONGLOMERATES  5.6%
General Electric Co. .......................................   92,700      3,715,416
Minnesota Mining & Manufacturing Co. .......................   11,000      1,300,310
Tyco International, Ltd. (Bermuda)..........................   66,500      3,916,850
                                                                        ------------
                                                                           8,932,576
                                                                        ------------
INTEGRATED OIL & GAS  1.6%
Conoco, Inc. ...............................................   61,000      1,726,300
Phillips Petroleum Co. .....................................   15,000        903,900
                                                                        ------------
                                                                           2,630,200
                                                                        ------------
INTEGRATED TELECOMMUNICATION SERVICES  1.1%
Qwest Communications Intl., Inc. ...........................   67,000        946,710
Sprint Corp. ...............................................   21,200        425,696
WorldCom, Inc.--Worldcom Group (a)..........................   27,000        380,160
                                                                        ------------
                                                                           1,752,566
                                                                        ------------
IT CONSULTING & SERVICES  1.9%
Check Point Software Technologies Ltd.--ADR (Israel) (a)....   16,000        638,240
Electronic Data Systems Corp. ..............................   36,000      2,467,800
                                                                        ------------
                                                                           3,106,040
                                                                        ------------
LIFE & HEALTH INSURANCE  0.3%
Torchmark Corp. ............................................   11,000        432,630
                                                                        ------------

MANAGED HEALTH CARE  1.3%
UnitedHealth Group, Inc. ...................................   15,200      1,075,704
WellPoint Health Networks, Inc. (a).........................    8,000        934,800
                                                                        ------------
                                                                           2,010,504
                                                                        ------------
MOTORCYCLE MANUFACTURERS  0.4%
Harley-Davidson, Inc. ......................................   12,700        689,737
                                                                        ------------

MOVIES & ENTERTAINMENT  1.0%
AOL Time Warner, Inc. (a)...................................   50,000      1,605,000
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
MULTI-LINE INSURANCE  0.8%
American International Group, Inc. .........................   16,400   $  1,302,160
                                                                        ------------

NETWORKING EQUIPMENT  0.3%
Cisco Systems, Inc. (a).....................................   23,000        416,530
                                                                        ------------

OIL & GAS DRILLING  0.6%
Noble Drilling Corp. (a)....................................   28,900        983,756
                                                                        ------------

OIL & GAS EQUIPMENT & SERVICES  0.6%
Baker Hughes, Inc. .........................................   27,400        999,278
                                                                        ------------

PAPER PRODUCTS  0.3%
International Paper Co. ....................................   10,000        403,500
                                                                        ------------

PHARMACEUTICALS  11.3%
Abbott Laboratories, Inc. ..................................   26,900      1,499,675
American Home Products Corp. ...............................   24,900      1,527,864
Biovail Corp. (Canada) (a)..................................   10,000        562,500
Bristol-Myers Squibb Co. ...................................   33,700      1,718,700
Eli Lilly & Co. ............................................    6,600        518,364
Forest Laboratories, Inc. (a)...............................   13,000      1,065,350
IVAX Corp. (a)..............................................   31,000        624,340
Johnson & Johnson...........................................   43,000      2,541,300
King Pharmaceuticals, Inc. (a)..............................   12,000        505,560
Merck & Co., Inc. ..........................................   28,500      1,675,800
Mylan Laboratories, Inc. ...................................   15,000        562,500
Pfizer, Inc. ...............................................   93,300      3,718,005
Pharmacia Corp. ............................................   24,000      1,023,600
Schering-Plough Corp. ......................................   15,000        537,150
                                                                        ------------
                                                                          18,080,708
                                                                        ------------
PROPERTY & CASUALTY  0.8%
Allstate Corp. .............................................   21,600        727,920
MBIA, Inc. .................................................    9,000        482,670
                                                                        ------------
                                                                           1,210,590
                                                                        ------------
PUBLISHING & PRINTING  0.5%
New York Times Co., Class A.................................   19,000        821,750
                                                                        ------------

RAILROADS  0.7%
CSX Corp. ..................................................   31,000      1,086,550
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
RESTAURANTS  1.2%
Darden Restaurants, Inc. ...................................   26,000   $    920,400
Tricon Global Restaurants, Inc. (a).........................   20,000        984,000
                                                                        ------------
                                                                           1,904,400
                                                                        ------------
SEMICONDUCTOR EQUIPMENT  0.9%
Applied Materials, Inc. (a).................................    7,000        280,700
Lam Research Corp. (a)......................................   31,000        719,820
Novellus Systems, Inc. (a)..................................   11,000        433,950
                                                                        ------------
                                                                           1,434,470
                                                                        ------------
SEMICONDUCTORS  5.4%
Agere Systems, Inc. (a).....................................  188,300      1,071,427
Altera Corp. (a)............................................   17,000        360,740
Analog Devices, Inc. (a)....................................   53,700      2,383,743
Intel Corp. ................................................   35,000      1,100,750
International Rectifier Corp. (a)...........................   22,000        767,360
Lattice Semiconductor Corp. (a).............................   11,000        226,270
Linear Technology Corp. ....................................   18,500        722,240
LSI Logic Corp. (a).........................................   23,000        362,940
Micron Technology, Inc. ....................................    9,000        279,000
National Semiconductor Corp. (a)............................   25,000        769,750
Taiwan Semiconductor Manufacturing Co. Ltd. (241,000 Common
  Stock Warrants expiring 8/23/02) (Taiwan-Republic of
  China) (a)................................................  241,000        611,224
                                                                        ------------
                                                                           8,655,444
                                                                        ------------
SOFT DRINKS  0.8%
PepsiCo, Inc. ..............................................   27,800      1,353,582
                                                                        ------------

SPECIALTY CHEMICALS  0.6%
PPG Industries, Inc. .......................................   17,000        879,240
                                                                        ------------

SPECIALTY STORES  1.7%
AutoZone, Inc. (a)..........................................   15,000      1,077,000
Bed Bath & Beyond, Inc. (a).................................   29,000        983,100
Office Depot, Inc. (a)......................................   35,000        648,900
                                                                        ------------
                                                                           2,709,000
                                                                        ------------
SYSTEMS SOFTWARE  5.5%
BMC Software, Inc. (a)......................................   45,000        736,650
Computer Associates International, Inc. ....................   33,000      1,138,170
Microsoft Corp. (a).........................................   82,300      5,452,375
Oracle Corp. (a)............................................   26,350        363,894
Symantec Corp. (a)..........................................   17,000      1,127,610
                                                                        ------------
                                                                           8,818,699
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
TELECOMMUNICATIONS EQUIPMENT  1.4%
Comverse Technology, Inc. (a)...............................   34,000   $    760,580
Lucent Technologies, Inc. (a)...............................  242,000      1,522,180
                                                                        ------------
                                                                           2,282,760
                                                                        ------------
TOBACCO  1.7%
Philip Morris Co., Inc. ....................................   57,500      2,636,375
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  98.9%
  (Cost $153,462,007)................................................    158,115,090

REPURCHASE AGREEMENT  1.1%
BankAmerica Securities ($1,738,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/31/01, to
  be sold on 01/02/02 at $1,738,169) (Cost $1,738,000)...............      1,738,000
                                                                        ------------

TOTAL INVESTMENTS  100.0%
  (Cost $155,200,007)................................................    159,853,090
LIABILITIES IN EXCESS OF OTHER ASSETS  0.0%..........................        (22,468)
                                                                        ------------

NET ASSETS  100.0%...................................................   $159,830,622
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments (Cost $155,200,007).......................  $159,853,090
Receivables:
  Dividends.................................................       126,958
  Portfolio Shares Sold.....................................        55,031
Other.......................................................       100,262
                                                              ------------
    Total Assets............................................   160,135,341
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        64,569
  Portfolio Shares Repurchased..............................        53,283
  Distributor and Affiliates................................         7,470
  Custodian Bank............................................           164
Trustees' Deferred Compensation and Retirement Plans........       141,045
Accrued Expenses............................................        38,188
                                                              ------------
    Total Liabilities.......................................       304,719
                                                              ------------
NET ASSETS..................................................  $159,830,622
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $189,735,691
Net Unrealized Appreciation.................................     4,653,083
Accumulated Undistributed Net Investment Income.............       485,944
Accumulated Net Realized Loss...............................   (35,044,096)
                                                              ------------
NET ASSETS..................................................  $159,830,622
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $150,702,061 and
    10,118,311 shares of beneficial interest issued and
    outstanding)............................................  $      14.89
                                                              ============
  Class II Shares (Based on net assets of $9,128,561 and
    613,027 shares of beneficial interest issued and
    outstanding)............................................  $      14.89
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $79).........  $  1,208,208
Interest....................................................       391,119
                                                              ------------
    Total Income............................................     1,599,327
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       823,826
Accounting..................................................        50,573
Trustees' Fees and Related Expenses.........................        25,443
Custody.....................................................        24,515
Shareholder Services........................................        16,948
Distribution (12b-1) and Service Fees.......................        14,312
Legal.......................................................         5,717
Other.......................................................        70,302
                                                              ------------
    Total Expenses..........................................     1,031,636
    Investment Advisory Fee Reduction.......................        27,320
    Less Credits Earned on Cash Balances....................         1,645
                                                              ------------
    Net Expenses............................................     1,002,671
                                                              ------------
NET INVESTMENT INCOME.......................................  $    596,656
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(26,976,565)
  Futures...................................................    (1,069,939)
                                                              ------------
Net Realized Loss...........................................   (28,046,504)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    18,729,278
  End of the Period.........................................     4,653,083
                                                              ------------
Net Unrealized Depreciation During the Period...............   (14,076,195)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(42,122,699)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(41,526,043)
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2001    DECEMBER 31, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $    596,656         $    297,448
Net Realized Gain/Loss...........................    (28,046,504)           5,346,968
Net Unrealized Depreciation During the Period....    (14,076,195)         (40,812,387)
                                                    ------------         ------------
Change in Net Assets from Operations.............    (41,526,043)         (35,167,971)
                                                    ------------         ------------

Distributions from Net Investment Income:
  Class I Shares.................................       (318,098)            (329,999)
  Class II Shares................................         (1,498)                 -0-
                                                    ------------         ------------
                                                        (319,596)            (329,999)
                                                    ------------         ------------

Distributions from and in Excess of Net Realized
  Gain:
  Class I Shares.................................    (11,538,650)         (18,629,140)
  Class II Shares................................       (258,118)                 -0-
                                                    ------------         ------------
                                                     (11,796,768)         (18,629,140)
                                                    ------------         ------------
Total Distributions..............................    (12,116,364)         (18,959,139)
                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................    (53,642,407)         (54,127,110)
                                                    ------------         ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     41,021,904           82,630,421
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................     12,116,364           18,959,139
Cost of Shares Repurchased.......................    (35,759,032)         (25,505,383)
                                                    ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     17,379,236           76,084,177
                                                    ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS............    (36,263,171)          21,957,067
NET ASSETS:
Beginning of the Period..........................    196,093,793          174,136,726
                                                    ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $485,944
  and $208,884, respectively)....................   $159,830,622         $196,093,793
                                                    ============         ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  YEAR ENDED DECEMBER 31,
CLASS I SHARES                        ------------------------------------------------
                                       2001       2000       1999      1998      1997
                                      ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................  $ 20.27    $ 26.11    $22.39    $18.11    $16.26
                                      -------    -------    ------    ------    ------
  Net Investment Income.............      .06        .03       .05       .07       .09
  Net Realized and Unrealized
    Gain/Loss.......................    (4.20)     (3.19)     5.39      4.44      4.74
                                      -------    -------    ------    ------    ------
Total from Investment Operations....    (4.14)     (3.16)     5.44      4.51      4.83
                                      -------    -------    ------    ------    ------
Less:
  Distributions from Net Investment
    Income..........................      .03        .05       .07       .02       .10
  Distributions from Net Realized
    Gain............................     1.21       2.63      1.65       .21      2.88
                                      -------    -------    ------    ------    ------
Total Distributions.................     1.24       2.68      1.72       .23      2.98
                                      -------    -------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD..  $ 14.89    $ 20.27    $26.11    $22.39    $18.11
                                      =======    =======    ======    ======    ======

Total Return*.......................  -20.42%    -14.64%    25.85%    25.00%    30.66%
Net Assets at End of the Period (In
  millions).........................  $ 150.7    $ 193.8    $174.1    $123.6    $ 98.7
Ratio of Expenses to Average Net
  Assets*...........................     .60%       .60%      .60%      .60%      .60%
Ratio of Net Investment Income to
  Average Net Assets*...............     .37%       .15%      .22%      .35%      .47%
Portfolio Turnover..................      89%       114%      116%       82%       82%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets............................     .62%        N/A      .62%      .64%      .66%
Ratio of Net Investment Income to
  Average Net Assets................     .35%        N/A      .20%      .31%      .41%

N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                         JULY 24, 2000
CLASS II SHARES                                                          (COMMENCEMENT
                                                             YEAR        OF INVESTMENT
                                                            ENDED        OPERATIONS) TO
                                                         DECEMBER 31,     DECEMBER 31,
                                                             2001             2000
                                                         ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD................   $ 20.29          $ 25.47
                                                           -------          -------
  Net Investment Income.................................       .02              -0-
  Net Realized and Unrealized Loss......................     (4.20)           (5.18)
                                                           -------          -------
Total from Investment Operations........................     (4.18)           (5.18)
                                                           -------          -------
Less:
  Distributions from Net Investment Income..............       .01              -0-
  Distributions from Net Realized Gain..................      1.21              -0-
                                                           -------          -------
Total Distributions.....................................      1.22              -0-
                                                           -------          -------
NET ASSET VALUE, END OF THE PERIOD......................   $ 14.89          $ 20.29
                                                           =======          =======

Total Return* (a).......................................   -20.60%          -20.34%**
Net Assets at End of the Period (In millions)...........   $   9.1          $   2.3
Ratio of Expenses to Average Net Assets*................      .85%             .85%
Ratio of Net Investment Income to Average Net Assets*...      .16%             .06%
Portfolio Turnover......................................       89%             114%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.................      .87%              N/A
Ratio of Net Investment Income to Average Net Assets....      .14%              N/A

** Non-annualized

N/A = Not Applicable

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Enterprise Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation by investing principally in common stocks of growth companies. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on July 24, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements, which are short-term investments whereby the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Portfolio had an accumulated capital loss carryforward for tax purposes of $32,870,654 which will expire at December 31, 2009.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $156,581,550; the aggregate gross unrealized appreciation is $12,862,933 and the aggregate gross unrealized depreciation is $9,591,393, resulting in net unrealized appreciation on long- and short-term investments of $3,271,540.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended December 31, 2001, custody fees were reduced by $1,645 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolio"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolio as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Next $500 million...........................................       .45%
Over $1 billion.............................................       .40%

    The effective management fee based on the average daily net assets of the Combined Portfolios for the year ended December 31, 2001 was .50%.

    Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of .60% and .85% for Classes I and II, respectively. For the year ended December 31, 2001, the Adviser voluntarily waived $27,320 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $5,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $21,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $15,000. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those Portfolios selected by the trustees. Investments in such funds of $64,815 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $179,262,155 and $10,473,536 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class I.................................................   2,029,436    $ 32,268,631
  Class II................................................     554,649       8,753,273
                                                            ----------    ------------
Total Sales...............................................   2,584,085    $ 41,021,904
                                                            ==========    ============
Dividend Reinvestment:
  Class I.................................................     802,759    $ 11,856,749
  Class II................................................      17,542         259,615
                                                            ----------    ------------
Total Dividend Reinvestment...............................     820,301    $ 12,116,364
                                                            ==========    ============
Repurchases:
  Class I.................................................  (2,271,819)   $(34,649,752)
  Class II................................................     (73,982)     (1,109,280)
                                                            ----------    ------------
Total Repurchases.........................................  (2,345,801)   $(35,759,032)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    At December 31, 2000, capital aggregated $169,786,527 and $2,569,928 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class I.................................................   3,235,323    $ 80,049,235
  Class II................................................     115,314       2,581,186
                                                            ----------    ------------
Total Sales...............................................   3,350,637    $ 82,630,421
                                                            ==========    ============
Dividend Reinvestment:
  Class I.................................................     700,116    $ 18,959,139
  Class II................................................         -0-             -0-
                                                            ----------    ------------
Total Dividend Reinvestment...............................     700,116    $ 18,959,139
                                                            ==========    ============
Repurchases:
  Class I.................................................  (1,047,376)   $(25,494,125)
  Class II................................................        (496)        (11,258)
                                                            ----------    ------------
Total Repurchases.........................................  (1,047,872)   $(25,505,383)
                                                            ==========    ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $151,976,877 and $139,974,401, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Portfolio invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as an initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended December 31, 2001, were as follows:

                                                              CONTRACTS
Outstanding at December 30, 2000............................     -0-
Futures Opened..............................................      55
Futures Closed..............................................     (55)
                                                                 ---
Outstanding at December 31, 2001............................     -0-
                                                                 ===

6. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to the Portfolio's Class II Shares or such shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2001, are payments retained by Van Kampen of approximately $7,200.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Government Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Government Portfolio (the "Portfolio"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 7, 2002

                                                      BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                         COUPON           MATURITY            VALUE
          COLLATERALIZED MORTGAGE
          OBLIGATIONS  3.7%
$1,500    Federal Home Loan Mortgage
          Corp. ............................   5.500%    04/15/15               $ 1,533,187
   300    Federal National Mortgage
          Association Pools ................   6.000     02/25/02                   308,738
   750    Federal National Mortgage
          Association Pools.................   6.022     11/25/10                   748,986
                                                                                -----------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS....................................     2,590,911
                                                                                -----------

          MORTGAGE BACKED SECURITIES  21.5%
 1,699    Federal Home Loan Mortgage Corp.
          30 Year Pools.....................   6.000     06/01/29 to 09/01/29     1,676,068
 2,523    Federal Home Loan Mortgage Corp.
          30 Year Pools.....................   6.500     05/01/29 to 06/01/31     2,536,324
 1,392    Federal Home Loan Mortgage Corp.
          30 Year Pools.....................   7.500     10/01/24 to 11/01/29     1,440,555
    78    Federal Home Loan Mortgage Corp.
          30 Year Pools.....................   8.000     09/01/24 to 10/01/24        82,162
 1,512    Federal National Mortgage
          Association 15 Year Pools.........   6.000     01/01/14 to 08/01/14     1,524,595
   411    Federal National Mortgage
          Association 15 Year Pools.........   6.500     06/01/09 to 04/01/11       422,923
   657    Federal National Mortgage
          Association 15 Year Pools.........   7.000     07/01/10 to 01/01/12       683,867
   130    Federal National Mortgage
          Association 30 Year Pools.........   5.500     07/01/24 to 02/01/29       125,715
   175    Federal National Mortgage
          Association 30 Year Pools.........   6.000     03/01/28 to 12/01/28       172,554
 1,174    Federal National Mortgage
          Association 30 Year Pools.........   6.500     03/01/26 to 06/01/28     1,182,016
   654    Federal National Mortgage
          Association 30 Year Pools.........   7.500     05/01/24 to 01/01/31       677,690
   142    Federal National Mortgage
          Association 30 Year Pools.........   8.000     06/01/24 to 10/01/24       150,664

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                         COUPON           MATURITY            VALUE
          MORTGAGE BACKED SECURITIES (CONTINUED)
$  236    Federal National Mortgage
          Association 30 Year Pools.........  11.000%    11/01/20               $   268,919
 1,050    Government National Mortgage
          Association 30 Year Pools.........   6.500     05/15/23 to 03/15/29     1,055,777
 1,851    Government National Mortgage
          Association 30 Year Pools.........   7.000     04/15/23 to 11/15/27     1,904,553
   552    Government National Mortgage
          Association 30 Year Pools.........   7.500     12/15/21 to 06/15/24       577,221
   154    Government National Mortgage
          Association 30 Year Pools.........   8.000     05/15/17 to 01/15/23       163,698
    74    Government National Mortgage
          Association 30 Year Pools.........   8.500     05/15/17 to 07/15/17        80,082
   255    Government National Mortgage
          Association 30 Year Pools.........   9.500     06/15/09 to 10/15/09       279,618
    16    Government National Mortgage
          Association 30 Year Pools.........  11.000     09/15/10 to 08/15/20        18,413
                                                                                -----------

TOTAL MORTGAGE BACKED SECURITIES  21.5%......................................    15,023,414
                                                                                -----------

          UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  1.8%
 1,050    Federal National Mortgage
          Association Pools.................   6.250     05/15/29                 1,050,573
   200    Federal National Mortgage
          Association Pools.................   7.250     05/15/30                   226,572
                                                                                -----------

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS............................     1,277,145
                                                                                -----------

          UNITED STATES TREASURY OBLIGATIONS  39.0%
 5,200    United States Treasury Bonds
          (a)...............................   6.000     02/15/26                 5,354,960
 1,500    United States Treasury Bonds......   7.625     11/15/22                 1,836,300
 1,000    United States Treasury Bonds
          (a)...............................   8.000     11/15/21                 1,265,780
 1,600    United States Treasury Bonds
          (a)...............................   8.125     08/15/19                 2,020,208
   800    United States Treasury Bonds......   8.750     08/15/20                 1,073,376
 1,250    United States Treasury Bonds
          (a)...............................   9.250     02/15/16                 1,690,850
   350    United States Treasury Bonds
          (a)...............................  10.375     11/15/12                   449,550
   200    United States Treasury Bonds......  10.750     08/15/05                   244,496
   700    United States Treasury Bonds
          (a)...............................  12.000     08/15/13                   977,795
 1,700    United States Treasury Notes......   6.000     08/15/09                 1,812,676
 2,900    United States Treasury Notes
          (a)...............................   6.250     02/15/03                 3,026,353

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                         COUPON           MATURITY            VALUE
          UNITED STATES TREASURY OBLIGATIONS (CONTINUED)
$4,100    United States Treasury Notes......   6.750%    05/15/05               $ 4,460,431
 2,675    United States Treasury Notes......   7.500     02/15/05                 2,964,703
                                                                                -----------

TOTAL UNITED STATES TREASURY OBLIGATIONS  39.0%..............................    27,177,478
TOTAL LONG-TERM INVESTMENTS  66.0%
    (Cost $44,765,721).......................................................    46,068,948
                                                                                -----------

SHORT-TERM INVESTMENTS  33.1%
  Federal National Mortgage Association ($23,013,000 par, yielding 1.50%,
    01/02/02 maturity).......................................................    23,012,041
  United States Treasury Bill ($100,000 par, yielding 1.668%, 04/18/02
    maturity) (a)............................................................        99,506
                                                                                -----------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $23,111,547).........................................................    23,111,547
                                                                                -----------

TOTAL INVESTMENTS  99.1%
  (Cost $67,877,268).........................................................    69,180,495
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%..................................       611,736
                                                                                -----------

NET ASSETS  100.0%...........................................................   $69,792,231
                                                                                ===========

(a) Assets segregated as collateral for open futures and forward transactions.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments (Cost $67,877,268)........................  $69,180,495
Cash........................................................        2,390
Receivables:
  Interest..................................................      631,619
  Variation Margin on Futures...............................       71,328
  Portfolio Shares Sold.....................................       20,000
Other.......................................................       91,956
                                                              -----------
    Total Assets............................................   69,997,788
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       24,216
  Portfolio Shares Repurchased..............................        7,133
  Distributor and Affiliates................................        6,278
Trustees' Deferred Compensation and Retirement Plans........      133,137
Accrued Expenses............................................       29,555
Forward Commitments.........................................        5,238
                                                              -----------
    Total Liabilities.......................................      205,557
                                                              -----------
NET ASSETS..................................................  $69,792,231
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $73,730,656
Accumulated Undistributed Net Investment Income.............    2,986,355
Net Unrealized Appreciation.................................    1,309,057
Accumulated Net Realized Loss...............................   (8,233,837)
                                                              -----------
NET ASSETS..................................................  $69,792,231
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $60,124,146 and
    6,400,949 shares of beneficial interest issued and
    outstanding)............................................  $      9.39
                                                              ===========
  Class II Shares (Based on net assets of $9,668,085 and
    1,029,620 shares of beneficial interest issued and
    outstanding)............................................  $      9.39
                                                              ===========

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Interest....................................................    $3,535,289
                                                                ----------
EXPENSES:
Investment Advisory Fee.....................................       311,244
Accounting..................................................        39,025
Trustees' Fees and Related Expenses.........................        23,987
Audit.......................................................        20,282
Shareholder Services........................................        15,367
Custody.....................................................        12,633
Distribution (12b-1) and Service Fees.......................         8,912
Legal.......................................................         1,742
Other.......................................................        16,037
                                                                ----------
    Total Expenses..........................................       449,229
    Investment Advisory Fee Reduction.......................        65,238
    Less Credits Earned on Cash Balances....................         2,430
                                                                ----------
    Net Expenses............................................       381,561
                                                                ----------
NET INVESTMENT INCOME.......................................    $3,153,728
                                                                ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $1,352,861
  Futures...................................................       102,011
  Forward Commitments.......................................       (61,953)
                                                                ----------
Net Realized Gain...........................................     1,392,919
                                                                ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     1,803,219
                                                                ----------
  End of the Period:
    Investments.............................................     1,303,227
    Futures.................................................        11,068
    Forward Commitments.....................................        (5,238)
                                                                ----------
                                                                 1,309,057
                                                                ----------
Net Unrealized Depreciation During the Period...............      (494,162)
                                                                ----------
NET REALIZED AND UNREALIZED GAIN............................    $  898,757
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $4,052,485
                                                                ==========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2001    DECEMBER 31, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $ 3,153,728         $  3,248,215
Net Realized Gain/Loss...........................      1,392,919             (273,002)
Net Unrealized Appreciation/Depreciation During
  the Period.....................................       (494,162)           3,272,705
                                                     -----------         ------------
Change in Net Assets from Operations.............      4,052,485            6,247,918
                                                     -----------         ------------

Distributions from Net Investment Income:
  Class I Shares.................................     (3,258,020)          (3,304,902)
  Class II Shares................................        (25,663)                 -0-
                                                     -----------         ------------
Total Distributions..............................     (3,283,683)          (3,304,902)
                                                     -----------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................        768,802            2,943,016
                                                     -----------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     19,900,289            6,323,182
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      3,283,683            3,304,902
Cost of Shares Repurchased.......................     (9,283,376)         (10,777,565)
                                                     -----------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     13,900,596           (1,149,481)
                                                     -----------         ------------
TOTAL INCREASE IN NET ASSETS.....................     14,669,398            1,793,535
NET ASSETS:
Beginning of the Period..........................     55,122,833           53,329,298
                                                     -----------         ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $2,986,355 and $3,180,439, respectively).......    $69,792,231         $ 55,122,833
                                                     ===========         ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED DECEMBER 31,
CLASS I SHARES                         --------------------------------------------------
                                       2001 (A) (B)     2000      1999     1998     1997
                                       --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................    $9.30        $ 8.82    $ 9.59    $8.92    $8.67
                                          -----        ------    ------    -----    -----
  Net Investment Income...............      .47           .56       .53      .52      .56
  Net Realized and Unrealized
    Gain/Loss.........................      .15           .48      (.84)     .24      .23
                                          -----        ------    ------    -----    -----
Total from Investment Operations......      .62          1.04      (.31)     .76      .79
Less Distributions from and in Excess
  of Net Investment Income............      .53           .56       .46      .09      .54
                                          -----        ------    ------    -----    -----
NET ASSET VALUE, END OF THE PERIOD....    $9.39        $ 9.30    $ 8.82    $9.59    $8.92
                                          =====        ======    ======    =====    =====

Total Return*.........................    6.92%        12.40%    -3.36%    8.59%    9.61%
Net Assets at End of the Period (In
  millions)...........................    $60.1        $ 55.1    $ 53.3    $57.1    $52.6
Ratio of Expenses to Average Net
  Assets*.............................     .60%          .60%      .60%     .60%     .60%
Ratio of Net Investment Income to
  Average Net Assets*.................    5.09%         6.14%     5.92%    5.74%    6.51%
Portfolio Turnover....................      82%          180%       92%     107%     119%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..............................     .71%          .79%      .74%     .73%     .74%
Ratio of Net Investment Income to
  Average Net Assets..................    4.99%         5.95%     5.78%    5.61%    6.37%

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 5.27% to 5.09%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      DECEMBER 15, 2000
                                                          YEAR          (COMMENCEMENT
CLASS II SHARES                                          ENDED          OF INVESTMENT
                                                      DECEMBER 31,     OPERATIONS) TO
                                                      2001 (B) (C)    DECEMBER 31, 2000
                                                      ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.............    $9.31              $9.28
                                                         -----              -----
  Net Investment Income..............................      .40                .02
  Net Realized and Unrealized Gain...................      .21                .01
                                                         -----              -----
Total from Investment Operations.....................      .61                .03
Less Distributions from Net Investment Income........      .53                -0-
                                                         -----              -----
NET ASSET VALUE, END OF THE PERIOD...................    $9.39              $9.31
                                                         =====              =====

Total Return (a)**...................................    6.73%               .32%*
Net Assets at End of the Period (In millions)........    $ 9.7              $ 1.0
Ratio of Expenses to Average Net Assets**............     .85%               .85%
Ratio of Net Investment Income to Average Net
  Assets**...........................................    4.51%              5.61%
Portfolio Turnover...................................      82%               180%
 * Non-annualized
 ** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..............     .96%              1.40%
Ratio of Net Investment Income to Average Net
  Assets.............................................    4.41%              5.06%

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 4.69% to 4.51%. Per share, ratios and supplemental data for the period prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Government Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on December 15, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments and forwards are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Portfolio and dealers. Upon executing a forward commitment and during the period of obligation, the Portfolio maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Portfolio is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Portfolio, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Certain

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. Prior to January 1, 2001, the Portfolio did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Portfolio, but resulted in a $38,161 reduction in cost of securities and a corresponding $38,161 increase in net unrealized appreciation based on securities held by the Portfolio on January 1, 2001.

    The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $169,574; increase net unrealized appreciation by $141,357, and increase net realized gains by $28,217. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    The revised version of the Guide also requires that paydown gains and losses on mortgage- and asset-backed securities be presented as interest income. Previously, paydown gains and losses on mortgage- and asset-backed securities were shown as a component of realized gain/loss. The effect of this change for the year ended December 31, 2001 was to increase net investment income and decrease realized gain/loss by $58,106.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow each Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Portfolio had an accumulated capital loss carryforward for tax purposes of $8,197,243 which will expire between December 31, 2002 and December 31, 2008. Of this amount, $4,471,849 will expire on December 31, 2002. Net realized loss may differ for financial and tax reporting purposes primarily as a result of the deferral of losses resulting from straddle positions, and gains recognized for tax purposes on open futures positions at December 31, 2001.

    At December 31, 2001, for federal income tax purposes, the cost of long- and short-term investments is $68,110,529, the aggregate gross unrealized appreciation is $1,175,895 and the aggregate gross unrealized depreciation is $105,929, resulting in net unrealized appreciation on long- and short-term investments of $1,069,966.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of future gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. A permanent book and tax difference relating to paydowns on mortgage-backed securities totaling $25,968 has been reclassified to accumulated net realized loss from accumulated undistributed net investment income.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

F. EXPENSE REDUCTIONS During the year ended December 31, 2001, custody fees were reduced by $2,430 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Next $500 million...........................................       .45%
Over $1 billion.............................................       .40%

    The effective management fee based on the average daily net assets of the Combined Portfolios for the year ended December 31, 2001 was .50%

    Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares. For the year ended December 31, 2001, the Adviser voluntarily waived $65,238 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $1,700, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $14,500, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $14,900. Transfer agency

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $56,967 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $64,177,966 and $9,552,690 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class I.................................................   1,072,363    $ 9,920,990
  Class II................................................   1,074,989      9,979,299
                                                            ----------    -----------
Total Sales...............................................   2,147,352    $19,900,289
                                                            ==========    ===========
Dividend Reinvestment:
  Class I.................................................     360,400    $ 3,258,020
  Class II................................................       2,836         25,663
                                                            ----------    -----------
Total Dividend Reinvestment...............................     363,236    $ 3,283,683
                                                            ==========    ===========
Repurchases:
  Class I.................................................    (956,103)   $(8,830,104)
  Class II................................................     (48,313)      (453,272)
                                                            ----------    -----------
Total Repurchases.........................................  (1,004,416)   $(9,283,376)
                                                            ==========    ===========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    At December 31, 2000, capital aggregated $59,829,060 and $1,000 for Class I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class I.................................................     732,707    $  6,322,182
  Class II................................................         108           1,000
                                                            ----------    ------------
Total Sales...............................................     732,815    $  6,323,182
                                                            ==========    ============
Dividend Reinvestment:
  Class I.................................................     390,059    $  3,304,902
  Class II................................................         -0-             -0-
                                                            ----------    ------------
Total Dividend Reinvestment...............................     390,059    $  3,304,902
                                                            ==========    ============
Repurchases:
  Class I.................................................  (1,245,955)   $(10,777,565)
  Class II................................................         -0-             -0-
                                                            ----------    ------------
Total Repurchases.........................................  (1,245,955)   $(10,777,565)
                                                            ==========    ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitment transactions, were $44,720,664 and $51,402,490, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

    Summarized below are the specific types of derivative financial instruments used by the Portfolio.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended December 31, 2001, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2000............................        48
Futures Opened..............................................       444
Futures Closed..............................................      (268)
                                                                  ----
Outstanding at December 31, 2001............................       224
                                                                  ====

    The futures contracts outstanding as of December 31, 2001 and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
5-year U.S. Treasury Note--March 2002 (Current Notional
  Value of $105,828 per contract)...........................     169         $ 56,784
U.S. Treasury Bond--March 2002 (Current Notional Value of
  $101,531 per contract)....................................      11          (24,438)
                                                                 ---         --------
                                                                 180           32,346
SHORT CONTRACTS:
10-year U.S. Treasury Note--March 2002 (Current Notional
  Value of $105,141 per contract)...........................      44          (21,278)
                                                                 ---         --------
                                                                 224         $ 11,068
                                                                 ===         ========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

B. FORWARD COMMITMENTS The Portfolio trades certain securities under the terms of forward commitments, as described in Note 1. The change in value of these securities is reflected as a component of unrealized appreciation/depreciation on forward commitments. The following forward commitments were outstanding as of December 31, 2001.

PAR                                                                          UNREALIZED
AMOUNT                                                         CURRENT      APPRECIATION/
(000)    DESCRIPTION                                            VALUE       DEPRECIATION
         LONG CONTRACT:
         Federal National Mortgage Association January
$2,400   Forward, 7.50% coupon............................    $2,476,512       $(5,238)
                                                              ----------       -------

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by Federally sponsored agencies-Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Portfolio also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to its Class II shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2001 are payments retained by Van Kampen of approximately $3,100.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Growth and Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Growth and Income Portfolio (the "Portfolio"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 6, 2002

                                                      BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  94.7%
ADVERTISING  0.9%
Interpublic Group Cos., Inc. ...............................   66,600   $  1,967,364
                                                                        ------------

AEROSPACE & DEFENSE  1.0%
Raytheon Co. ...............................................   64,600      2,097,562
                                                                        ------------

APPLICATION SOFTWARE  0.1%
Compuware Corp. (a).........................................   15,900        187,461
                                                                        ------------
AUTO PARTS & EQUIPMENT  1.7%
Dana Corp. .................................................   87,900      1,220,052
Johnson Controls, Inc. .....................................    4,700        379,525
Magna International, Inc., Class A (Canada).................   34,500      2,189,715
                                                                        ------------
                                                                           3,789,292
                                                                        ------------
AUTOMOBILE MANUFACTURERS  1.4%
Ford Motor Co. .............................................  190,100      2,988,372
                                                                        ------------

BANKS  7.7%
Bank of America Corp. ......................................  113,700      7,157,415
Comerica, Inc. .............................................    7,500        429,750
FleetBoston Financial Corp. ................................   57,600      2,102,400
SunTrust Banks, Inc. .......................................   46,500      2,915,550
U.S. Bancorp................................................   61,108      1,278,990
Wachovia Corp. .............................................   40,900      1,282,624
Wells Fargo & Co. ..........................................   41,600      1,807,520
                                                                        ------------
                                                                          16,974,249
                                                                        ------------
BROADCASTING & CABLE TV  1.0%
Comcast Corp., Class A (a)..................................   63,900      2,300,400
                                                                        ------------

CONSUMER ELECTRONICS  1.3%
Koninklijke Philips Electronics NV (Netherlands)............  100,300      2,919,733
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
DEPARTMENT STORES  1.2%
Federated Department Stores, Inc. (a).......................   17,900   $    732,110
J.C. Penney Co., Inc. ......................................   42,600      1,145,940
May Department Stores Co. ..................................   17,700        654,546
                                                                        ------------
                                                                           2,532,596
                                                                        ------------
DIVERSIFIED CHEMICALS  3.7%
Dow Chemical Co. ...........................................  101,200      3,418,536
Du Pont (E.I.) de Nemours & Co. ............................  111,500      4,739,865
                                                                        ------------
                                                                           8,158,401
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES  1.8%
Equifax, Inc. ..............................................  130,200      3,144,330
H&R Block, Inc. ............................................   18,000        804,600
                                                                        ------------
                                                                           3,948,930
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES  4.4%
A.G. Edwards, Inc. .........................................   91,200      4,028,304
Fannie Mae..................................................   37,600      2,989,200
J.P. Morgan Chase & Co. ....................................   35,300      1,283,155
Prudential Financial, Inc. (a)..............................   44,200      1,466,998
                                                                        ------------
                                                                           9,767,657
                                                                        ------------
DIVERSIFIED METALS & MINING  0.9%
Phelps Dodge Corp. (a)......................................   60,600      1,963,440
                                                                        ------------

DRUG RETAIL  0.3%
CVS Corp. ..................................................   18,800        556,480
                                                                        ------------

ELECTRIC UTILITIES  3.2%
Allegheny Energy, Inc. .....................................   27,300        988,806
Exelon Corp. ...............................................   75,610      3,620,207
Reliant Energy, Inc. .......................................   61,600      1,633,632
Southern Co. ...............................................   14,900        377,715
TXU Corp. ..................................................    7,100        334,765
                                                                        ------------
                                                                           6,955,125
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.0%
Solectron Corp. (a).........................................  191,100      2,155,608
                                                                        ------------

FOREST PRODUCTS  1.2%
Weyerhaeuser Co. ...........................................   46,700      2,525,536
                                                                        ------------

GENERAL MERCHANDISE STORES  0.8%
Target Corp. ...............................................   42,300      1,736,415
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
GOLD  0.7%
Newmont Mining Corp. .......................................   77,200   $  1,475,292
                                                                        ------------

HEALTH CARE DISTRIBUTORS & SERVICES  0.7%
McKesson Corp. .............................................   39,300      1,469,820
                                                                        ------------

HEALTH CARE EQUIPMENT  1.4%
Bausch & Lomb, Inc. ........................................   33,300      1,254,078
Beckman Coulter, Inc. ......................................   30,420      1,347,606
Boston Scientific Corp. (a).................................   16,400        395,568
                                                                        ------------
                                                                           2,997,252
                                                                        ------------
HEALTH CARE FACILITIES  0.7%
HEALTHSOUTH Corp. (a).......................................  105,900      1,569,438
                                                                        ------------

HOTELS  0.5%
Hilton Hotels Corp. ........................................  109,600      1,196,832
                                                                        ------------

HOUSEHOLD PRODUCTS  1.1%
Procter & Gamble Co. .......................................   31,200      2,468,856
                                                                        ------------

INDUSTRIAL CONGLOMERATES  1.8%
Minnesota Mining & Manufacturing Co. .......................   33,500      3,960,035
                                                                        ------------

INDUSTRIAL MACHINERY  1.2%
Ingersoll-Rand Co. .........................................   64,800      2,709,288
                                                                        ------------

INTEGRATED OIL & GAS  5.1%
BP PLC--ADR (United Kingdom)................................   75,000      3,488,250
Exxon Mobil Corp. ..........................................  140,600      5,525,580
Phillips Petroleum Co. .....................................   34,880      2,101,869
                                                                        ------------
                                                                          11,115,699
                                                                        ------------
INTEGRATED TELECOMMUNICATION SERVICES  3.7%
AT&T Corp. .................................................   59,100      1,072,074
SBC Communications, Inc. ...................................   26,400      1,034,088
Sprint Corp. ...............................................  229,890      4,616,191
Verizon Communications, Inc. ...............................   31,106      1,476,291
                                                                        ------------
                                                                           8,198,644
                                                                        ------------
IT CONSULTING & SERVICES  2.8%
Computer Sciences Corp. (a).................................   56,000      2,742,880
Electronic Data Systems Corp. ..............................   50,300      3,448,065
                                                                        ------------
                                                                           6,190,945
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
LIFE & HEALTH INSURANCE  3.1%
Jefferson-Pilot Corp. ......................................   45,050   $  2,084,463
John Hancock Financial Services.............................   49,600      2,048,480
Lincoln National Corp. .....................................    3,550        172,424
Metlife, Inc. ..............................................   63,130      1,999,958
Principal Financial Group (a)...............................   24,700        592,800
                                                                        ------------
                                                                           6,898,125
                                                                        ------------
MANAGED HEALTH CARE  2.2%
Aetna, Inc. ................................................   57,200      1,887,028
Anthem, Inc. (a)............................................   11,400        564,300
Caremark Rx, Inc. (a).......................................  149,000      2,430,190
                                                                        ------------
                                                                           4,881,518
                                                                        ------------
MOVIES & ENTERTAINMENT  0.6%
Walt Disney Co. ............................................   66,800      1,384,096
                                                                        ------------

MULTI-LINE INSURANCE  3.9%
American International Group, Inc. .........................   46,400      3,684,160
Hartford Financial Services Group...........................   78,500      4,932,155
                                                                        ------------
                                                                           8,616,315
                                                                        ------------
OIL & GAS DRILLING  0.8%
Ensco International, Inc. ..................................   57,800      1,436,330
Transocean Sedco Forex, Inc. ...............................    6,800        229,976
                                                                        ------------
                                                                           1,666,306
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES  1.7%
Schlumberger Ltd. ..........................................   69,100      3,797,045
                                                                        ------------

OIL & GAS EXPLORATION & PRODUCTION  3.0%
Anadarko Petroleum Corp. ...................................   26,300      1,495,155
Apache Corp. ...............................................   22,220      1,108,334
Burlington Resources, Inc. .................................   40,500      1,520,370
EOG Resources, Inc. ........................................   34,800      1,361,028
Noble Affiliates, Inc. .....................................   33,400      1,178,686
                                                                        ------------
                                                                           6,663,573
                                                                        ------------
OIL & GAS REFINING & MARKETING  0.5%
Valero Energy Corp. ........................................   27,500      1,048,300
                                                                        ------------

PAPER PACKAGING  1.2%
Temple-Inland, Inc. ........................................   45,600      2,586,888
                                                                        ------------

PAPER PRODUCTS  0.6%
International Paper Co. ....................................   30,000      1,210,500
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
PERSONAL PRODUCTS  0.6%
Gillette Co. ...............................................   39,900   $  1,332,660
                                                                        ------------

PHARMACEUTICALS  4.9%
Johnson & Johnson...........................................   64,300      3,800,130
Mylan Laboratories, Inc. ...................................   31,100      1,166,250
Pharmacia Corp. ............................................   49,800      2,123,970
Roche Holdings AG--ADR (Switzerland)........................   15,500      1,081,125
Schering-Plough Corp. ......................................   69,500      2,488,795
                                                                        ------------
                                                                          10,660,270
                                                                        ------------
PROPERTY & CASUALTY  3.0%
Allstate Corp. .............................................  152,900      5,152,730
Safeco Corp. ...............................................   44,600      1,389,290
                                                                        ------------
                                                                           6,542,020
                                                                        ------------
RAILROADS  2.5%
Norfolk Southern Corp. .....................................  129,300      2,370,069
Union Pacific Corp. ........................................   53,500      3,049,500
                                                                        ------------
                                                                           5,419,569
                                                                        ------------
RESTAURANTS  0.8%
McDonald's Corp. ...........................................   68,800      1,821,136
                                                                        ------------

SEMICONDUCTORS  0.9%
Micron Technology, Inc. (a).................................   61,500      1,906,500
                                                                        ------------

SOFT DRINKS  2.3%
Coca-Cola Co. ..............................................   33,700      1,588,955
PepsiCo, Inc. ..............................................   70,600      3,437,514
                                                                        ------------
                                                                           5,026,469
                                                                        ------------
SPECIALTY CHEMICALS  1.4%
Rohm & Haas Co. ............................................   91,000      3,151,330
                                                                        ------------

SYSTEMS SOFTWARE  1.3%
Microsoft Corp. (a).........................................   41,600      2,756,000
                                                                        ------------

TELECOMMUNICATIONS EQUIPMENT  3.2%
Avaya, Inc. (a).............................................  111,900      1,359,585
Lucent Technologies, Inc. (a)...............................  347,800      2,187,662
Motorola, Inc. .............................................  234,100      3,516,182
                                                                        ------------
                                                                           7,063,429
                                                                        ------------
TIRES & RUBBER  0.4%
Goodyear Tire & Rubber Co. .................................   38,700        921,447
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
TOBACCO  1.4%
Philip Morris Co., Inc. ....................................   69,400   $  3,181,990
                                                                        ------------

TRADING COMPANIES & DISTRIBUTORS  1.1%
W.W. Grainger, Inc. ........................................   52,200      2,505,600
                                                                        ------------

TOTAL COMMON STOCKS  94.7%...........................................    207,917,808

PREFERRED STOCKS  0.2%
TELECOMMUNICATIONS EQUIPMENT  0.2%
Lucent Technologies Inc., Convertible Preferred,
  144A-Private Placement (b)................................      410        452,025
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  94.9%
  (Cost $201,053,166)................................................    208,369,833
                                                                        ------------

SHORT-TERM INVESTMENTS  5.0%
U.S. GOVERNMENT AGENCY OBLIGATION  0.5%
Federal National Mortgage Association Discount Note ($1,000,000 par,
  yielding 1.882%, 01/17/02 maturity) (c)............................        999,164

REPURCHASE AGREEMENT  4.5%
UBS Securities ($9,965,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/01, to be sold on
  01/02/02 at $9,965,941)............................................      9,965,000
                                                                        ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $10,964,164).................................................     10,964,164
                                                                        ------------

TOTAL INVESTMENTS  99.9%
  (Cost $212,017,330)................................................    219,333,997
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%..........................        233,667
                                                                        ------------

NET ASSETS  100.0%...................................................   $219,567,664
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Assets segregated as collateral for open futures transactions.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments (Cost $212,017,330).......................  $219,333,997
Receivables:
  Investments Sold..........................................       625,784
  Portfolio Shares Sold.....................................       300,595
  Dividends.................................................       249,859
  Interest..................................................           471
Other.......................................................        33,553
                                                              ------------
    Total Assets............................................   220,544,259
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       444,096
  Portfolio Shares Repurchased..............................       264,785
  Investment Advisory Fee...................................       108,249
  Variation Margin on Futures...............................        32,825
  Distributor and Affiliates................................        32,156
  Custodian Bank............................................            61
Accrued Expenses............................................        47,320
Trustees' Deferred Compensation and Retirement Plans........        47,103
                                                              ------------
    Total Liabilities.......................................       976,595
                                                              ------------
NET ASSETS..................................................  $219,567,664
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $214,336,756
Net Unrealized Appreciation.................................     7,358,342
Accumulated Undistributed Net Investment Income.............     2,086,906
Accumulated Net Realized Loss...............................    (4,214,340)
                                                              ------------
NET ASSETS..................................................  $219,567,664
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $143,438,779 and
  9,020,550 shares of beneficial interest issued and
  outstanding)..............................................  $      15.90
                                                              ============
  Class II Shares (Based on net assets of $76,128,885 and
  4,794,931 shares of beneficial interest issued and
  outstanding)..............................................  $      15.88
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $7,336)......  $ 2,896,061
Interest....................................................      527,286
                                                              -----------
    Total Income............................................    3,423,347
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      961,532
Distribution (12b-1) and Service Fees.......................      111,865
Custody.....................................................       52,600
Trustees' Fees and Related Expenses.........................       17,077
Shareholder Services Fees...................................       14,997
Legal.......................................................        5,130
Other.......................................................      136,084
                                                              -----------
    Total Expenses..........................................    1,299,285
    Less Credits Earned on Cash Balances....................        2,053
                                                              -----------
    Net Expenses............................................    1,297,232
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,126,115
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(3,213,256)
  Futures...................................................     (321,893)
                                                              -----------
Net Realized Loss...........................................   (3,535,149)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   12,583,158
                                                              -----------
  End of the Period:
    Investments.............................................    7,316,667
    Futures.................................................       41,675
                                                              -----------
                                                                7,358,342
                                                              -----------
Net Unrealized Depreciation During the Period...............   (5,224,816)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(8,759,965)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(6,633,850)
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2001    DECEMBER 31, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  2,126,115         $    953,339
Net Realized Gain/Loss...........................     (3,535,149)           5,567,821
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     (5,224,816)           6,093,044
                                                    ------------         ------------
Change in Net Assets from Operations.............     (6,633,850)          12,614,204
                                                    ------------         ------------

Distributions from Net Investment Income:
  Class I Shares.................................        (64,052)            (895,135)
  Class II Shares................................            -0-              (93,935)
                                                    ------------         ------------
                                                         (64,052)            (989,070)
                                                    ------------         ------------

Distributions from and in Excess of Net Realized
  Gain:
  Class I Shares.................................       (660,261)          (4,923,985)
  Class II Shares................................       (178,428)            (544,407)
                                                    ------------         ------------
                                                        (838,689)          (5,468,392)
                                                    ------------         ------------
Total Distributions..............................       (902,741)          (6,457,462)
                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (7,536,591)           6,156,742
                                                    ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    136,255,354           48,670,845
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................        902,741            6,457,462
Cost of Shares Repurchased.......................    (15,748,889)          (8,051,893)
                                                    ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................    121,409,206           47,076,414
                                                    ------------         ------------
TOTAL INCREASE IN NET ASSETS.....................    113,872,615           53,233,156
NET ASSETS:
Beginning of the Period..........................    105,695,049           52,461,893
                                                    ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $2,086,906 and $24,843, respectively)..........   $219,567,664         $105,695,049
                                                    ============         ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  YEAR ENDED DECEMBER 31,
CLASS I SHARES                       --------------------------------------------------
                                     2001 (A)     2000     1999 (A)     1998      1997
                                     --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $17.01     $15.34     $14.48     $12.12    $ 9.97
                                      ------     ------     ------     ------    ------
  Net Investment Income............      .22        .18        .19        .12       .07
  Net Realized and Unrealized
    Gain/Loss......................    (1.21)      2.71       1.66       2.26      2.31
                                      ------     ------     ------     ------    ------
Total from Investment Operations...     (.99)      2.89       1.85       2.38      2.38
                                      ------     ------     ------     ------    ------
Less:
  Distributions from Net Investment
    Income.........................      .01        .18        .27        .02       .07
  Distributions from and in Excess
    of Net Realized Gain...........      .11       1.04        .72        -0-       .16
                                      ------     ------     ------     ------    ------
Total Distributions................      .12       1.22        .99        .02       .23
                                      ------     ------     ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $15.90     $17.01     $15.34     $14.48    $12.12
                                      ======     ======     ======     ======    ======

Total Return*......................   -5.81%     19.34%     12.99%     19.61%    23.90%
Net Assets at End of the Period (In
  millions)........................   $143.4     $ 92.0     $ 52.5     $ 32.2    $ 11.7
Ratio of Expenses to Average Net
  Assets*..........................     .75%       .75%       .75%       .75%      .75%
Ratio of Net Investment Income to
  Average Net Assets*..............    1.40%      1.39%      1.25%      1.27%     1.19%
Portfolio Turnover.................     103%       100%        96%        70%       96%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................      N/A       .80%       .92%      1.09%     1.63%
Ratio of Net Investment Income to
  Average Net Assets...............      N/A      1.34%      1.08%       .93%      .31%

N/A = Not Applicable

(a) Based on average shares outstanding

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      SEPTEMBER 19, 2000
                                                                        (COMMENCEMENT
                                                      YEAR ENDED        OF INVESTMENT
CLASS II SHARES                                      DECEMBER 31,       OPERATIONS) TO
                                                       2001 (A)       DECEMBER 31, 2000
                                                     -----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............    $17.02              $17.22
                                                        ------              ------
  Net Investment Income.............................       .18                 .06
  Net Realized and Unrealized Gain/Loss.............     (1.21)                .76
                                                        ------              ------
Total from Investment Operations....................     (1.03)                .82
                                                        ------              ------
Less:
  Distributions from Net Investment Income..........       -0-                 .15
  Distributions from Net Realized Gain..............       .11                 .87
                                                        ------              ------
Total Distributions.................................       .11                1.02
                                                        ------              ------
NET ASSET VALUE, END OF THE PERIOD..................    $15.88              $17.02
                                                        ======              ======

Total Return* (b)...................................    -6.05%               5.00%**
Net Assets at End of the Period (In millions).......    $ 76.1              $ 13.7
Ratio of Expenses to Average Net Assets*............     1.00%               1.00%
Ratio of Net Investment Income to Average Net
  Assets*...........................................     1.15%               1.23%
Portfolio Turnover..................................      103%                100%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.............       N/A               1.03%
Ratio of Net Investment Income to Average Net
  Assets............................................       N/A               1.20%

** Non-Annualized

N/A = Not Applicable

(a) Based on average shares outstanding

(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Growth and Income Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek long-term growth of capital and income. The Portfolio commenced investment operations on December 23, 1996. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The portfolio intends to utilize provisions of the federal income tax laws which allow the portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Portfolio had accumulated capital loss carryforward for tax purposes of $2,353,736 which will expire at December 31, 2009. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and gains or losses recognized for tax purposes on open futures transactions at December 31, 2001.

    At December 31, 2001, for federal income tax purposes, the cost of long- and short-term investments is $213,836,258; the aggregate gross unrealized appreciation is $13,868,434 and the aggregate gross unrealized depreciation is $8,370,695, resulting in net unrealized appreciation on long- and short-term investments of $5,497,739.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended December 31, 2001, custody fees were reduced by $2,053 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .60%
Over $500 million...........................................     .55%

    For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $5,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $20,600, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio which is reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $15,000. Transfer Agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $29,431 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended December 31, 2001, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $21,820.

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $136,827,044 and $77,509,712 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class I................................................   4,519,731    $ 72,078,470
  Class II...............................................   4,027,889      64,176,884
                                                           ----------    ------------
Total Sales..............................................   8,547,620    $136,255,354
                                                           ==========    ============
Dividend Reinvestment:
  Class I................................................      47,558    $    724,313
  Class II...............................................      11,708         178,428
                                                           ----------    ------------
Total Dividend Reinvestment..............................      59,266    $    902,741
                                                           ==========    ============
Repurchases:
  Class I................................................    (952,907)   $(14,981,038)
  Class II...............................................     (50,411)       (767,851)
                                                           ----------    ------------
Total Repurchases........................................  (1,003,318)   $(15,748,889)
                                                           ==========    ============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    At December 31, 2000, capital aggregated $79,005,299 and $13,922,251 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class I..................................................  2,125,218    $35,375,241
  Class II.................................................    767,574     13,295,604
                                                             ---------    -----------
Total Sales................................................  2,892,792    $48,670,845
                                                             =========    ===========
Dividend Reinvestment:
  Class I..................................................    355,860    $ 5,819,120
  Class II.................................................     38,876        638,342
                                                             ---------    -----------
Total Dividend Reinvestment................................    394,736    $ 6,457,462
                                                             =========    ===========
Repurchases:
  Class I..................................................   (494,882)   $(8,040,325)
  Class II.................................................       (705)       (11,568)
                                                             ---------    -----------
Total Repurchases..........................................   (495,587)   $(8,051,893)
                                                             =========    ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $272,934,815 and $152,374,518, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Portfolio invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as an initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended December 31, 2001, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 2000............................       6
Futures Opened..............................................      80
Futures Closed..............................................     (73)
                                                                 ---
Outstanding at December 31, 2001............................      13
                                                                 ===

    The futures contracts outstanding at December 31, 2001, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
Long Contracts:
  March 2002 S&P 500 Index Futures (Current Notional Value
    $287,300 per contract)..................................     13           $41,675
                                                                 ==           =======

6. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to its Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    Annual fees under the Plan of up to .25% of Class II average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2001 are payments retained by Van Kampen of approximately $92,300.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Money Market Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Life Investment Trust Money Market Portfolio (the "Portfolio"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 7, 2002

                BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                      DISCOUNT
PAR                                                   YIELD ON
AMOUNT                                                DATE OF    MATURITY    AMORTIZED
(000)     DESCRIPTION                                 PURCHASE     DATE        COST
          COMMERCIAL PAPER  49.0%
$2,000    Abbey National, PLC.......................   1.802%    01/04/02   $ 1,999,700
 2,500    American Honda Finance Corp. .............   1.804     01/28/02     2,496,625
 2,500    ChevronTexaco Corp. ......................   1.806     02/20/02     2,493,750
 2,500    Ciesco, LP................................   1.956     01/08/02     2,499,052
 2,500    Fcar Owner Trust II.......................   1.826     02/15/02     2,494,312
 1,000    General Electric Capital Corp. ...........   2.294     01/24/02       998,543
 2,500    Goldman Sachs Group, Inc. ................   2.090     01/04/02     2,499,565
 2,500    IBM Credit Corp. .........................   2.111     01/02/02     2,499,853
 2,500    JP Morgan Chase & Co. ....................   1.980     02/01/02     2,495,738
 2,000    KfW International Finance, Inc. ..........   2.197     03/01/02     1,992,854
 2,000    New Center Asset Trust....................   1.854     05/20/02     1,985,791
 1,000    Societe Generale..........................   3.818     01/07/02       999,378
 2,500    UBS Finance, Inc. ........................   1.788     03/28/02     2,489,369
 2,500    USAA Capital Corp. .......................   1.901     01/11/02     2,498,681
                                                                            -----------
          TOTAL COMMERCIAL PAPER.........................................    30,443,211
                                                                            -----------

          U.S. GOVERNMENT AGENCY OBLIGATIONS  28.0%
 4,000    Federal Home Loan Bank Discount Note......   2.272     01/11/02     3,997,489
 1,000    Federal Home Loan Bank Discount Note......   2.185     10/04/02       983,593
 3,000    Federal Home Loan Mortgage Association
          Discount Note.............................   2.193     01/30/02     2,994,732
 1,000    Federal Home Loan Mortgage Association
          Discount Note.............................   3.652     01/31/02       997,017
   500    Federal Home Loan Mortgage Association
          Discount Note.............................   4.118     04/24/02       493,785
 1,000    Federal National Mortgage Association
          Discount Note.............................   4.370     03/05/02       992,650
 2,000    Federal National Mortgage Association
          Discount Note.............................   2.219     03/08/02     1,991,933
 2,000    Federal National Mortgage Association
          Discount Note.............................   2.242     09/24/02     1,967,489
 3,000    United States Treasury Bill...............   1.822     03/21/02     2,988,084
                                                                            -----------
          TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS.......................    17,406,772
                                                                            -----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

December 31, 2001

                                                      DISCOUNT
PAR                                                   YIELD ON
AMOUNT                                                DATE OF    MATURITY    AMORTIZED
(000)     DESCRIPTION                                 PURCHASE     DATE        COST
          NOTES  6.5%
$2,000    Bank of America Corp. ....................   2.470%    01/07/02   $ 2,000,000
 2,000    Wells Fargo Bank..........................   2.250     01/15/02     2,000,000
                                                                            -----------
          TOTAL NOTES....................................................     4,000,000
                                                                            -----------

          CERTIFICATES OF DEPOSIT  1.2%
   750    Toronto Dominion Holdings, Inc. ..........   3.690     01/09/02       750,016
                                                                            -----------

          REPURCHASE AGREEMENTS  13.4%
          BankAmerica Securities ($8,335,000 par collateralized by U.S.
          Government obligations in a pooled cash account, dated
          12/31/01, to be sold on 01/02/02 at $8,335,810)................     8,335,000
                                                                            -----------

TOTAL INVESTMENTS  98.1%.................................................    60,934,999
OTHER ASSETS IN EXCESS OF LIABILITIES  1.9%..............................     1,200,937
                                                                            -----------

NET ASSETS  100.0%.......................................................   $62,135,936
                                                                            ===========

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments, at amortized cost which approximates
  market value, including repurchase agreements of
  $8,335,000................................................  $60,934,999
Cash........................................................        2,568
Receivables:
  Portfolio Shares Sold.....................................    1,269,033
  Interest..................................................       36,039
Other.......................................................       88,381
                                                              -----------
    Total Assets............................................   62,331,020
                                                              -----------
LIABILITIES:
Payables:
  Portfolio Shares Repurchased..............................       11,498
  Investment Advisory Fee...................................       10,717
  Distributor and Affiliates................................        7,421
Trustees' Deferred Compensation and Retirement Plans........      129,168
Accrued Expenses............................................       36,280
                                                              -----------
    Total Liabilities.......................................      195,084
                                                              -----------
NET ASSETS..................................................  $62,135,936
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $62,137,725
Accumulated Distributions in Excess of Net Investment
  Income....................................................       (1,789)
                                                              -----------
NET ASSETS..................................................  $62,135,936
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $48,398,263 and
    48,400,034 shares of beneficial interest issued and
    outstanding)............................................  $      1.00
                                                              ===========
  Class II Shares (Based on net assets of $13,737,673 and
    13,737,691 shares of beneficial interest issued and
    outstanding)............................................  $      1.00
                                                              ===========

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Interest....................................................    $1,706,456
                                                                ----------
EXPENSES:
Investment Advisory Fee.....................................       216,521
Shareholder Reports.........................................        31,685
Audit.......................................................        26,620
Accounting..................................................        24,567
Shareholder Services........................................        16,959
Trustees' Fees and Related Expenses.........................        16,875
Custody.....................................................        15,291
Distribution (12b-1) and Service Fees.......................        11,797
Legal.......................................................         1,760
Other.......................................................        11,379
                                                                ----------
    Total Expenses..........................................       373,454
    Investment Advisory Fee Reduction.......................       100,393
    Less Credits Earned on Cash Balances....................         1,647
                                                                ----------
    Net Expenses............................................       271,414
                                                                ----------
NET INVESTMENT INCOME.......................................    $1,435,042
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $1,435,042
                                                                ==========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                   YEAR ENDED           YEAR ENDED
                                                DECEMBER 31, 2001    DECEMBER 31, 2000
                                                --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................    $  1,435,042         $  1,695,937
                                                  ------------         ------------
Distributions from and in Excess of Net
  Investment Income:
  Class I Shares..............................      (1,327,200)          (1,695,957)
  Class II Shares.............................        (109,606)                  (5)
                                                  ------------         ------------
Total Distributions...........................      (1,436,806)          (1,695,962)
                                                  ------------         ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..................................          (1,764)                 (25)
                                                  ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.....................     118,211,361           34,278,493
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.......................       1,436,806            1,695,962
Cost of Shares Repurchased....................     (87,262,888)         (39,516,256)
                                                  ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS................................      32,385,279           (3,541,801)
                                                  ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.........      32,383,515           (3,541,826)
NET ASSETS:
Beginning of the Period.......................      29,752,421           33,294,247
                                                  ------------         ------------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $1,789 and $25, respectively).....    $ 62,135,936         $ 29,752,421
                                                  ============         ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED DECEMBER 31,
CLASS I SHARES                               -----------------------------------------
                                             2001     2000     1999     1998     1997
                                             -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...  $1.00    $1.00    $1.00    $1.00    $1.00
                                             -----    -----    -----    -----    -----
  Net Investment Income....................    .04      .06      .05      .05      .05
  Less Distributions from and in Excess of
    Net Investment Income..................    .04      .06      .05      .05      .05
                                             -----    -----    -----    -----    -----
NET ASSET VALUE, END OF THE PERIOD.........  $1.00    $1.00    $1.00    $1.00    $1.00
                                             =====    =====    =====    =====    =====

Total Return*..............................  3.68%    5.93%    4.63%    5.02%    5.06%
Net Assets at End of the Period (In
  millions)................................  $48.4    $29.7    $33.3    $26.7    $19.7
Ratio of Expenses to Average Net Assets*
  (a)......................................   .60%     .61%     .62%     .60%     .60%
Ratio of Net Investment Income to Average
  Net Assets*..............................  3.43%    5.76%    4.56%    4.88%    4.95%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (a)......................................   .84%     .97%     .93%     .99%     .98%
Ratio of Net Investment Income to Average
  Net Assets...............................  3.20%    5.40%    4.25%    4.49%    4.57%

(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the years ended December 31, 2000 and 1999, respectively.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      DECEMBER 15, 2000
                                                          YEAR          (COMMENCEMENT
                                                         ENDED          OF INVESTMENT
CLASS II SHARES                                       DECEMBER 31,     OPERATIONS) TO
                                                          2001        DECEMBER 31, 2000
                                                      ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.............  $    1.00            $1.00
                                                       ---------            -----
  Net Investment Income..............................        .03              -0-(a)
  Less Distributions from and in Excess of Net
    Investment Income................................        .03              -0-(a)
                                                       ---------            -----
NET ASSET VALUE, END OF THE PERIOD...................  $    1.00            $1.00
                                                       =========            =====

Total Return* (b)....................................      3.44%             .23%**
Net Assets at End of the Period (In thousands).......  $13,737.7            $ 4.5
Ratio of Expenses to Average Net Assets* (c).........       .85%             .86%
Ratio of Net Investment Income to Average Net
  Assets*............................................      2.36%            6.85%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)..........      1.09%            1.63%
Ratio of Net Investment Income to Average Net
  Assets.............................................      2.13%            6.08%

** Non-Annualized

(a) Net Investment Income and Distributions from Net Investment Income are less than $.01 per share.

(b) This return includes combined Rule 12b-1 fees and service fees of up to .25%.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period ended December 31, 2000.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Money Market Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instru-ments. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on December 15, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost, any discount is accreted, and any premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Portfolio had an accumulated capital loss carryforward for tax purposes of $1,790, which will expire between December 31, 2003 and December 31, 2008.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. All dividend and capital gains distributions of the Portfolio are automatically reinvested.

    Due to inherent differences in the recognition of certain expenses under accounting principles generally accepted in the United States of America and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the year ended December 31, 2001, the Portfolio's custody fee was reduced by $1,647 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and four other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Next $500 million...........................................       .45%
Over $1 billion.............................................       .40%

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    The effective management fee based on the average daily net assets of the Combined Portfolios for the year ended December 31, 2001 was .50%.

    Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares.

    For the year ended December 31, 2001, the Adviser voluntarily waived $100,393 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $1,800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $14,000, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of the "Accounting" expense on the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2001, the Portfolio recognized expenses of approximately $16,000. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $53,939 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $48,400,034 and $13,737,691 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                            SHARES          VALUE
Sales:
  Class I...............................................  101,629,106    $101,629,106
  Class II..............................................   16,582,255      16,582,255
                                                          -----------    ------------
Total Sales.............................................  118,211,361    $118,211,361
                                                          ===========    ============
Dividend Reinvestment:
  Class I...............................................    1,328,290    $  1,328,290
  Class II..............................................      108,516         108,516
                                                          -----------    ------------
Total Dividend Reinvestment.............................    1,436,806    $  1,436,806
                                                          ===========    ============
Repurchases:
  Class I...............................................  (84,305,292)   $(84,305,292)
  Class II..............................................   (2,957,596)     (2,957,596)
                                                          -----------    ------------
Total Repurchases.......................................  (87,262,888)   $(87,262,888)
                                                          ===========    ============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    At December 31, 2000, capital aggregated $29,747,930 and $4,516 for Classes I and II, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class I................................................   34,273,982    $ 34,273,982
  Class II...............................................        4,511           4,511
                                                           -----------    ------------
Total Sales..............................................   34,278,493    $ 34,278,493
                                                           ===========    ============
Dividend Reinvestment:
  Class I................................................    1,695,957    $  1,695,957
  Class II...............................................            5               5
                                                           -----------    ------------
Total Dividend Reinvestment..............................    1,695,962    $  1,695,962
                                                           ===========    ============
Repurchases:
  Class I................................................  (39,516,256)   $(39,516,256)
  Class II...............................................          -0-             -0-
                                                           -----------    ------------
Total Repurchases........................................  (39,516,256)   $(39,516,256)
                                                           ===========    ============

4. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to such shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2001 are payments retained by Van Kampen of approximately $7,100.

                           PART C. OTHER INFORMATION
ITEM 23. EXHIBITS.


(a) (1)       First Amended and Restated Agreement and Declaration of
              Trust(1)
    (2)       Certificate of Amendment(1)
    (3)       Second Certificate of Amendment(7)
    (4)       Third Amended and Restated Certificate of Designation of
              Enterprise Portfolio(9)
    (5)       Third Amended and Restated Certificate of Designation of
              Domestic Income Portfolio(9)
    (6)       Second Amended and Restated Certificate of Designation of
              Emerging Growth Portfolio(9)
    (7)       Second Amended and Restated Certificate of Designation of
              Global Equity Portfolio(9)
    (8)       Second Amended and Restated Certificate of Designation of
              Government Portfolio(9)
    (9)       Second Amended and Restated Certificate of Designation of
              Money Market Portfolio(9)
    (10)      Third Amended and Restated Certificate of Designation of
              Asset Allocation Portfolio(9)
    (11)      Second Amended and Restated Certificate of Designation of
              Growth and Income Portfolio(9)
    (12)      First Amended and Restated Certificate of Designation of
              Strategic Stock Portfolio(9)
    (13)      First Amended and Restated Certificate of Designation of
              Comstock Portfolio(9)
    (14)      Certificate of Designation of Aggressive Growth
              Portfolio(10)
    (15)      Certificate of Designation of Technology Portfolio(10)
    (16)      Certificate of Designation of Select Growth Portfolio(11)
(b)           Amended and Restated Bylaws(1)
(c)           Not applicable
(d) (1)       Investment Advisory Agreement for Asset Allocation
              Portfolio, Domestic Income Portfolio, Enterprise Portfolio,
              Government Portfolio and Money Market Portfolio(5)
    (2)(i)    Investment Advisory Agreement for Emerging Growth
              Portfolio(5)
       (ii)   Amendment One to the Investment Advisory Agreement for
              Emerging Growth Portfolio(9)
    (3)(i)    Investment Advisory Agreement for Global Equity Portfolio(5)
       (ii)   Amendment One to the Investment Advisory Agreement for
              Global Equity Portfolio(9)
    (4)       Investment Sub-Advisory Agreement for Global Equity
              Portfolio(5)
    (5)       Investment Advisory Agreement for Growth and Income
              Portfolio(5)
    (6)       Investment Advisory Agreement for Strategic Stock
              Portfolio(5)
    (7)       Investment Advisory Agreement for Comstock Portfolio(6)
    (8)       Investment Advisory Agreement for Aggressive Growth
              Portfolio(10)
    (9)       Investment Advisory Agreement for Technology Portfolio(10)
    (10)      Investment Advisory Agreement for Select Growth
              Portfolio(11)
(e) (1)       Form of Distribution and Service Agreement for each
              Portfolio(10)
    (2)       Form of Participation Agreement(9)
(f) (1)       Form of Trustee Deferred Compensation Plan(8)
    (2)       Form of Trustee Retirement Plan(8)
(g) (1)(a)    Custodian Contract(4)
       (b)    Amendment to Custodian Contract+
    (2)       Transfer Agency and Service Agreement(6)
(h) (1)       Data Access Services Agreement(3)
    (2)       Fund Accounting Agreement, as amended(10)
    (3)       Legal Services Agreement, as amended(10)
(i) (1)       Opinion and consent of Skadden, Arps, Slate, Meagher & Flom
              (Illinois) for each of: Asset Allocation Portfolio, Domestic
              Income Portfolio, Emerging Growth Portfolio, Enterprise
              Portfolio, Global Equity Portfolio, Government Portfolio,
              Growth and Income Portfolio, and Money Market Portfolio(3)
    (2)       Opinion and consent of Skadden, Arps, Slate, Meagher & Flom
              (Illinois) for Strategic Stock Portfolio(4)

           (3)        Opinion and consent of Skadden, Arps, Slate, Meagher & Flom (Illinois) for Comstock Portfolio(5)
           (4)        Opinion and consent of Skadden, Arps, Slate, Meagher & Flom (Illinois) for each of: Aggressive
                      Growth Portfolio and Technology Portfolio(10)
           (5)        Opinion and consent of Skadden, Arps, Slate, Meagher & Flom (Illinois) for Select Growth
                      Portfolio(11)
           (6)        Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)+
      (j)  (1)        Consent of PricewaterhouseCoopers LLP+
           (2)        Consent of Ernst & Young LLP+
      (k)             Not applicable
      (l)  (1)        Investment Letter dated April 4, 1986 for the Government Portfolio and Common Stock Portfolio and
                      Money Market Portfolio(7)
           (2)        Investment Letter dated July 3, 1995 for the Emerging Growth Portfolio and Global Equity
                      Portfolio(2)
      (m)  (1)        Plan of Distribution Pursuant to Rule 12b-1(10)
           (2)        Service Plan+
      (n)             Multiclass Plan(10)
      (p)  (1)        Code of Ethics of the Investment Adviser and Distributor+
           (2)        Form of Code of Ethics for the subadviser(9)
           (3)        Code of Ethics of the Portfolios(12)
      (q)             Power of Attorney+
      (z)  (1)        List of certain investment companies in response to Item 27(a)+
           (2)        List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)+


---------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed December 22, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed March 6, 1996.

(3) Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 30, 1997.

(4) Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed July 28, 1997.

(5) Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 30, 1998.

(6) Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed May 18, 1998.

(7) Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed March 1, 1999.

(8) Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A of Van Kampen Harbor Fund, File Number 2-12685, filed April 29, 1999.

(9) Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 27, 2000.

(10) Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed September 13, 2000.

(11) Incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A, File 33-628, filed September 14, 2000.


(12)Incorporated herein by reference to Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A, File 33-628, filed April 18, 2001.


  +  Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     See the statement of additional information.

ITEM 25. INDEMNIFICATION.

     Pursuant to Del. Code Ann. Title 12, Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

     Reference is made to Article 8, Section 8.4 of the Registrant's Amended and Restated Agreement and Declaration of Trust. Article 8; Section 8.4 of the Amended and Restated Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interest of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office,
(iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

     (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.

     See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the prospectus and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Asset Management Inc. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.


     (a) The sole principal underwriter is Van Kampen Funds Inc. (the "Distributor"), which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1).



     (b) The Distributor, which is an affiliated person of an affiliated person of Registrant, is the sole principal underwriter for Registrant. The name, principal business address and positions and offices with the Distributor of each of the directors and officers are disclosed in Exhibit (z)(2) incorporated herein by reference. Except as disclosed under the heading "Trustees and Executive Officers" in Part B of this Registration Statement or on (z)(2), none of such persons has any position or office with Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices located at 1 Parkway Plaza, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investor Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Not applicable

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN LIFE INVESTMENT TRUST, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Oakbrook Terrace and State of Illinois, on the 19th day of April, 2002.


                                      VAN KAMPEN LIFE INVESTMENT TRUST


                                      By         /s/ SARA L. BADLER

                                        ----------------------------------------

                                                    Sara L. Badler,


                                                  Assistant Secretary



     Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on April 19, 2002 by the following persons in the capacities indicated:




Principal Executive Officer:

             /s/ RICHARD F. POWERS, III*               Trustee and President
-----------------------------------------------------
               Richard F. Powers, III

Principal Financial Officer:

                /s/ JOHN L. SULLIVAN*                  Vice President, Chief
-----------------------------------------------------    Financial Officer and Treasurer
                  John L. Sullivan

Trustees:

               /s/ J. MILES BRANAGAN*                  Trustee
-----------------------------------------------------
                  J. Miles Branagan

                /s/ JERRY D. CHOATE*                   Trustee
-----------------------------------------------------
                   Jerry D. Choate

               /s/ LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

               /s/ MITCHELL M. MERIN*                  Trustee
-----------------------------------------------------
                  Mitchell M. Merin

                 /s/ JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson

                /s/ WAYNE W. WHALEN*                   Trustee and Chairman
-----------------------------------------------------
                   Wayne W. Whalen

               /s/ SUZANNE H. WOOLSEY*                 Trustee
-----------------------------------------------------
                 Suzanne H. Woolsey

      * Signed by Sara L. Badler pursuant to a power of attorney previously filed.

                 /s/ SARA L. BADLER
-----------------------------------------------------
                   Sara L. Badler
                  Attorney-in-Fact



                                                                  April 19, 2002

                              SCHEDULE OF EXHIBITS


    ITEM NO.    DESCRIPTION
    --------    -----------
    (g)(1)(b)   Amendment to Custodian Contract
    (i)(6)      Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
    (j)(1)      Consent of PricewaterhouseCoopers LLP
       (2)      Consent of Ernst & Young LLP
    (m)(2)      Service Plan
    (p)(1)      Code of Ethics of the Investment Adviser and Distributor
    (q)         Power of Attorney
    (z)(1)      List of certain investment companies in response to Item
                27(a)
       (2)      List of officers and directors of Van Kampen Funds, Inc. in response to Item 27(b)